SPARTAN(registered trademark)


(registered trademark)
FLORIDA
MUNICIPAL
FUNDS


SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS



PRESIDENT'S MESSAGE                           3     Ned Johnson on investing
                                                    strategies.

SPARTAN FLORIDA MUNICIPAL INCOME FUND

 PERFORMANCE                                  4     How the fund has done over time.

 FUND TALK                                    7     The manager's review of fund
                                                    performance, strategy and outlook.

 INVESTMENT CHANGES                           10    A summary of major shifts in the
                                                    fund's investments over the past six
                                                    months
                                                    and one year.

 INVESTMENTS                                  11    A complete list of the fund's
                                                    investments with their market
                                                    values.

 FINANCIAL STATEMENTS                         20    Statements of assets and liabilities,
                                                    operations, and changes in net
                                                    assets,
                                                    as well as financial highlights.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                  24    How the fund has done over time.

 FUND TALK                                    26    The manager's review of fund
                                                    performance, strategy and outlook.

 INVESTMENT CHANGES                           28    A summary of major shifts in the
                                                    fund's investments over the past six
                                                    months
                                                    and one year.

 INVESTMENTS                                  29    A complete list of the fund's
                                                    investments with their market
                                                    values.

 FINANCIAL STATEMENTS                         35    Statements of assets and liabilities,
                                                    operations, and changes in net
                                                    assets,
                                                    as well as financial highlights.

NOTES                                         39    Notes to the financial statements.


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD,OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

SPARTAN FLORIDA MUNICIPAL INCOME FUND


PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997              PAST 6   PAST 1   PAST 5   LIFE OF
                                        MONTHS   YEAR     YEARS    FUND

Spartan Florida Municipal Income Fund   1.39%    7.97%    44.41%   50.14%

Lehman Brothers Florida                 1.60%    8.19%    n/a      n/a
 Municipal Bond Index

Florida Municipal Debt Funds Average    1.15%    7.46%    38.61%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, six months, one year, five years or since the fund started on March 16, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Florida Municipal Bond Index - a total return performance benchmark for Florida investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Florida municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 76 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                    PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan Florida Municipal Income Fund         7.97%    7.63%    8.11%

Lehman Brothers Florida                       8.19%    n/a      n/a
 Municipal Bond Index

Florida Municipal Debt Funds Average          7.46%    6.74%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns by annualizing the result.)
$10,000 OVER LIFE OF FUND
  1992/03/31      10000.00                    10000.00
  1992/04/30      10172.61                    10089.00
  1992/05/31      10350.03                    10207.75
  1992/06/30      10575.20                    10379.03
  1992/07/31      11028.26                    10690.20
  1992/08/31      10779.40                    10585.97
  1992/09/30      10823.45                    10655.20
  1992/10/31      10580.52                    10550.46
  1992/11/30      10944.39                    10739.42
  1992/12/31      11095.24                    10849.07
  1993/01/31      11245.75                    10975.24
  1993/02/28      11812.46                    11372.22
  1993/03/31      11626.24                    11252.01
  1993/04/30      11765.70                    11365.54
  1993/05/31      11841.80                    11429.42
  1993/06/30      12066.54                    11620.18
  1993/07/31      12101.29                    11635.40
  1993/08/31      12393.62                    11877.65
  1993/09/30      12566.59                    12012.93
  1993/10/31      12600.06                    12036.12
  1993/11/30      12423.65                    11930.08
  1993/12/31      12745.45                    12181.92
  1994/01/31      12914.00                    12321.04
  1994/02/28      12524.91                    12001.93
  1994/03/31      11935.22                    11513.21
  1994/04/30      12024.45                    11610.84
  1994/05/31      12139.04                    11711.51
  1994/06/30      12056.43                    11639.95
  1994/07/31      12310.26                    11853.31
  1994/08/31      12320.58                    11894.32
  1994/09/30      12130.96                    11719.71
  1994/10/31      11814.13                    11511.57
  1994/11/30      11530.36                    11303.44
  1994/12/31      11886.42                    11552.23
  1995/01/31      12279.67                    11882.39
  1995/02/28      12704.70                    12227.93
  1995/03/31      12848.58                    12368.43
  1995/04/30      12858.11                    12383.03
  1995/05/31      13293.09                    12778.17
  1995/06/30      13130.49                    12667.00
  1995/07/31      13237.10                    12787.08
  1995/08/31      13405.68                    12949.22
  1995/09/30      13499.13                    13031.19
  1995/10/31      13706.26                    13220.67
  1995/11/30      13961.59                    13440.00
  1995/12/31      14100.58                    13569.15
  1996/01/31      14182.96                    13671.60
  1996/02/29      14061.09                    13579.32
  1996/03/31      13892.16                    13405.77
  1996/04/30      13847.66                    13367.84
  1996/05/31      13843.25                    13362.49
  1996/06/30      14002.86                    13508.01
  1996/07/31      14127.09                    13630.93
  1996/08/31      14122.39                    13627.66
  1996/09/30      14310.34                    13818.45
  1996/10/31      14461.71                    13974.73
  1996/11/30      14742.11                    14230.47
  1996/12/31      14658.38                    14170.70
  1997/01/31      14692.85                    14197.48
  1997/02/28      14827.51                    14327.82
  1997/03/31      14596.62                    14136.83
  1997/04/30      14723.54                    14255.15
  1997/05/30      14946.39                    14469.55
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Florida Municipal Income Fund on March 31, 1992, shortly after the fund started. As the chart shows, by May 31, 1997, the value of the investment would have grown to $14,946 - a 49.46% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year, did over the same period. With dividends reinvested, the same $10,000 would have grown to $14,470 - a 44.70% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices,
for example, generally move
in the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS

      SIX       YEARS ENDED NOVEMBER 30,                        MARCH 16, 1992
      MONTHS                                                    (COMMENCEME
      ENDED                                                     NT
      MAY 31,                                                   OF OPERATIONS) T
                                                                O
                                                                NOVEMBER 30,

      1997      1996                       1995   1994   1993   1992


Dividend return   2.46%    5.10%   6.30%    5.01%     6.10%    4.74%

Capital           -1.07%   0.49%   14.78%   -12.21%    7.41%   5.19%
appreciation
 return

Total return      1.39%    5.59%   21.08%   -7.20%    13.51%   9.93%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. For the periods through November 30, 1996, capital appreciation and total returns include the effect of a $5 account closeout fee on an average size account.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.63(cents)   27.18(cents)   54.50(cents)

Annualized dividend rate                 4.93%         4.92%          4.95%

30-day annualized yield                  4.78%         -              -

30-day annualized tax-equivalent yield   7.47%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.05 over the past one month, $11.07 over the past six months and $11.01 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield if you're in the 36% 1997 federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
SPARTAN FLORIDA MUNICIPAL INCOME FUND
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Jonathan Short, Portfolio Manager of Spartan Florida Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the six-month period that ended May 31, 1997, the fund had a total return of 1.39%. To get a sense of how the fund did relative to its competitors, the Florida municipal debt funds average returned 1.15% for the same six-month period, as tracked by Lipper Analytical Services. Additionally, the Lehman Brothers Florida Municipal Bond Index returned 1.60%. For the 12-month period that ended May 31, 1997, the fund had a total return of 7.97%, the Florida municipal debt funds average returned 7.46%, again according to Lipper, and the Lehman Brothers Florida Municipal Bond Index returned 8.19%.
Q. THE BOND MARKET WAS SOMEWHAT JITTERY DURING THE SIX-MONTH PERIOD. WHAT CAUSED ALL THE UNCERTAINTY AND HOW DID MUNICIPALS FARE IN THE MIDST OF IT?
A. The main reason for the bond market's skittishness was the fear of inflation. Worried that the economy was growing at too quick a pace - and much faster than anticipated - investors sent bond yields higher and bond prices lower. Of course, bond investors react negatively to even the threat of higher inflation because it can eat away at the fixed-income payments their bonds generate. While there weren't any tangible signs that inflation was on the upswing, investors continued to be concerned about the future and whether or not the Federal
Reserve Board would raise interest rates as an anti-inflationary measure sometime down the road. Municipals, however, suffered less during this troubled period than their Treasury counterparts. That was because the supply of munis was limited and the demand for them increased. As a result, tax-free bonds generally were able to hold their ground better than Treasuries and many other taxable fixed-income investments.
Q. HOW DID YOU ALTER YOUR STRATEGY DURING THE PAST SIX MONTHS?
A. While I did buy and sell bonds based on what I believed their value to be relative to other bonds available in the marketplace, my basic strategy remained intact. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the Florida municipal market as a whole, as reflected by the fund's benchmark index. In theory, I guess it's possible to accurately predict where interest rates are headed. But practically speaking, it has proved to be very difficult to do with consistency over any meaningful stretch of time.
Q. DURING THE PAST SIX MONTHS, HOWEVER, IT APPEARS THAT YOU SOLD SOME LONGER-TERM BONDS, WHICH ARE THE MOST SENSITIVE OF ALL BOND MATURITIES TO RISING INTEREST RATES. DID THAT SIGNAL THAT YOU WERE GETTING MORE DEFENSIVE IN LIGHT OF HIGHER INTEREST RATES?
A. No, it was a function of where I found the best value. In my view, longer-term bonds with maturities of more than 20 years didn't offer enough yield advantage over shorter-term bonds to compensate for their added interest rate sensitivity. In my view, the better risk/reward payoff was found in intermediate bonds. So I sold some long-term bonds and replaced them with shorter-term maturities.
Q. WHY DID YOU DECREASE THE FUND'S BAA-RATED BONDS?
A. The primary reason was that credit spreads were tight. By that I mean that lower-rated Baa bonds offered a very small amount of additional yield
- by historical standards - over higher-rated bonds. Again, I didn't think that the small incremental yield that lower-quality bonds paid was worth the added credit risk they carried. So I tended to emphasize higher-quality bonds - including those rated Aaa by Moody's Investor Service.
Q. HEALTH CARE AND ELECTRIC REVENUE BONDS WERE TWO OF THE FUND'S LARGEST SECTOR CONCENTRATIONS AT THE END OF THE PERIOD. SINCE BOTH SECTORS ARE FACING UNIQUE CHALLENGES, HOW DID YOU CHOOSE WHICH INVESTMENTS WERE APPROPRIATE FOR THE FUND?
A. In the health care sector, the main challenges were consolidation, cost-cutting and competition. I emphasized health care facilities that I believed were well-positioned in their service area and that had strong relationships with doctors and various payers, including insurance companies and the state and federal governments. With input from Fidelity's research analysts, I targeted hospitals with strong market share, sensible balance sheets and effective management teams. Health care bonds typically offer high yields relative to other sectors, which is one reason why I thought they were attractive investments for the fund. Turning to electric providers, I preferred those that I thought had reasonable enough cost structures, which would allow them to do well in a more competitive environment. While I didn't see any imminent threat of more competition over the near term, the national trend toward more competition could eventually take hold in Florida.
Q. WHAT'S YOUR OUTLOOK?
A. From a supply and demand standpoint, I'm optimistic about municipals. I don't expect to see a tremendous amount of new bonds issued, and the increase in supply we're likely to see could be easily digested if demand remains firm. How municipals fare over the next year will depend heavily on the direction of interest rates, but I don't think anyone can accurately pinpoint where interest rates will be a week, a month or a year from now. That said, we may continue to see some volatility in the bond market as long as there are conflicting signs about the economy and inflation trends. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income and exemption from
the Florida intangible tax by
normally investing in
investment grade municipal
securities
FUND NUMBER: 427
TRADING SYMBOL: FFLIX
START DATE: March 16, 1992
SIZE: as of May 31, 1997,
more than $390 million
MANAGER: Jonathan Short,
since 1996; manager, Fidelity
California Municipal Income,
Fidelity California Insured
Municipal Income, Fidelity
Minnesota Municipal Income,
Spartan Arizona Municipal
Income, Spartan California
Municipal Income and
Spartan California
Intermediate Municipal
Income funds, since 1995;
Fidelity Advisor California
Municipal Income Fund, since
1996; joined Fidelity in 1990
(checkmark)
JONATHAN SHORT ON FLORIDA'S
ECONOMY:
"Much as it has for the last
several years, Florida's
economy continues to expand.
Unemployment is the lowest it
has been so far in this
decade and the state's job
growth is outpacing the nation
as a whole. However, recent
evidence suggests that the
state's economic growth may
slow somewhat over the next
several years. Population
growth - which has fueled
Florida's expansion over the
past decade - slowed in 1996
to the lowest rate since World
War II. Additionally, the state's
heavy reliance on tourism
could put the skids on
Florida's growth if the U.S.
economy slows.
"Even so, I believe that Florida
will remain one of the
fastest-growing states in the
nation for the remainder of the
century. The state's strong ties
to Latin America will be a plus
as long as trade relations
between the U.S. and the
region remain positive. Given
the affordable housing and
pleasant climate the state has
to offer, population growth
should remain positive, even
if it does slow from current
levels."

SPARTAN FLORIDA MUNICIPAL INCOME FUND


INVESTMENT CHANGES


TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                     % OF FUND'S    % OF FUND'S
                     INVESTMENTS    INVESTMENTS
                                    IN THESE MARKET
                                    SECTORS
                                    6 MONTHS AGO

Electric Revenue     16.9           16.6

Health Care          13.9           14.6

Transportation       13.5           14.3

Water & Sewer        12.0           11.8

General Obligation   11.3           9.5

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
               6 MONTHS AGO

Years   13.6   14.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   7.3   7.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 60.5%
Aa, A 22.6%
Baa 11.2%
Ba, B 0.0%
Non-rated 3.0%
Short-term
investments 2.7%
Aaa 61.4%
Aa, A 22.0%
Baa 11.7%
Ba, B 0.0%
Non-rated 3.1%
Short-term
investments 1.8%
Row: 1, Col: 1, Value: 60.5
Row: 1, Col: 2, Value: 22.6
Row: 1, Col: 3, Value: 11.2
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.0
Row: 1, Col: 6, Value: 2.7
Row: 1, Col: 1, Value: 61.4
Row: 1, Col: 2, Value: 22.0
Row: 1, Col: 3, Value: 11.7
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 3.1
Row: 1, Col: 6, Value: 1.8
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN FLORIDA MUNICIPAL INCOME FUND

INVESTMENTS MAY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL BONDS - 97.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - 95.3%
Alachua County Health Facs. Auth. Health
Facs. Rev. (Santa Fe Health Care Facs. Proj.):
  7.60% 11/15/13
  (Pre-Refunded to 11/15/00 @ 102) (d)  Baa1 $ 1,000,000 $ 1,117,500
  Rfdg. 6% 11/15/09
  (Escrowed to Maturity) (d)  Baa1  2,950,000  3,090,125
  Rfdg. 6.05% 11/15/16
  (Escrowed to Maturity) (d)  Baa1  6,230,000  6,525,925
Broward County Hsg. Fin. Auth. Single-Family
Mtg. Rev. 6.65% 8/1/21 (c)  Aaa  2,000,000  2,077,500
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  11,250,000  12,248,437
Broward County Spl. Oblig. Rfdg.:
 5.50% 1/1/02 (AMBAC Insured)  Aaa  1,365,000  1,411,069
 5.50% 1/1/04 (AMBAC Insured)  Aaa  2,320,000  2,407,000
 5.50% 1/1/05 (AMBAC Insured)  Aaa  2,585,000  2,685,169
Dade County Aviation Rev. Rfdg.:
 (Miami Int'l Arpt.) Series A, 5.75%
 10/1/04 (c)(f)  Aaa  5,000,000  5,206,250
 Series B, 6.30% 10/1/05
 (AMBAC Insured)  Aaa  1,200,000  1,315,500
 Series Y, 5.30% 10/1/05  Aa3  3,460,000  3,550,825
Dade County Gtd. Entitlement Rev. Rfdg.:
 Series B, 0% 2/1/02 (MBIA Insured)  Aaa  1,810,000  1,448,000
 0% 8/1/18 (AMBAC Insured)
 (Pre-Refunded to 2/1/06 @ 40.446) (d)  Aaa  14,835,000  3,894,187
Dade County Pub. Facs. Rev. Rfdg. (Jackson
Mem. Hosp.) Series A, 4.75% 6/1/10
(MBIA Insured)  Aaa  3,540,000  3,305,475
Dade County Resource Recovery Facs. Rev. Rfdg.
5.50% 10/1/09 (AMBAC Insured) (c)  Aaa  4,000,000  4,030,000
Dade County Seaport Rev. Rfdg.:
Series 95:
  6.20% 10/1/09 (MBIA Insured)  Aaa  1,845,000  2,001,825
  5.75% 10/1/15 (MBIA Insured)  Aaa  5,100,000  5,182,875
 6.25% 10/1/05 (MBIA Insured)  Aaa  2,995,000  3,283,269
 6.25% 10/1/06 (MBIA Insured)  Aaa  1,575,000  1,734,469
Dade County Spl. Oblig. Rev. Rfdg. Series B:
 0% 10/1/03 (AMBAC Insured)  Aaa  4,160,000  3,057,600
 0% 10/1/04 (AMBAC Insured)  Aaa  5,045,000  3,506,275

MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Dade County Wtr. & Swr. Sys. Rev.:
 6.25% 10/1/06 (FGIC Insured)  Aaa $ 1,500,000 $ 1,642,500
 6.25% 10/1/08 (FGIC Insured)  Aaa  1,100,000  1,211,375
 6.25% 10/1/10 (FGIC Insured)  Aaa  1,000,000  1,103,750
 5.25% 10/1/21 (FGIC Insured)  Aaa  850,000  809,625
 5.50% 10/1/25 (FGIC Insured)  Aaa  1,930,000  1,874,512
Dunedin Hosp. Rev. Rfdg. (Mease Health Care)
5.25% 11/15/06 (MBIA Insured)  Aaa  1,400,000  1,431,500
Dunedin Util. Sys. Rev. Rfdg. 6.25% 10/1/11
(FGIC Insured)  Aaa  1,360,000  1,494,300
Duval County Hsg. Fin. Auth. Single-Family
Mtg. Rev. Series C, 7.70% 9/1/24
(FGIC Insured) (GNMA Coll.)  Aaa  680,000  719,950
Duval County School Dist. Rev. Rfdg.
6.30% 8/1/06 (AMBAC Insured)  Aaa  5,000,000  5,393,750
Escambia County Health Facs. Auth. Rev.
(Baptist Hosp. & Baptist Manor):
  6.75% 10/1/14  BBB+  3,250,000  3,408,437
  Series B, 6% 10/1/14  BBB+  2,825,000  2,814,406
Escambia County Poll. Cont. Rev.:
 Rfdg. (Gulf Pwr. Co. Proj.) 6.75% 3/1/22  A1  2,000,000  2,044,680
 (Champion Int'l Corp. Proj.):
  6.90% 8/1/22 (c)  Baa1  5,000,000  5,331,250
  6.40% 9/1/30 (c)  Baa1  1,000,000  1,018,750
Escambia County Util. Sys. Auth. Util. Sys. Rev.
Series B, 6.25% 1/1/15 (FGIC Insured)  Aaa  1,500,000  1,642,500
Florida Hsg. Fin. Agcy. Rfdg.:
 Single-Family Mtg. Rev.:
  Series A, 6.35% 7/1/14  Aa1  1,345,000  1,385,350
  Series A, 6.55% 7/1/14 (c)  Aaa  1,430,000  1,488,987
  Series B, 6.55% 7/1/17 (c)  Aaa  1,345,000  1,395,437
 Multi-Family Mtg. Rev. (Park Colony Proj.)
 Series D, 5.10% 4/1/03, LOC Mellon
 Bank, NA  A+  2,500,000  2,500,000
Florida Gen. Oblig. Rfdg. Senior Lien
(Jacksonville Trans.) 5% 7/1/03 (f)  Aa  1,435,000  1,452,937
Florida Board of Ed. Admin. Cap. Outlay Rfdg.
(Pub. Ed.):
  Series A, 5% 6/1/24  Aa2  5,000,000  4,525,000
  Series 1994 C, 5.40% 6/1/03  Aa2  1,060,000  1,094,450
  Series 1994 C, 5.40% 6/1/06  Aa2  1,500,000  1,548,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Florida Board of Ed. Admin. Cap. Outlay Rfdg.
(Pub. Ed.): - continued
  Series D:
   5% 6/1/15  Aa2 $ 5,750,000 $ 5,397,812
   4.75% 6/1/16  Aa2  2,000,000  1,782,500
   4.75% 6/1/17  Aa2  4,000,000  3,555,000
   5.125% 6/1/18  Aa2  4,500,000  4,218,750
Florida Fin. Dept. Gen. Svcs. Rev. (Dept. of
Natural Resources Preservation 2000)
Series A:
  6.75% 7/1/08 (AMBAC Insured)  Aaa  1,350,000  1,468,125
  5.70% 7/1/09 (AMBAC Insured)  Aaa  3,000,000  3,093,750
  5.75% 7/1/11 (AMBAC Insured)  Aaa  3,000,000  3,071,250
Florida Mid-Bay Bridge Auth. Rev. Series A:
 7.50% 10/1/17  -  1,700,000  1,857,250
 6.875% 10/1/22 (Escrowed to Maturity) (d)  -  3,000,000  3,487,500
Florida Municipal Pwr. Agcy. Rev. (Stanton II Proj.):
  6.50% 10/1/20 (Pre-Refunded to 10/1/02
  @ 102) (AMBAC Insured) (d)  Aaa  1,000,000  1,105,000
  Rfdg. 4.50% 10/1/16 (AMBAC Insured)  Aaa  4,400,000  3,778,500
  Rfdg. 4.50% 10/1/27 (AMBAC Insured)  Aaa  4,200,000  3,444,000
Florida Tpk. Auth. Tpk. Rev.:
 Series A:
  6.25% 7/1/09 (FGIC Insured)  Aaa  1,825,000  1,923,094
  7.20% 7/1/11 (Pre-Refunded to 7/1/01
  @ 102) (AMBAC Insured) (d)  Aaa  1,500,000  1,676,250
  5% 7/1/19 (FGIC Insured)  Aaa  2,000,000  1,837,500
 Dept. of Transportation Series A:
  5.50% 7/1/05 (AMBAC Insured)  Aaa  3,250,000  3,380,000
  5.50% 7/1/06 (AMBAC Insured)  Aaa  3,000,000  3,123,750
  5.50% 7/1/14 (FGIC Insured)  Aaa  1,500,000  1,505,625
Gainesville Util. Sys. Rev.:
 Rfdg.:
  Series A, 5.75% 10/1/04  Aa  1,000,000  1,051,250
  Series B, 5.50% 10/1/13  Aa  1,500,000  1,500,000
 Series B, 6.50% 10/1/10  Aa  1,600,000  1,792,000
Greater Orlando Aviation Auth. Orlando Aprt.
Facs. Rev. Series A, 6.50% 10/1/05
(FGIC Insured) (c)  Aaa  3,550,000  3,869,500
Hillsborough County Rfdg. (Environmentally
Sensitive Lands Acquisition & Protection)
6% 7/1/02 (AMBAC Insured)  Aaa  2,080,000  2,210,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Hillsborough County Aviation Auth. Rev. Rfdg.
(Tampa Int'l Aprt.) Series A, 6.90% 10/1/11
(FGIC Insured)  Aaa $ 4,250,000 $ 4,531,563
Hillsborough County Cap. Impt. Proj. Rev.
Rfdg. 6% 8/1/06 (FGIC Insured)  Aaa  1,000,000  1,083,750
Hillsborough County Port. Dist. Spl. Rev. Rfdg.
(Tampa Port Auth.):
  6.50% 6/1/03 (c)  Aaa  2,000,000  2,182,500
  6.50% 6/1/05 (c)  Aaa  2,000,000  2,215,000
Hillsborough County Util. Rev. Rfdg.
(Cap. Appreciation) Series A:
  0% 8/1/05 (MBIA Insured)  Aaa  8,000,000  5,310,000
  0% 8/1/06 (MBIA Insured)  Aaa  10,000,000  6,287,500
  0% 8/1/07 (MBIA Insured)  Aaa  7,000,000  4,182,500
Indian River County Wtr. & Swr. Rev. Rfdg.
Series A, 5.50% 9/1/11 (FGIC Insured)  Aaa  2,000,000  2,030,000
Jacksonville Elec. Auth. Rev. Rfdg.:
 (Bulk Pwr. Supply - Scherer) 6.75% 10/1/21
 (Pre-Refunded to 10/1/00 @ 101.50) (d)  Aaa  1,000,000  1,083,750
 (St. Johns River Issue #2):
  Series 10, 6.50% 10/1/03  Aa1  1,500,000  1,646,250
  Series 5, 7% 10/1/09  Aa1  2,490,000  2,648,737
Jacksonville Excise Tax Rev.:
 Rfdg. 6.25% 10/1/05 (AMBAC Insured)  Aaa  1,000,000  1,073,750
 Series A:
  5% 10/1/09 (FGIC Insured)  Aaa  1,335,000  1,326,656
  6.50% 10/1/11 (Pre-Refunded to
  10/1/99 @ 102) (AMBAC Insured) (d)  Aaa  1,200,000  1,281,000
 Series B, 5.60% 10/1/08 (FGIC Insured)  Aaa  2,300,000  2,334,500
Jacksonville Health Facs. Auth. Hosp. Rev.
Rfdg. (Baptist Med. Ctr. Proj.) Series A,
7.30% 6/1/19 (MBIA Insured)  Aaa  500,000  531,875
Jacksonville Health Facs. Auth. Ind. Dev. Rev.
(Cypress Village Proj. - Nat'l Benevolent Assoc.):
  Rfdg.:
   7% 12/1/14  Baa1  1,000,000  1,052,500
   7% 12/1/22  Baa1  2,000,000  2,092,500
   6.25% 12/1/23  Baa1  2,710,000  2,710,000
  8% 12/1/24  Baa1  2,740,000  3,072,225
Jacksonville Ind. Dev. Rev. Rfdg. (Cargill, Inc.
Proj.) 6.40% 3/1/11 (e)  AA-  1,250,000  1,321,875
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Jacksonville Sales Tax Rev. (River City
Renaissance Proj.):
  6% 10/1/02 (FGIC Insured)  Aaa $ 1,500,000 $ 1,599,375
  6% 10/1/04 (FGIC Insured)  Aaa  3,430,000  3,691,537
  5.65% 10/1/14 (FGIC Insured)  Aaa  1,900,000  1,914,250
Jacksonville Wtr. & Swr. Dist. Rev.:
 6% 10/1/06 (MBIA Insured)  Aaa  2,075,000  2,233,219
 (Jacksonville Suburban Util. Corp. Proj.)
 6.75% 6/1/22 (c)  A3  1,915,000  2,029,900
Key West Util. Board Elec. Rev. Rfdg. 0%
10/1/14 (AMBAC Insured)  Aaa  6,755,000  2,566,900
Lakeland Elec. & Wtr. Rev.:
 0% 10/1/09 (FGIC Insured)  Aaa  2,840,000  1,480,350
 Rfdg. (Jr. Sub. Lien):
  6.25% 10/1/02 (FGIC Insured)  Aaa  5,180,000  5,562,025
  6.50% 10/1/06 (FGIC Insured)  Aaa  2,200,000  2,450,250
  6.50% 10/1/07 (FGIC Insured)  Aaa  4,095,000  4,581,281
Leesburg Hosp. Rev. Rfdg. (Leesburg Reg.
Med. Ctr. Proj.) :
  Series A, 5.60% 7/1/08  A  5,000,000  5,081,250
  Series B, 5.625% 7/1/13  A  2,795,000  2,770,544
Leon County Rev. Rfdg. 5.50% 10/1/07  Aaa  1,000,000  1,037,500
Melbourne Arpt. Rev. Rfdg.:
 5.75% 10/1/97 (MBIA Insured) (c)  Aaa  190,000  191,197
 5.75% 10/1/98 (MBIA Insured) (c)  Aaa  205,000  209,356
 5.75% 10/1/99 (MBIA Insured) (c)  Aaa  215,000  221,450
 6.25% 10/1/00 (MBIA Insured) (c)  Aaa  230,000  242,075
 6.25% 10/1/01 (MBIA Insured) (c)  Aaa  240,000  255,300
 6.25% 10/1/02 (MBIA Insured) (c)  Aaa  260,000  279,175
 6.25% 10/1/03 (MBIA Insured) (c)  Aaa  270,000  291,937
 6.50% 10/1/04 (MBIA Insured) (c)  Aaa  290,000  319,362
 6.50% 10/1/05 (MBIA Insured) (c)  Aaa  310,000  343,713
 6.50% 10/1/06 (MBIA Insured) (c)  Aaa  325,000  362,375
 6.75% 10/1/07 (MBIA Insured) (c)  Aaa  350,000  399,000
 6.75% 10/1/08 (MBIA Insured) (c)  Aaa  375,000  427,969
 6.75% 10/1/09 (MBIA Insured) (c)  Aaa  400,000  457,500
 6.75% 10/1/10 (MBIA Insured) (c)  Aaa  425,000  485,031
Naples Hosp. Rev. Rfdg.:
 (Naples Community Hosp. Inc. Proj.)
  5.10% 10/1/07 (MBIA Insured)  Aaa  1,500,000  1,507,500
  5% 10/1/19 (MBIA Insured)  Aaa  1,000,000  911,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
North Broward Hosp. Dist. Rev. Rfdg.
6.40% 1/1/06 (MBIA Insured) (Pre-Refunded
to 1/1/02 @ 102) (d)  Aaa $ 950,000 $ 1,035,500
North Miami Edl. Facs. Rev. (Johnson & Wales
Univ. Proj.) Series A, 6.125% 4/1/20  -  6,605,000  6,629,769
Orange County Health Facs. Auth. Hosp. Rev.:
 Rfdg. (Adventist Health Sys.) 5.75%
 11/15/05 (AMBAC Insured)  Aaa  2,000,000  2,120,000
 (Orlando Reg. Healthcare) Series A, 6.25%
 10/1/18 (MBIA Insured)  Aaa  2,500,000  2,734,375
Orange County Hsg. Fin. Auth. Single-Family
Mtg. Rev. 6.40% 10/1/14 (c)  Aaa  2,000,000  2,075,000
Orange County Tourist Dev. Tax Rev. Rfdg.
Series A:
  5.75% 10/1/07 (MBIA Insured)  Aaa  3,620,000  3,859,825
  5.85% 10/1/08 (MBIA Insured)  Aaa  1,795,000  1,920,650
Orlando Util. Commission Wtr. & Elec. Rev.:
 Rfdg.:
  6% 10/1/10  Aa1  2,405,000  2,567,338
  Sub-Series A, 5% 10/1/20  Aa  1,500,000  1,365,000
  Sub-Series D, 6.75% 10/1/17  Aa  7,000,000  8,102,500
 Series A, 6.50% 10/1/20 (Pre-Refunded to
 10/1/01 @ 102) (d)  Aaa  2,055,000  2,250,225
 5.538% 10/31/13  Aa  9,400,000  9,306,000
Palm Beach County Health Facs. Auth. Rev.
(Retirement Commty. - Adult Commty. Total
Svcs. Inc.) 5.625% 11/15/20  A-  2,500,000  2,434,375
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev.:
  5.75% 4/1/04 (AMBAC Insured) (c)(f)  Aaa  3,380,000  3,477,175
  6% 4/1/10 (AMBAC Insured) (c)(f)  Aaa  5,770,000  5,979,163
  6% 4/1/11 (AMBAC Insured) (c)(f)  Aaa  5,000,000  5,162,500
Pensacola Arpt. Rev. Rfdg. Series A, 6.125%,
10/1/18 (MBIA Insured) (c)(f)  Aaa  1,500,000  1,498,125
Plantation Health Facs. Auth. Rev.
(Covenant Retirement Commty. Inc.)
7.75% 12/1/22  BBB+  2,500,000  2,709,375
Polk County Ind. Dev. Auth. Ind. Dev. Rev.
(Winter Haven Hosp.) Series 2, 6.25%
9/1/15 (MBIA Insured)  Aaa  1,480,000  1,546,600
Reedy Creek Impt. Dist. Florida Util. Rev.
Series 1991-1, 6.50% 10/1/16 (MBIA Insured)
(Pre-Refunded to 10/1/01 @ 101) (d)  Aaa  1,350,000  1,466,438
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Sarasota Wtr. & Swr. Util. Rev. Rfdg.:
 5.25% 10/1/00 (FGIC Insured)  Aaa $ 1,150,000 $ 1,180,188
 6.25% 10/1/04 (FGIC Insured)  Aaa  1,450,000  1,578,688
Sarasota County Util. Sys. Rev. Rfdg. Series A,
6%, 10/1/05 (FGIC Insured)  Aaa  1,830,000  1,964,963
Seminole County Wtr. & Swr. Rev. Rfdg. & Impt.
6% 10/1/09 (MBIA Insured)  Aaa  1,500,000  1,629,375
South Miami Health Facs. Auth. Hosp. Rev.
Rfdg. (Baptist Health Sys. Oblig.) 5.50%
10/1/05 (MBIA Insured)  Aaa  1,980,000  2,056,725
Sumter County School Dist. Rev.
(Multi-Dist. Loan Prog.) 7.15% 11/1/15
(FSA Insured)  Aaa  1,000,000  1,202,500
Sunrise Util. Sys. Rev. Series A:
 0% 10/1/00 (AMBAC Insured)  Aaa  1,070,000  920,200
 0% 10/1/01 (AMBAC Insured)  Aaa  1,225,000  999,906
 0% 10/1/02 (AMBAC Insured)  Aaa  1,000,000  775,000
 0% 10/1/03 (AMBAC Insured)  Aaa  1,000,000  735,000
Sunshine State Governmental Fing. Commission
Rev. Series A, 5.50% 10/1/05 (FGIC Insured)  Aaa  1,000,000  1,042,500
Tampa Rev. (Allegheny Health Sys. - St. Joseph):
 6.70% 12/1/07 (MBIA Insured)  Aaa  2,535,000  2,769,488
 6.75% 12/1/17 (MBIA Insured)  Aaa  150,000  162,188
Tampa Wtr. & Swr. Rev. Rfdg.:
 Series B, 5% 10/1/14 (FGIC Insured)  Aaa  1,000,000  942,500
 5.125% 10/1/17 (FGIC Insured)  Aaa  6,890,000  6,511,050
Tarpon Springs Health Facs. Auth. Hosp. Rev.
(Helen Ellis Mem. Hosp. Proj.):
  7.5% 5/1/11  BBB-  1,225,000  1,312,281
  7.625% 5/1/21  BBB-  4,245,000  4,552,763
Volusia County Edl. Facs. Auth. (Embry-Riddle
Aeronautical Univ.) 6.125% 10/15/16  Baa2  2,000,000  2,027,500
  375,043,627
PUERTO RICO - 2.0%
Puerto Rico Commonwealth Infrastructure Fing.
Auth. Spl. Series A, 7.50% 7/1/09  Baa1  1,000,000  1,049,500
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.
Rfdg. Series W:
  6.50% 7/1/05 (MBIA Insured)  Aaa  3,000,000  3,345,000
  6.50% 7/1/06 (MBIA Insured)  Aaa  2,000,000  2,245,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
PUERTO RICO - CONTINUED
Puerto Rico Pub. Bldg. Auth. Guaranteed Pub.
Ed. & Health Facs. Series L, 6.875% 7/1/21
(Pre-Refunded to 7/1/02 @ 101.50) (d)  Aaa $ 1,000,000 $ 1,120,000
  7,759,500
TOTAL MUNICIPAL BONDS
(Cost $371,250,370)   382,803,127
MUNICIPAL NOTES (B) - 2.7%
FLORIDA - 2.7%
Brevard County School Dist. TAN
4.20% 6/30/97  MIG 1  2,000,000  2,000,460
Broward County Hsg. Fin. Auth. Multi-Family
Hsg. Rev. (Sanctuary Apts. Proj.) Series 1985
3.05% LOC PNC Bank, NA, VRDN  VMIG 1  500,000  500,000
Dade County Health Facs. Auth. Hosp. Rev.
(Miami Children's Hosp. Proj.) 3.40%
(AMBAC Insured) VRDN  A-1+  1,200,000  1,200,000
Dade County Ind. Dev. Auth. (Florida Pwr. & Lt.
Proj.) Series 1993, 3.40%, VRDN  VMIG 1  1,200,000  1,200,000
Dade County Wtr. & Swr. Sys. Rev. 3.90%
(FGIC Insured) (BPA Ind. Bank of Japan)
VRDN  VMIG 1  2,005,000  2,005,000
Florida Board of Ed. Cap. Outlay Participating
VRDN, Series SG-22, 3.15% (Liquidity Facility
Societe Generale)  Aa  400,000  400,000
Hillsborough County Ind. Dev. Auth. Poll. Cont.
Rev. Rfdg. (Tampa Electric Co. Gannon Coal
Proj.) Series 1992, 4.45%, VRDN  VMIG 1  1,400,000  1,400,000
Martin County Poll. Cont. Rev. Rfdg. (Florida
Pwr. & Light Co. Proj.) Series 1994, 3.40%,
VRDN  A-1  1,000,000  1,000,000
Pasco County Hsg. Fin. Auth. Multi-Family Hsg.
Rev. (Carlton Arms of Magnolia Valley) Series
1985, 4.125%, LOC Bankers Trust Co.,VRDN  VMIG  500,000  500,000
Pinellas County Health Facs. Auth. Rev. (Pooled
Hosp. Loan Prog.) 3.40%, LOC Chase
Manhattan Bank, VRDN  VMIG 1  400,000  400,000
TOTAL MUNICIPAL NOTES
(Cost $10,605,851)   10,605,460
TOTAL INVESTMENTS - 100%
(Cost $381,856,221)  $ 393,408,587
SECURITY TYPE ABBREVIATIONS
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,321,875 or 0.3% of net assets.
6. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 81.0% AAA, AA, A 85.3%
Baa 7.4% BBB  5.6%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 3.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Electric Revenue  16.9%
Health Care  13.9
Transportation  13.5
Water and Sewer  12.0
General Obligation  11.3
Special Tax  10.0
Resource Recovery  8.1
Escrowed/Pre-Refunded  7.1
Others (individually less than 5%)   7.2
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $381,863,878. Net unrealized appreciation aggregated $11,544,709, of which $12,248,904 related to appreciated investment securities and $704,195 related to depreciated investment securities.
At November 30, 1996, the fund had a capital loss carryforward of approximately $1,277,000 which will expire on November 30, 2003.
At November 30, 1996, the fund was required to defer approximately $304,000 of losses on futures contracts.

SPARTAN FLORIDA MUNICIPAL INCOME FUND


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $381,856,221) -                  $ 393,408,587
See accompanying schedule

Receivable for investments sold                                            15,254,609

Interest receivable                                                        5,318,957

 TOTAL ASSETS                                                              413,982,153

LIABILITIES

Payable to custodian bank                                   $ 140,879

Payable for investments purchased:                           22,765,752
Delayed delivery

Payable for fund shares redeemed                             242,375

Distributions payable                                        599,200

Accrued management fee                                       181,574

Other payables and accrued expenses                          22,031

 TOTAL LIABILITIES                                                         23,951,811

NET ASSETS                                                                $ 390,030,342

Net Assets consist of:

Paid in capital                                                           $ 378,801,286

Accumulated undistributed net realized gain (loss)                         (323,310)
on investments

Net unrealized appreciation (depreciation) on                              11,552,366
investments

NET ASSETS, for 35,102,788 shares outstanding                             $ 390,030,342

NET ASSET VALUE, offering price and redemption price                       $11.11
per share ($390,030,342 (divided by) 35,102,788 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                           $ 10,620,156

EXPENSES

Management fee                                             $ 1,063,949

Non-interested trustees' compensation                       3,384

 Total expenses before reductions                           1,067,333

 Expense reductions                                         (2,809)        1,064,524

NET INTEREST INCOME                                                        9,555,632

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,482,992

 Futures contracts                                          (126,046)      1,356,946

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (5,502,791)

 Futures contracts                                          (91,585)       (5,594,376)

NET GAIN (LOSS)                                                            (4,237,430)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 5,318,202
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS       YEAR ENDED
                                                         ENDED MAY 31,    NOVEMBER 30,
                                                         1997             1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 9,555,632      $ 19,404,554
Net interest income

 Net realized gain (loss)                                 1,356,946        2,687,336

 Change in net unrealized appreciation (depreciation)     (5,594,376)      (966,203)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          5,318,202        21,125,687
FROM OPERATIONS

Distributions to shareholders                             (9,555,632)      (19,404,554)
From net interest income

 From net realized gain                                   -                (177,944)

 TOTAL DISTRIBUTIONS                                      (9,555,632)      (19,582,498)

Share transactions                                        29,653,918       55,831,105
Net proceeds from sales of shares

 Reinvestment of distributions                            5,921,937        12,253,000

 Cost of shares redeemed                                  (32,449,387)     (74,511,282)

 Redemption fees                                          11,241           23,440

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,137,709        (6,403,737)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (1,099,721)      (4,860,548)

NET ASSETS

 Beginning of period                                      391,130,063      395,990,611

 End of period                                           $ 390,030,342    $ 391,130,063

OTHER INFORMATION
Shares

 Sold                                                     2,675,653        5,063,476

 Issued in reinvestment of distributions                  535,043          1,112,117

 Redeemed                                                 (2,931,374)      (6,776,104)

 Net increase (decrease)                                  279,322          (600,511)



      SIX MONTHS     YEARS ENDED NOVEMBER 30,                          MARCH, 16, 1992
      ENDED                                                            (COMMENCEMEN
      MAY 31, 1997                                                     T
                                                                       OF OPERATIONS)
                                                                       TO
                                                                       NOVEMBER 30,

      (UNAUDITED)    1996                       1995   1994 E   1993   1992





SELECTED PER-SHARE DATA

Net asset value, beginning of period                        $ 11.230    $ 11.180    $ 9.740     $ 11.290    $ 10.520    $ 10.000

Income from Investment Operations                            .272        .546        .573        .587        .615        .459
Net interest income

 Net realized and unrealized gain (loss)                     (.120)      .054        1.439       (1.352)     .777        .514

 Total from investment operations                            .152        .600        2.012       (.765)      1.392       .973



Less Distributions

 From net interest income                                    (.272)      (.546)      (.573)      (.587)      (.615)      (.459)

 From net realized gain                                      -           (.005)      -           (.200)      (.010)      -

 Total distributions                                         (.272)      (.551)      (.573)      (.787)      (.625)      (.459)

Redemption fees added to paid in capital                     .000        .001        .001        .002        .003        .006

Net asset value, end of period                              $ 11.110    $ 11.230    $ 11.180    $ 9.740     $ 11.290    $ 10.520

TOTAL RETURN B                                              1.39%       5.59%       21.09%      (7.19)      13.52%      9.94%
                                                                                               %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                    $ 390,030   $ 391,130   $ 395,991   $ 335,551   $ 428,367   $ 237,109

Ratio of expenses to average net assets                     .55%        .55%        .55%        .54%        .25%        .03% A
                                                           A                                   C           C           , C

Ratio of expenses to average net assets after expense
reductions                                                   .55%        .54%        .55%        .54%        .25%        .03% A
                                                            A           D

Ratio of net interest income to average net assets           4.92%       4.96%       5.37%       5.49%       5.52%       6.25% A
                                                            A

Portfolio turnover rate                                      25%         28%         65%         49%         50%         38% A
                                                            A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E EFFECTIVE DECEMBER 31, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average size account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed the fund for certain expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997         PAST 6   PAST 1   LIFE OF
                                   MONTHS   YEAR     FUND

Spartan Florida Municipal          1.59%    3.17%    14.91%
 Money Market Fund

All Tax-Free Money Market          1.52%    3.01%    13.39%
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 24, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of mutual funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 425 mutual funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997               PAST 1   LIFE OF
                                         YEAR     FUND

Spartan Florida Municipal                3.17%    2.95%
 Money Market Fund

All Tax-Free Money Market                3.01%    2.68%
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
                             6/2/97   3/3/97   12/2/96   9/2/96   5/27/96



Spartan Florida Municipal    3.40%    3.01%    3.19%     3.12%    3.27%
Money Market Fund



All Tax-Free Money Market    3.27%    2.87%    3.05%     2.96%    3.12%
Funds Average



Spartan Florida Municipal    5.31%    4.70%    4.98%     4.88%    5.11%
Money Market Fund -
Tax-equivalent


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average. Or you can look at the fund's tax-equivalent yield, which is based on an effective 1997 federal tax rate of 36%. A portion of the fund's income may be subject to the alternative minimum tax. Figures for the all tax-free money market funds average are from IBC Financial Data, Inc.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more
meaningful. Keep in mind that
the U.S. government neither
insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)
SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND
FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS:
Scott Orr became Portfolio Manager of Spartan Florida Municipal Money Market Fund on April 1, 1997.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST SIX MONTHS, SCOTT?
A. At the beginning of the period, the market had become complacent with the Federal Reserve Board's monetary policy. At that time, the economy was growing at a moderate pace and inflation remained well under control. The Fed had stayed on the sidelines, keeping the rate banks charge each other for overnight loans - known as the fed funds rate - steady at 5.25% since January 1996. In February and March 1997, however, signs that the economy was growing at a stronger clip changed market sentiment. Expectations of a rate increase culminated in the Fed's announcement at its March 25 Open Market Committee meeting that it had increased the fed funds rate by 0.25% to 5.50%. From the end of March through the end of the period, yields in the market reflected a strong belief that the Fed would continue to raise rates. Although many in the market expected a rate increase at its May meeting, the Fed decided to hold off because economic growth had moderated again and inflation was still benign. Despite the weaker pace of growth at the end of the period, the market continued to look for higher rates, but perhaps over a more protracted time frame.
Q. WHAT WAS THE FUND'S STRATEGY IN THIS ENVIRONMENT?
A. The environment was one in which we expected rates to be higher in the ensuing months. As a result, part of our strategy was to invest in variable rate securities because they move up or down with changes in interest rates. At the same time, we sought to buy fixed-rate notes when they were expected to provide higher yields than variable rate securities over the terms of the notes.
Q. WERE THERE OTHER FACTORS THAT AFFECTED THE STRATEGY?
A. Yes. A significant amount of assets typically come into the fund at the end of December each year because it provides a unique tax shelter against the Florida intangible tax. In the past, this flood of cash into the fund has made it difficult to keep it fully invested in Florida securities. This year, Fidelity made a concerted effort to contact shareholders and request that they invest their money a bit earlier than in the past. This campaign proved to be very successful. As a result of receiving the added inflows earlier, the fund was able to purchase more Florida securities at attractive levels that we were happy to hold over the year-end period. We look forward to pursuing a similar approach in the future.
Q. HOW DID THE FUND PERFORM?
A. Spartan Florida Municipal Money Market Fund's seven-day yield on May 31, 1997, was 3.43%, compared to 3.18% six months ago. The latest yield was the equivalent of a 5.36% taxable rate of return for Florida investors in the 36% federal tax bracket. Through May 31, 1997, the fund's six-month total return was 1.59%, compared to 1.52% for the all tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. Even though there has been some recent moderation in the economy, I believe there will be enough sustained strength to encourage the Fed to raise rates over the next six to nine months. At this point, the main question is when the increases will come. As such, I believe the markets will look much like they did last year, as investors look at statistics week by week to try to discern the strength of the economy, the outlook for inflation and, hence, Fed policy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: high current tax-free
income and exemption from
the Florida intangible tax,
while maintaining a stable $1
share price by investing in
high-quality, short-term
municipal money market
securities
FUND NUMBER: 428
TRADING SYMBOL: FSFXX
START DATE: August 24, 1992
SIZE: as of May 31, 1997,
more than $394 million
MANAGER: Scott Orr, since
April 1997; manager, various
Fidelity and Spartan
municipal money market
funds; joined Fidelity in 1989
(checkmark)
WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall.
When the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future
tax or other revenues and
payable from those specific
sources.
TENDER BOND: A variable-rate,
long-term security that gives
the bond holder the option to
redeem the bond at face
value before maturity.
VARIABLE RATE DEMAND NOTE
(VRDN): A tender bond that
can be redeemed on short
notice, typically one or seven
days. VRDNs are useful in
managing the fund's average
maturity and liquidity.

SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND


INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND    % OF FUND    % OF FUND
            ASSETS       ASSETS       ASSETS
            5/31/97      11/30/96     5/31/96

  0 - 30    73           75           75

 31 - 90    16           9            10

 91 - 180   7            6            13

181 - 397   4            10           2

WEIGHTED AVERAGE MATURITY
                             5/31/97   11/30/96   5/31/96

Spartan Florida Municipal    31 days   46 days    36 days
Money Market Fund

All Tax-Free Money Market    38 days   52 days    42 days
Funds Average *

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Row: 1, Col: 1, Value: 4.0
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 16.0
Row: 1, Col: 4, Value: 13.0
Row: 1, Col: 5, Value: 61.0
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 9.0
Row: 1, Col: 3, Value: 8.0
Row: 1, Col: 4, Value: 20.0
Row: 1, Col: 5, Value: 60.0
Variable rate
demand notes
(VRDNs) 61%
Commercial paper
(including
CP mode) 13%
Tender bonds 16%
Municipal
notes 6%
Other 4%

Variable rate
demand notes
 (VRDNs) 60%
Commercial paper
(Including
CP mode) 20%
Tender bonds 8%
Municipal
notes 9%
Other 3%

* SOURCE: IBC'S MONEY FUND SOURCE(registered trademark)
SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1997 (UNAUDITED)
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
DELAWARE - 0.2%
Delaware Econ. Dev. Auth. Exempt Facs. Rev. (Delmarva
Pwr. & Lt. Co. Proj.) Series 1988, 4.15%, VRDN (b) $ 600,000 $ 600,000
FLORIDA - 97.9%
Alachua County Health Facs. Auth. Rev. Bonds
(Academic Research Proj.) Series1989, 3.85%
7/15/97, LOC Barnett Bank, CP mode  6,250,000  6,250,000
Arcadia Hosp. Rev. (Desoto Memorial Hosp.) Series 1994,
3.95%, LOC First Union Bank of Florida, VRDN  4,615,000  4,615,000
Brevard Hsg. Auth. Rev. (Palm Place Hsg. Proj.) Series 1985,
4%, LOC Chase Manhattan Bank, VRDN  1,560,000  1,560,000
Brevard County School Dist. TAN 4.20% 6/30/97  10,000,000  10,004,111
Broward County Hsg. Fin. Auth. Multi-Family Hsg. Rev.:
 (Palm Aire-Oxford Proj.) Series 1990, 4.20%
 (Continental Casualty Co. Guaranteed) VRDN  1,800,000  1,800,000
 (Town of Jacaranda) 4%, LOC Southtrust Bank, VRDN 7,400,000 7,400,000 Broward County Ind. Dev. Auth.:
 (Femc & Fast Industries, Inc.) 4%, LOC SunTrust
 Bank of South Florida, VRDN (b)  1,500,000  1,500,000
 (Heico Aerospace Corp. Proj.) 4%, LOC SunTrust
 Bank of South Florida, VRDN (b)  1,000,000  1,000,000
 (Rib Associates Proj.) Series 1989, 4%, LOC
 SunTrust Bank, Orlando, VRDN (b)  1,280,000  1,280,000
Clay County Hsg. Fin. Auth. Participating VRDN,
Series PT-61, 4.10%, LOC Bayerische Hypotheken (b)(c) 3,740,000 3,740,000 Dade County Cap. Asset Allocation Spl. Oblig. Series 1990,
4.30%, LOC Sanwa Bank Ltd., VRDN  1,300,000  1,300,000
Dade County Hsg. Fin. Auth. Bonds:
 Series 1995 B, 4.05% tender 6/12/97 (Liquidity Facility
 Bank of America) (c)(f)  12,500,000  12,500,000
 4% tender 10/1/97 (FGIC Insured) (b)  5,000,000  5,000,000
Dade County Wtr. & Swr. Sys. Rev. Participating VRDN,
Series SG-74, 4.10% (Liquidity Facility Societe
Generale) (c)  9,845,000  9,845,000
Dade County Ind. Dev. Auth. Rev.:
 (Guastafeste Proj.):
  Series 1987, 4%, LOC SunTrust Bank, Orlando,
  VRDN (b)  2,995,000  2,995,000
  Series 1991, 4%, LOC SunTrust Bank, Miami,
  VRDN (b)  1,260,000  1,260,000
 (Royal Store Fixtures Corp. Proj.) 4%, LOC SunTrust Bank,
 Miami, VRDN (b)  2,260,000  2,260,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Dade County Multi-Family Hsg. Rev. (Biscayne View Apts.
Proj.) Series 1993, 4.20% (Commonwealth Life
Insurance Co. Guaranteed) VRDN (b) $ 27,000,000 $ 27,000,000
Duval County Hsg. Fin. Auth. Rev. (Lakes of Mayport
Apts.) Series 1985 F, 4%, LOC SunTrust Bank,
Atlanta, VRDN  1,300,000  1,300,000
Escambia County Hsg. Fin. Auth. Participating VRDN,
4.10% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)  2,000,000
2,000,000
Escambia County Poll. Cont. Rev. Rfdg. (Monsanto
Co. Proj.) Series 1994, 4%, VRDN  4,775,000  4,775,000
Escambia County Rev. Rfdg. (Pacer Industries) Series 1991,
3.95%, LOC SunTrust Bank, Atlanta, VRDN  1,400,000  1,400,000
Escambia County Solid Waste Disp. Rev. (Monsanto
Co. Proj.) Series 1993, 4.15%, VRDN (b)  5,300,000  5,300,000
Florida Board of Ed.:
 Admin. Cap. Outlay (Pub. Ed.):
  Bonds:
   Series A, 4.75% 1/1/98  2,750,000  2,768,155
   Series B, 3.50% 6/1/97  2,750,000  2,750,000
  Participating VRDN, Series 1995 SG-22, 4.05%
  (Liquidity Facility Societe Generale) (c) 4,570,000 4,570,000 Participating VRDN, Series 96C 0905, 4.06%
 (Liquidity Facility Citibank, NA) (c)  9,500,000  9,500,000
Florida Dept. of Environmental Protection Preservation 2000
Rev. Bonds Series 1995 A, 5% 7/1/97 (AMBAC Insured)  3,310,000  3,313,918
Florida Dept. of Trans.:
 Participating VRDN, 4.05% (Liquidity Facility Societe
 Generale) (c)  13,010,000  13,010,000
 Right of Way Bonds 6.875% 7/1/97  2,265,000  2,270,662
Florida Hsg. Fin. Agcy. Rev.:
 (Ashley Lake Park II Proj.) Series 1989 J, 4%,
 LOC Barclays Bank, VRDN (b)  1,100,000  1,100,000
 (Banyan Bay Apts. Proj.) 4.25%, LOC PNC Bank,
 Kentucky, VRDN (b)  5,275,000  5,275,000
 (Heron Parkway Proj.) 4%, LOC NationsBank,
 NA, VRDN (b)  3,300,000  3,300,000
 (Oaks at Mill Creek Proj.) Series 1985, 3.95%,
 LOC Chase Bank, VRDN  2,000,000  2,000,000
 Multi-Family Hsg. Rev. Rfdg.:
  (Brandon-Oxford Proj.) Series 1990 C, 4.20%
  (Continental Casualty Co. Guaranteed) VRDN 7,800,000 7,800,000 (Hillsborough-Oxford Proj.) Series D, 4.20%
  (Continental Casualty Co. Guaranteed) VRDN 5,590,000 5,590,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Florida Local Gov't. Fin. Commission Series A, CP:
 3.50% 6/9/97 LOC First Union Nat'l Bank of Florida $ 1,500,000 $ 1,500,000
 3.50% 6/10/97 LOC First Union Nat'l Bank of Florida  5,000,000  5,000,000
 3.90% 7/9/97 LOC First Union Nat'l Bank of Florida 1,700,000 1,700,000 3.75% 7/17/97 LOC First Union Nat'l Bank of Florida 3,380,000 3,380,000
Florida Municipal Pwr. Agcy. Series A, 3.90% 7/16/97,
LOC First Union Nat'l Bank of North Carolina, CP 1,000,000 1,000,000 Florida Port Fin. Auth. Commission Rev. Bonds 4% 6/1/97
(MBIA Insured) (b)  2,120,000  2,120,000
Gulf Breeze Rev. Series 1995 A, 4%, LOC Barnett Bank,
VRDN  4,000,000  4,000,000
Highlands County Health Facs. Auth Rev. (Adventist
Health Sys. Sunbelt Proj.):
  3.95% (Capital Markets Assurance Corp. Insured)
  (BPA First Union Nat'l Bank of Chicago) VRDN  3,600,000  3,600,000
  Series 1996 A, 3.90%, LOC SunTrust Bank, VRDN  3,845,000  3,845,000
Hillsborough County Ind. Dev. Rev. (Vigo Importing Proj.):
 4.15%, LOC NationsBank, NA, VRDN (b)  1,505,000  1,505,000
 4.25%, LOC Barnett Bank, Tampa, VRDN (b)  1,400,000  1,400,000
Hillsborough County Aviation Auth. Rev.
(Tampa Int'l Arpt.) CP:
  3.70% 7/16/97, LOC NationsBank Westminster Bank,
  PLC (b)  5,100,000  5,100,000
  3.70% 7/17/97, LOC NationsBank Westminster Bank,
  PLC (b)  2,300,000  2,300,000
  3.70% 7/17/97, LOC NationsBank Westminster Bank,
  PLC (b)  2,200,000  2,200,000
  3.85% 7/15/97, LOC National Westminster Bank,
  PLC (b)  5,300,000  5,300,000
  3.85% 7/18/97, LOC National Westminster Bank,
  PLC (b)  3,600,000  3,600,000
Indian River County Hosp. Dist. Rev. Bonds Series 1988:
 3.70% 7/17/97, LOC Kredietbank NV, CP mode  2,600,000  2,600,000
 3.80% 7/18/97, LOC Kredietbank NV, CP mode  4,350,000  4,350,000
Jacksonville Elec. Auth. Participating VRDN, Series PA-1008,
3.95% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)  3,460,000
3,460,000
Jacksonville Health Facs. Rev. (Faculty Practice Assoc.) 4%
LOC NationsBank, NA, VRDN  2,000,000  2,000,000
Jacksonville Health Fac. Auth. Participating VRDN,
Series 1996 M, 3.95% (Liquidity Facility
Caisse des Depots et Cosignations) (c)  12,000,000  12,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Jacksonville Hosp. Rev. (Univ. Med. Ctr.):
 Series 1988, 4.05%, LOC Sumitomo Bank Ltd., VRDN $ 5,100,000 $ 5,100,000
 Series 1989, 4.05%, LOC Sumitomo Bank Ltd., VRDN  4,900,000  4,900,000
Jacksonville Ind. Dev. Rev.:
 (Samuel C. Taylor Foundation Proj.) Series 1987,
 4.05%, LOC Barnett Bank of Jacksonville, VRDN  4,900,000  4,900,000
 Rfdg. (Pavilion Assoc. Proj.) Series 1996, 4%,
 LOC Barnett Bank, NA, VRDN  2,150,000  2,150,000
Lee County Hsg. Fin. Auth. Bonds Series 1997 A,
3.70% tender 9/15/97 (b)  5,000,000  5,000,000
Liberty County Ind. Dev. Rev. (Timber Energy Resources Inc.
Proj.) Series 1994, 4.05%, LOC Bank of Montreal, VRDN  5,300,000  5,300,000
Manatee County Hsg. Fin. Auth. (Harbor Pointe Proj.)
Series 1990 A, 4.10%, LOC Marine Midland Bank,
NA, VRDN  1,000,000  1,000,000
Monroe County School Dist. RAN 4.25% 12/17/97  1,000,000  1,001,831
Okeechobee County Solid Waste Rev. (Chambers Waste Sys.
of Florida Proj.) Series 1992, 4.05%, LOC Morgan
Guaranty Trust, VRDN (b)  9,000,000  9,000,000
Orange County Health Fac. Auth. Participating VRDN, Series
PA-95, 4.05% (Liquidity Facility Merrill Lynch & Co.) (c)  3,985,000
3,985,000
Orange County Hsg. Fin. Auth. Multi-Family Hsg. Rev.
(Regal Pointe Apts.) Series 1997 A, 4.10%, LOC
NationsBank, NA, VRDN  5,893,000  5,893,000
Orange County Ind. Dev. Board (Central Florida Blood Bank
Proj.) Series 1988, 3.95%, LOC SunTrust Bank, Orlando,
VRDN  1,145,000  1,145,000
Orange County School Dist. RAN Series A, 4.25% 1/15/98  7,500,000
7,513,556
Orlando Util. Commission Participating VRDN,
Series SG-18, 4.05% (Liquidity Facility
Societe Generale) (c)  4,365,000  4,365,000
Orlando Waste Wtr. System Rev. Rfdg. Bonds Series 1990 A,
3.75% 7/10/97 (Liquidity Facility Union Bank of
Switzerland) CP mode   2,400,000  2,400,000
Palm Beach County Hsg. Fin. Auth. (Lake Crystal Apts. Proj.
Phase II) Series 1988 A, 4%, LOC Citibank, VRDN (b) 1,785,000 1,785,000 Palm Beach County School Dist. TAN Series 1996,
4.50% 9/26/97  5,250,000  5,260,562
Pasco County Hsg. Fin. Auth. Multi-Family Hsg. Rev. (Carlton
Arms of Magnolia Valley) Series 1985, 4.075%, LOC
Bankers Trust Co., VRDN  1,500,000  1,500,000
Pensacola Rev. (Harborview Corp. Proj.) 4.05%, LOC
AmSouth Bank, NA, Alabama, VRDN  2,865,000  2,865,000
Pinellas Capital Impt. Rev. Bonds 5.40% 10/1/97  2,820,000  2,836,514
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
FLORIDA - CONTINUED
Pinellas County Hsg. Fin. Auth. Single Family Mtg. Rev.
Bonds 3.80% tender 2/1/98 $ 5,000,000 $ 5,000,000
Pinellas County Ind. Dev. Auth. Ind. Dev. Rev.
(Hunter Douglas Inc.) 4%, LOC ABN-AMRO
Bank NV, VRDN (b)  2,100,000  2,100,000
Plant City (South Baptist Hosp. Proj.) Series 1993, 4.05%
LOC Barnett Bank of Tampa, VRDN (b)  4,600,000  4,600,000
Putnam County Dev. Auth. Poll. Cont. Rev. Bonds
(Seminole Elec. Coop.) :
  Series 1984 D, 3.45% tender 6/15/97 (Nat'l Rural
  Utils. Coop-CFC Guaranteed)  21,265,000  21,265,000
  Series 1984 H-3, 3.55% tender 9/15/97 (Nat'l Rural
  Utils. Coop-CFC Guaranteed)  9,750,000  9,750,000
Sarasota County Public Hosp. Dist. Bonds (Sarasota Memorial
Hosp.) Series 1991, 3.85% 7/11/97 (Liquidity
Facility Goldman Sachs & Co.) CP mode  4,000,000  4,000,000
Sunrise Util. Sys. Rev. Participating VRDN (c):
 Series SG-16, 4% (Liquidity Facility Societe Generale)  4,330,000
4,330,000
 Series SG-17, 4% (Liquidity Facility Societe Generale)  2,325,000
2,325,000
West Orange Memorial Hosp. Tax Dist. Rev. Bonds
Series 1991 A1, 3.75% 7/8/97, LOC
Robobank Nederland, CP mode  1,000,000  1,000,000
  383,562,309
LOUISIANA - 0.3%
Louisiana Pub. Facs. Auth. Health Care Sys. (Sisters of
Charity of the Incarnate Word) Bonds 3.75%, 6/30/97
(BPA Credit Suisse First Boston Bank) CP mode  1,200,000  1,200,000
NEVADA - 0.6%
Clark County Spl. Facs. Arpt. Rev. Bonds (Signature Flight
Support Corp. Proj.) Series 97 A, 3.70% tender 6/2/97,
LOC Bayerische Landesbank  1,000,000  1,000,000
Washoe County Gas Fac. Rev. (Sierra Pacific Pwr. Co.)
Series 1990, 4.25%, LOC Union Bank of Switzerland,
VRDN (b)  1,500,000  1,500,000
  2,500,000
TEXAS - 0.8%
Brazos River Auth. Poll. Cont. Rev. Rfdg. (Texas Util. Elec. Co.)
Series 1995 C, 4.25%, LOC Swiss Bank Corp., VRDN (b)  1,800,000  1,800,000
Gulf Coast Waste Disp. Auth. Solid Waste Disp. Rev.
Bonds (Amoco Oil Co. Proj.) Series 1991, 3.80%
tender 10/1/97  1,500,000  1,500,000
  3,300,000
MUNICIPAL SECURITIES (A) - CONTINUED
  SHARES VALUE (NOTE 1)
OTHER - 0.2%
Municipal Central Cash Fund (d)(e)  600,000 $ 600,000
TOTAL INVESTMENTS - 100%  $ 391,762,309
Total Cost for Income Tax Purposes   $ 391,762,353
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
4. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of it most recent fiscal period end is available upon request.
5. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
6. Restricted security - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on the holding is as follows:
 ACQUISITION
SECURITY DATE  COST
Dade County Hsg.
Fin. Auth. Bonds
Series 1995 B,
4.05% tender
6/12/97 10/1/96 $ 12,500,000

INCOME TAX INFORMATION
At November 30, 1996, the fund had a capital loss carryforward of approximately $37,100 of which $100, $1,000, $22,000, $4,000 and $10,000 will expire on November 30, 2000, 2001, 2002, 2003 and 2004, respectively. SPARTAN FLORIDA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value -                                   $ 391,762,309
See accompanying schedule

Interest receivable                                                     3,219,930

 TOTAL ASSETS                                                           394,982,239

LIABILITIES

Payable to custodian bank                                   $ 24,447

Share transactions in process                                594,305

Distributions payable                                        50,803

Accrued management fee                                       169,844

Other payables and accrued expenses                          2,170

 TOTAL LIABILITIES                                                      841,569

NET ASSETS                                                             $ 394,140,670

Net Assets consist of:

Paid in capital                                                        $ 394,194,886

Accumulated net realized gain (loss) on investments                     (54,216)

NET ASSETS, for 394,194,886 shares outstanding                         $ 394,140,670

NET ASSET VALUE, offering price and redemption price                    $1.00
per share ($394,140,670 (divided by) 394,194,886 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                       $ 8,832,494

EXPENSES

Management fee                                          $ 1,222,692

Non-interested trustees' compensation                    3,454

 Total expenses before reductions                        1,226,146

 Expense reductions                                      (46,388)      1,179,758

NET INTEREST INCOME                                                    7,652,736

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (17,107)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 7,635,629


STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS       YEAR ENDED
                                                           ENDED MAY 31,    NOVEMBER 30,
                                                           1997             1996
                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 7,652,736      $ 12,342,191
Net interest income

 Net realized gain (loss)                                   (17,107)         (9,713)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            7,635,629        12,332,478
FROM OPERATIONS

Distributions to shareholders from net interest income      (7,652,736)      (12,342,191)

Share transactions at net asset value of $1.00 per share    614,026,881      705,315,091
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     7,302,849        11,594,514

 Cost of shares redeemed                                    (629,449,544)    (678,018,565)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           (8,119,814)      38,891,040
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   (8,136,921)      38,881,327

NET ASSETS

 Beginning of period                                        402,277,591      363,396,264

 End of period                                             $ 394,140,670    $ 402,277,591


FINANCIAL HIGHLIGHTS

      SIX MONTHS     YEARS ENDED NOVEMBER 30,                        AUGUST 24, 1992
      ENDED                                                          (COMMENCEMENT
      MAY 31, 1997                                                   OF OPERATIONS) TO
                                                                     NOVEMBER 30,

      (UNAUDITED)    1996                       1995   1994   1993   1992



SELECTED PER-SHARE DATA

Net asset value,               $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
beginning of
period

Income from                     .016        .031        .035        .024        .025        .008
Investment
Operations
Net interest
 income



Less Distributions

 From net interest              (.016)      (.031)      (.035)      (.024)      (.025)      (.008)
 income

Net asset value,               $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
end of period

TOTAL RETURN B                  1.59%       3.17%       3.57%       2.47%       2.51%       .78%

RATIOS AND SUPPLEMENTAL DATA

Net assets,                    $ 394,141   $ 402,278   $ 363,396   $ 337,530   $ 306,741   $ 49,467
end of period
(000 omitted)

Ratio of expenses to            .50% A      .50%        .50%        .46%        .18%        .00%
average net                                                        C           C           C
assets

Ratio of expenses               .48% A,     .47%        .50%        .46%        .18%        .00%
to average net                  D          D
assets after
expense
reductions

Ratio of net interest           3.12% A     3.15%       3.52%       2.43%       2.48%       2.91%
income to                                                                                  A
average net
assets


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Florida Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Florida Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the money market fund and the income fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to futures and options. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income in the accompanying financial statements. FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $60,420,176 and $46,446,781, respectively.
The market value of futures contracts opened and closed during the period amounted to $23,911,967 and $27,500,336, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. -
CONTINUED
MANAGEMENT FEE - CONTINUED
exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .55% and .50% of average net assets for the income and money market funds, respectively.
FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the funds' shareholders which amounted to $925 and $3,102 for the period for the income and money market funds, respectively. Effective April 1, 1997, these transaction fees were eliminated for the income fund.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
In addition, FMR has entered into arrangements on behalf of each fund with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the income and money market fund's expenses were reduced by $2,809 and $46,388 under these arrangements.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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Scottsdale, AZ
CALIFORNIA
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Brea, CA
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Campbell, CA
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Irvine, CA
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Los Angeles, CA
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Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
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90 Alhambra Plaza
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4090 N. Ocean Boulevard
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1907 West State Road 434
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4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
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8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

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INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
SUB-ADVISER, MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President -
INCOME FUND
Sarah H. Zenoble, Vice President -  MONEY MARKET FUND
Scott Orr, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates * - INCOME FUND
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy * - INCOME FUND
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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 for the deaf and hearing impaired
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SM
 AUTOMATED LINE FOR QUICKEST SERVICE


SPARTAN(registered trademark)
NEW JERSEY
MUNICIPAL INCOME
FUND


(registered trademark)
SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    Ned Johnson on investing
                            strategies.

PERFORMANCE            4    How the fund has done over time.

FUND TALK              7    The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES     10   A summary of major shifts in the
                            fund's investments over the past six
                            months
                            and one year.

INVESTMENTS            11   A complete list of the fund's
                            investments with their market
                            values.

FINANCIAL STATEMENTS   18   Statements of assets and liabilities,
                            operations, and changes in net
                            assets,
                            as well as financial highlights.

NOTES                  22   Notes to the financial statements.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the past five year, and life of the fund, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                PAST 6   PAST 1   PAST 5   LIFE OF
                                          MONTHS   YEAR     YEARS    FUND

Spartan New Jersey Municipal Income Fun   1.49%    7.75%    38.45%   108.62%
d

Lehman Brothers New Jersey Municipal      1.54%    7.87%    n/a      n/a
 Bond Index with Port Authority of
 New York and New Jersey

New Jersey Municipal Debt Funds           1.35%    7.31%    36.89%   n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on January 1, 1988. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New Jersey Municipal Bond Index with Port Authority of New York and New Jersey - a total return performance benchmark for New Jersey investment-grade municipal bonds, including Port Authority of New York and New Jersey bonds, with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the New Jersey municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 56 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                      PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Spartan New Jersey Municipal Income Fun         7.75%    6.72%    8.12%
d

Lehman Brothers New Jersey Municipal            7.87%    n/a      n/a
 Bond Index with Port Authority of
 New York and New Jersey

New Jersey Municipal Debt Funds                 7.31%    6.48%    n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
    1988/01/01    10000.00                    10000.00
    1988/01/31    10382.99                    10356.20
    1988/02/29    10489.58                    10465.67
    1988/03/31    10108.42                    10344.26
    1988/04/30    10162.42                    10422.88
    1988/05/31    10195.16                    10392.76
    1988/06/30    10424.32                    10544.80
    1988/07/31    10490.37                    10613.56
    1988/08/31    10515.89                    10622.90
    1988/09/30    10760.93                    10815.17
    1988/10/31    11060.18                    11005.52
    1988/11/30    10893.59                    10904.71
    1988/12/31    11089.94                    11016.26
    1989/01/31    11261.42                    11244.08
    1989/02/28    11131.82                    11115.78
    1989/03/31    11142.30                    11089.22
    1989/04/30    11470.47                    11352.47
    1989/05/31    11712.35                    11588.27
    1989/06/30    11899.59                    11745.63
    1989/07/31    12030.89                    11905.49
    1989/08/31    11882.88                    11788.94
    1989/09/30    11837.43                    11753.81
    1989/10/31    12002.50                    11897.56
    1989/11/30    12181.54                    12105.76
    1989/12/31    12237.60                    12204.79
    1990/01/31    12116.02                    12147.06
    1990/02/28    12239.39                    12255.17
    1990/03/31    12260.70                    12258.84
    1990/04/30    12101.32                    12170.09
    1990/05/31    12416.90                    12435.76
    1990/06/30    12542.36                    12545.07
    1990/07/31    12738.80                    12729.49
    1990/08/31    12493.08                    12544.65
    1990/09/30    12573.55                    12551.80
    1990/10/31    12751.55                    12779.49
    1990/11/30    13053.06                    13036.49
    1990/12/31    13111.65                    13093.20
    1991/01/31    13270.56                    13268.91
    1991/02/28    13355.10                    13384.35
    1991/03/31    13389.34                    13389.17
    1991/04/30    13575.48                    13567.24
    1991/05/31    13686.74                    13687.86
    1991/06/30    13684.31                    13674.31
    1991/07/31    13910.25                    13840.86
    1991/08/31    14075.08                    14023.14
    1991/09/30    14253.46                    14205.72
    1991/10/31    14405.57                    14333.57
    1991/11/30    14441.01                    14373.57
    1991/12/31    14728.38                    14682.02
    1992/01/31    14753.10                    14715.50
    1992/02/29    14761.16                    14720.21
    1992/03/31    14733.38                    14725.65
    1992/04/30    14852.02                    14856.71
    1992/05/31    15067.75                    15031.57
    1992/06/30    15308.10                    15283.80
    1992/07/31    15854.07                    15742.01
    1992/08/31    15632.69                    15588.53
    1992/09/30    15697.02                    15690.48
    1992/10/31    15375.29                    15536.24
    1992/11/30    15787.95                    15814.49
    1992/12/31    16010.86                    15975.96
    1993/01/31    16206.19                    16161.76
    1993/02/28    16838.34                    16746.33
    1993/03/31    16627.12                    16569.32
    1993/04/30    16820.40                    16736.51
    1993/05/31    16957.52                    16830.57
    1993/06/30    17267.35                    17111.47
    1993/07/31    17270.89                    17133.88
    1993/08/31    17674.67                    17490.61
    1993/09/30    17885.76                    17689.83
    1993/10/31    17892.21                    17723.97
    1993/11/30    17701.58                    17567.82
    1993/12/31    18101.72                    17938.68
    1994/01/31    18291.85                    18143.54
    1994/02/28    17751.91                    17673.62
    1994/03/31    16940.43                    16953.95
    1994/04/30    17037.85                    17097.72
    1994/05/31    17231.69                    17245.96
    1994/06/30    17141.16                    17140.59
    1994/07/31    17462.85                    17454.77
    1994/08/31    17530.95                    17515.17
    1994/09/30    17262.63                    17258.04
    1994/10/31    16948.63                    16951.54
    1994/11/30    16665.09                    16645.06
    1994/12/31    17061.51                    17011.41
    1995/01/31    17573.16                    17497.60
    1995/02/28    17980.40                    18006.43
    1995/03/31    18199.53                    18213.33
    1995/04/30    18234.52                    18234.82
    1995/05/31    18669.46                    18816.69
    1995/06/30    18554.37                    18652.98
    1995/07/31    18623.76                    18829.81
    1995/08/31    18778.54                    19068.58
    1995/09/30    18946.30                    19189.28
    1995/10/31    19236.04                    19468.29
    1995/11/30    19507.36                    19791.27
    1995/12/31    19680.55                    19981.47
    1996/01/31    19785.83                    20132.33
    1996/02/29    19694.06                    19996.43
    1996/03/31    19451.60                    19740.88
    1996/04/30    19379.13                    19685.01
    1996/05/31    19361.27                    19677.14
    1996/06/30    19569.16                    19891.42
    1996/07/31    19727.14                    20072.43
    1996/08/31    19707.99                    20067.62
    1996/09/30    19953.24                    20348.56
    1996/10/31    20201.06                    20578.71
    1996/11/30    20555.54                     20955.3
    1996/12/31    20481.29                    20867.28
    1997/01/31    20533.61                    20906.72
    1997/02/28    20687.84                    21098.65
    1997/03/31    20443.34                     20817.4
    1997/04/30    20585.73                    20991.64
    1997/05/31    20861.50                    21307.36
$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan New Jersey Municipal Income Fund on January 1, 1988, when the fund started. As the chart shows, by May 31, 1997, the value of your investment would have grown to $20,862 a 108.62% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,307 a 113.07% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday
is no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups
and downs, you may have a
gain.
(checkmark)
TOTAL RETURN COMPONENTS
            SIX       YEARS ENDED NOVEMBER 30,
            MONTHS
            ENDED
            MAY 31,

            1997      1996                        1995   1994   1993   1992


Dividend return               2.55%    5.37%   6.40%    5.28%     5.99%    6.59%

Capital appreciation return   -1.06%   0.00%   10.65%   -11.14%    6.12%   2.73%

Total return                  1.49%    5.37%   17.05%   -5.86%    12.11%   9.32%


TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.76(cents)   28.28(cents)   57.24(cents)

Annualized dividend rate                 5.06%         5.10%          5.15%

30-day annualized yield                  4.82%         -              -

30-day annualized tax-equivalent yield   8.04%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.07 over the past month, $11.11 over the past six months and $11.12 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.08% combined effective 1997 federal and state tax bracket, but does not reflect payment of the alternative minimum tax, if applicable. FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Norm Lind became Portfolio Manager of Spartan New Jersey Municipal Income Fund April 1, 1997.
Q. HOW DID THE FUND PERFORM, NORM?
A. For the six-month period that ended May 31, 1997, the fund had a total return of 1.49%. For the same period, the New Jersey municipal debt funds average returned 1.35%, as tracked by Lipper Analytical Services, and the Lehman Brothers New Jersey Municipal Bond Index with Port Authority of New York and New Jersey returned 1.54%. For the year that ended May 31, 1997, the fund had a total return of 7.75%, while the New Jersey municipal debt funds average had a total return of 7.31% and the Lehman Brothers New Jersey Municipal Bond Index with Port Authority of New York and New Jersey had a return of 7.87%.
Q. THE PAST SIX MONTHS WERE A DIFFICULT PERIOD FOR FIXED-INCOME INVESTMENTS
 . . .
A. That's true, although municipals actually performed better than Treasuries. Generally speaking, the bond market prefers a steady, slow-growing economy with low inflation. But there were signs that economic growth was more vigorous than investors had originally expected and that set off a bout of inflationary fears. Bond holders, of course, dislike inflation because it eats away at their fixed-income payments. While the anticipated uptick in inflation never did materialize during the period, investors were worried enough about the future to send both taxable and municipal bond yields higher and prices lower. Municipals, however, suffered less during this troubled period, buoyed mainly by a classic case of rising demand for them butting up against a limited supply.
Q. YOU BEGAN MANAGING THE FUND ON APRIL 1, 1997. HOW IS YOUR STRATEGY DIFFERENT THAN THAT OF THE PREVIOUS MANAGER?
A. There aren't any major differences between my investment strategy and that of my predecessor. As he did, I manage the fund's duration - that is, its sensitivity to interest rate changes - to be similar to that of the fund's benchmark index. In my experience, it's impossible to predict the direction of interest rates with any great consistency over a long period of time. As a result, I don't position the fund to benefit from either rising or falling interest rates. Another big similarity is that I rely heavily on Fidelity's quantitative research team to help me identify attractive investments for the fund. They provide analysis on the important elements that go into the pricing of a bond, including its coupon, call feature, credit quality and tax implications.
Q. LET'S TALK ABOUT TWO OF THE STRUCTURAL ELEMENTS YOU JUST MENTIONED - COUPONS AND CALL FEATURES. WHAT CHOICES DID YOU MAKE RELATIVE TO THESE FACTORS?
A. As far as coupons go, I tended to favor premium-coupon bonds, which pay higher annual income than newly issued bonds. These bonds offer downside protection should the market fall and are protected from unfavorable tax treatment that can occur during some market environments. As far as call features are concerned, I generally prefer non-callable bonds - which can't be redeemed by their issuers before maturity. If interest rates fall, the fund can continue to hold the high-yielding premium coupon bonds without fear of them being redeemed by issuers looking to refinance their debt at lower rates. Both premium coupon bonds and non-callable bonds were pursued by the previous manager as well.
Q. EVEN SO, THERE HAVE BEEN SOME CHANGES IN INDIVIDUAL HOLDINGS SINCE YOU TOOK OVER . . .
A. That's true, but the changes reflect market conditions and opportunities, rather than a change in investment strategy. For example, I bought bonds issued by the New Jersey Turnpike. These bonds came under some pressure over the past few years when it was learned that toll collections wouldn't be as strong as expected. But I believe that the management of the turnpike has done a good job of cutting costs and ended the period in better fiscal shape. On the other hand, I sold some bonds issued by the Port Authority of New York & New Jersey. Although I still think these bonds are creditworthy, I didn't think their upside potential was as strong as it had been over the past several years.
Q. DID YOU MAKE ANY MODIFICATIONS IN THE WAY THE FUND WAS DISTRIBUTED AMONG BONDS WITH VARIOUS MATURITIES?
A. Yes. When I took over the fund, it had a fairly heavy weighting - relative to the benchmark - in bonds with maturities of five to 15 years. While that strategy had worked out well for the fund, I didn't think that there was much more to be gained from emphasizing those bonds. So I worked to spread the fund's holdings more evenly across the various maturities and added bonds in the two- to five-year maturity range.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. As always, the municipal bond market's performance largely will be dictated by the direction of interest rates, and it's anyone's guess what will happen from here. But from a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation the could negatively affect them. I don't expect to see a tremendous amount of additional supply entering the market. What increase there is in supply could be easily digested if demand remains firm.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to provide high current
income exempt from New
Jersey state and federal
income taxes by investing
normally in
investment-grade municipal
securities
FUND NUMBER: 416
TRADING SYMBOL: FNJHX
START DATE: January 1, 1988
SIZE: as of May 31, 1997,
more than $352 million
MANAGER: Norm Lind, since
April 1997; manager, Spartan
Intermediate Municipal
Income, Spartan New York
Intermediate Municipal
Income and Spartan
Short-Intermediate Income
funds, since 1995; Fidelity New
York Insured Municipal
Income Fund, since 1994;
Fidelity Municipal Income
and Spartan New York
Municipal Income funds
since 1993; joined Fidelity in
1986
(checkmark)
NORM LIND ON INSURED BONDS:
"Roughly half of all new
municipal bonds issued in the
state of New Jersey carry
insurance, compared to 30%
at the beginning of the
decade. One implication of
this development is the
increasing difficulty for this
fund in finding additional yield.
Bonds that might naturally
carry an A-rating, an
Aa-rating or a Baa-rating are
being insured and offering
lower yields because of the
insurance. Even though this
situation has posed a
significant challenge, I look for
higher-yielding, uninsured
bonds where I think the yield
adequately compensates an
investor for the additional risk
they carry. One area that I
think fits those criteria right
now is some non-insured
general obligation bonds
(GOs) issued by cities and
counties in areas of the state
that are strengthening from
an economic standpoint. GOs
are municipal bonds backed
by the full faith and credit -
which includes the taxing
power - of a municipality. A
GO is repaid with general
revenue, in contrast to the
revenue from a specific
facility built with borrowed
funds, such as a tunnel or
sewer system. Because the
economy has been fairly
strong in some regions of
New Jersey, tax and other
collections have risen and, as
a consequence, the
creditworthiness of some
municipalities has been
enhanced."
INVESTMENT CHANGES


TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE MARKET
                                       SECTORS
                                       6 MONTHS AGO

General Obligation      27.8           22.8

Transportation          22.3           23.3

Escrowed/Pre-Refunded   9.1            7.4

Water & Sewer           8.8            10.2

Health Care             8.1            8.8

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
               6 MONTHS AGO

Years   13.0   14.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   6.7   7.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 36.1%
Aa, A 47.0%
Baa 11.1%
Ba, B 0%
Non-rated 4.1%
Short-term
investments 1.7%
Aaa 34.7%
Aa, A 45.6%
Baa 13.8%
Ba, B 0%
Non-rated 4.4%
Short-term
investments 1.5%
Row: 1, Col: 1, Value: 1.7
Row: 1, Col: 2, Value: 4.1
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 11.1
Row: 1, Col: 5, Value: 47.0
Row: 1, Col: 6, Value: 36.1
Row: 1, Col: 1, Value: 1.5
Row: 1, Col: 2, Value: 4.4
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 13.8
Row: 1, Col: 5, Value: 45.6
Row: 1, Col: 6, Value: 34.7
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 98.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NEW JERSEY - 86.2%
Atlantic County Ctfs. of Prtn.
Rfdg. (Pub. Facs. Lease Agreement):
  7.40% 3/1/07 (FGIC Insured)  Aaa $ 3,035,000 $ 3,588,888
  7.40% 3/1/08 (FGIC Insured)  Aaa  3,260,000  3,871,250
Atlantic County Impt. Auth. Luxury Tax Rev.
(Convention Ctr.):
  7.375% 7/1/10 (MBIA Insured)
  (Escrowed to Maturity) (d)  Aaa  1,000,000  1,177,500
  7.40% 7/1/16 (MBIA Insured)
  (Escrowed to Maturity) (d)  Aaa  3,510,000  4,290,975
Atlantic County Util. Auth. Swr. Rev. Rfdg.
Series A, 5.85% 1/15/15 (AMBAC Insured)  Aaa  2,620,000  2,688,775
Bergen County Util. Auth. Wtr. Poll. Cont. Rev. Rfdg.
Series B:
  5.60% 12/15/03 (FGIC Insured)  Aaa  2,000,000  2,097,500
  0% 12/15/07 (FGIC Insured)  Aaa  7,500,000  4,443,750
Camden County Util. Auth. Swr. Rev. Rfdg.
6% 7/15/03 (FGIC Insured)  Aaa  3,180,000  3,394,650
 5.50% 7/15/05 (FGIC Insured)  Aaa  1,110,000  1,153,013
 6% 7/15/06 (FGIC Insured)  Aaa  1,060,000  1,140,825
Cape May County Ind. Poll. Cont. Fing. Auth.
Rev. Rfdg. (Atlantic City Elec. Co.) Series A,
6.80% 3/1/21 (MBIA Insured)  Aaa  1,350,000  1,571,063
Edison Township School Unltd. Tax:
 6.50% 6/1/02  A1  1,000,000  1,078,750
 6.50% 6/1/11  A1  1,000,000  1,120,000
Essex County:
 Rfdg.:
  Series A1:
   6% 11/15/05 (FGIC Insured)  Aaa  3,000,000  3,236,250
   6% 11/15/06 (FGIC Insured)  Aaa  1,500,000  1,623,750
   6% 11/15/07 (FGIC Insured)  Aaa  1,500,000  1,627,500
  Series A2, 6.25% 9/1/10 (AMBAC Insured)  Aaa  4,735,000  5,161,150
 Series A:
  5.75% 9/1/07 (AMBAC Insured)  Aaa  1,385,000  1,473,294
  5.75% 9/1/08 (AMBAC Insured)  Aaa  1,465,000  1,552,900
  5.75% 9/1/09 (AMBAC Insured)  Aaa  1,550,000  1,635,250
Essex County Impt. Auth. Gen. Oblig.
7% 12/1/20, (AMBAC Insured)
(Pre-Refunded to 12/1/00 @ 102) (d)  Aaa  1,000,000  1,100,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
Essex County Util. Auth. Solid Waste Rev. Series A:
 5.75% 4/1/05 (FGIC Insured)  Aaa $ 1,000,000 $ 1,050,000
 6% 4/1/06 (FSA Insured)  Aaa  1,000,000  1,068,750
Jersey City Swr. Auth. Swr. Rev. Rfdg.:
 6% 1/1/07 (AMBAC Insured)  Aaa  2,175,000  2,338,125
 6% 1/1/09 (AMBAC Insured)  Aaa  1,000,000  1,077,500
Lenape Regional High School Dist. Unltd. Tax:
 7.625% 1/1/13 (MBIA Insured)  Aaa  675,000  830,250
 7.625% 1/1/14 (MBIA Insured)  Aaa  1,000,000  1,231,250
Middlesex County Poll. Cont. Auth. Rev. Rfdg.
(Fing. Poll.) (Amerada Hess Corp.):
  7.875% 6/1/22  -  7,750,000  8,805,938
  6.875% 12/1/22  -  5,000,000  5,287,500
Monmouth County Impt. Auth. Wastewtr.
Treatment Facs. Rev. (Asbury Park Proj.) 7.375%
12/1/09 (Pre-Refunded to12/1/99 @ 102) (d)  Baa  1,000,000  1,088,750
Morris County Gen. Oblig. 6.5% 8/1/03  Aaa  2,180,000  2,384,375
New Jersey Bldg. Auth. Bldg. Rev. Rfdg:
7.50% 6/15/09
 (Pre-Refunded to 6/15/99 @ 102) (d)  Aa  1,700,000  1,836,000
 5% 6/15/14  Aa  4,000,000  3,765,000
 5% 6/15/18  Aa  5,000,000  4,587,500
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.
 (Weyerhauser Co. Proj.) 9% 11/1/04  A2  2,000,000  2,497,500
New Jersey Econ. Dev. Auth. Rev. (Edl. Testing Svc.):
 Series A, 6.50% 5/15/05 (MBIA Insured)  Aaa  2,500,000  2,750,000
 Series B, 6.125% 5/15/15 (MBIA Insured) (f)  Aaa  2,000,000  2,105,000
New Jersey Econ. Dev. Auth. Mkt. Transition Facs.
Rev., Series A:
  5.25% 7/1/01 (MBIA Insured)  Aaa  1,000,000  1,022,500
  5.80% 7/1/07 (MBIA Insured)  Aaa  2,300,000  2,415,000
  5.80% 7/1/09 (MBIA Insured)  Aaa  5,000,000  5,187,500
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev.
(American Wtr. Co. Inc. Proj.) 5.95% 11/1/29
(FGIC Insured) (b)  Aaa  7,700,000  7,748,125
New Jersey Edl. Facs. Auth. Rev.
(Princeton Theological Seminary) Series B:
  5.875% 7/1/22  Aaa  3,280,000  3,325,100
  5.90% 7/1/26  Aaa  2,000,000  2,030,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Gen. Oblig.:
 Rfdg. Unltd. Tax:
  Series D:
   5.75% 2/15/06  Aa1 $ 1,950,000 $ 2,069,438
   6% 2/15/13  Aa1  7,500,000  8,081,250
  6.25% 1/15/01  Aa1  2,000,000  2,112,500
  6% 7/15/03  Aa1  5,000,000  5,331,250
  6.50% 7/15/04  Aa1  9,035,000  9,961,088
 Series B, 5.90% 8/1/02  Aa1  3,500,000  3,701,250
 Unltd. Tax Series E, 6% 7/15/10  Aa1  2,000,000  2,160,000
New Jersey Health Care Facs. Fing. Auth. Rev.:
 Rfdg:
  (Atlantic City Med. Ctr.) Series C,
  6.80% 7/1/11  A3  4,200,000  4,457,250
  (Newcombe Med. Ctr.) Series A,
  7.875% 7/1/03  Baa  3,455,000  3,692,531
 (Burdette Tomlin Mem. Hosp.) Series D,
 6.25% 7/1/06, (FGIC Insured)  Aaa  1,710,000  1,819,013
 (East Orange Gen. Hosp.) Series B, 7.75%
 7/1/20  BBB+  2,450,000  2,597,000
 (Elizabeth Gen'l. Med. Ctr.) Series C:
  7.10% 7/1/99  Baa1  1,125,000  1,177,031
  7.25% 7/1/06  Baa1  1,975,000  2,093,500
 (Holy Name Hosp.) Series A, 6.875% 7/1/04
 (AMBAC Insured) (Pre-Refunded to
 7/1/98 @ 102) (d)  Aaa  1,570,000  1,641,090
 (Kennedy Mem. Hosp.-Univ. Med. Ctr.) Series D,
 7.875% 7/1/09  A1  3,000,000  3,152,700
 (Muhlenberg Regional Med. Ctr.) Series B,
 8% 7/1/18, (AMBAC Insured)  Aaa  2,000,000  2,117,000
 (Pascack Valley Hosp.) Series 1991,
 6.70% 7/1/11  BBB+  5,200,000  5,317,000
 (St. Elizabeth Hosp.) Series B, 8.25% 7/1/20
 (Pre-Refunded to 7/1/00 @ 102) (d)   Aaa  2,500,000  2,815,625
New Jersey Hwy. Auth. Garden State Parkway
Gen. Rev. (Sr. Parkway):
  6% 1/1/05  A1  2,200,000  2,332,000
  6.10% 1/1/06  A1  1,750,000  1,859,375
  6.20% 1/1/10 (e)  A1  7,000,000  7,621,250
  6% 1/1/19  Aaa  4,485,000  4,731,675
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
New Jersey Hsg. Fin. Agcy.
(Gen. Resolution Section 8) Series A:
  6.90% 11/1/07  AA+ $ 2,670,000 $ 2,823,525
  6.95% 11/1/08  AA+  2,265,000  2,389,575
  7% 11/1/09  AA+  2,855,000  3,004,888
  7.05% 11/1/10  AA+  3,500,000  3,683,750
New Jersey Hsg. & Mtg. Fin. Agcy.:
 Rfdg.:
  6% 11/1/02  A+  3,210,000  3,322,350
  6.20% 11/1/04  A+  3,100,000  3,266,625
  6.45% 11/1/07  A+  5,090,000  5,344,500
 (Home Buyer) Series B, 7.90% 10/1/22,
 (MBIA Insured)  Aaa  1,275,000  1,345,125
New Jersey Trans. Corp. Series A,
5.40% 9/1/02 (FSA Insured)  Aaa  4,000,000  4,105,000
New Jersey Trans. Trust Fund  Auth. (Trans. Sys.)
Series B:
  5% 6/15/01  Aa  1,000,000  1,016,250
  6% 6/15/06   Aa  16,450,000  17,663,188
  5.25% 6/15/10  Aa  5,000,000  4,968,750
  Rfdg. 6.50% 6/15/10  Aaa  3,000,000  3,375,000
New Jersey Tpk. Auth. Tpk. Rev. Rfdg.:
 10.375% 1/1/03 (Escrowed to Maturity) (d)  AAA  7,970,000  9,424,525
 Series A:
  6.30% 1/1/01  Baa1  1,000,000  1,045,000
  6.40% 1/1/02  Baa1  1,000,000  1,057,500
  6.75% 1/1/08  Baa1  1,000,000  1,060,000
 Series C:
  6.50% 1/1/09  Baa1  1,300,000  1,405,625
  6.50% 1/1/16  Baa1  615,000  668,813
New Jersey Tpk. Auth. Rev.
Series A, 5.4% 1/1/99  Baa1  1,900,000  1,923,750
New Jersey Tpk. Auth. Rev. Series A,
(Toll Roads, Bridges & Mass Transit):
  5.60% 1/1/00  Baa1  1,585,000  1,618,681
  5.90% 1/1/03  Baa1  9,000,000  9,360,000
New Jersey Wastewtr. Treatment Trust Loan Rev.:
 Series A (Water & Sewer) 6% 7/1/10  Aa2  1,000,000  1,038,750
 Rfdg. (Camden County Muni. Util. Auth.)
 (Cap. Appreciation) Series A, 0% 9/1/00  Aaa  6,000,000  5,182,500
 6.875% 6/15/06 (Pre-Refunded to
 6/15/00 @ 101.50) (d)  Aa2  1,215,000  1,313,719
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
NEW JERSEY - CONTINUED
New Jersey Wastewtr. Treatment Trust Loan Rev.: - continued
 6.875% 6/15/06  Aa2 $ 105,000 $ 112,481
 6.875% 6/15/09 (Pre-Refunded to
 6/15/00 @ 102) (d)  Aa2  920,000  999,350
 6.875% 6/15/09  Aa2  80,000  86,000
 7% 6/15/10 (Pre-Refunded to
 6/15/00 @ 102) (d)  Aa2  1,610,000  1,754,900
 7% 6/15/10  Aa2  140,000  151,025
Passaic County Util. Auth. (Solid Waste Sys. Proj.)
0% 3/1/99 (MBIA Insured)  Aaa  3,725,000  3,450,281
Passaic County Util. Auth. Rev. Rfdg.
(Solid Waste Disp.) 0% 3/1/99 (MBIA Insured)  Aaa  1,775,000  1,644,094
Rutgers Univ. Rfdg. (State Univ. of New Jersey)
Series A, 6.40% 5/1/13  A1  3,000,000  3,296,250
Stony Brook Regional Swr. Auth. Rev.
Series A, 7.40% 12/1/09  Aa  1,000,000  1,090,000
  298,291,282
NEW YORK & NEW JERSEY - 10.0%
New York & New Jersey Port Auth. Consolidated:
 76th Series, 6.50% 11/1/26 (b)  A1  2,000,000  2,087,500
 77th Series, 6.25% 1/15/27 (b)  A1  5,000,000  5,131,250
 85th Series, 5.375% 3/1/28  A1  9,000,000  8,786,250
 92nd Series, 4.75% 1/15/29  A1  10,000,000  8,575,000
 94th Series, 5.70% 12/1/10  A1  6,385,000  6,480,775
 107th Series Ltd. Tax:
  6% 10/15/05 (b)  A1  1,740,000  1,848,750
  6% 10/15/06 (b)  A1  1,535,000  1,634,775
  34,544,300
PUERTO RICO - 2.1%
Puerto Rico Commonwealth Gen. Oblig. Rfdg.
6% 7/1/14  Baa1  2,000,000  2,042,500
Puerto Rico Hsg. Fin. Corp. Rev. (Multi-Family
Mtg. Portfolio A) Series I, 7.50% 4/1/22,
LOC Puerto Rico Gov't. Dev. Bank  AA  2,705,000  2,840,250
Puerto Rico Infrastructure Fing. Auth. Spl. Tax
Series 1988 A, 7.75% 7/1/08  Baa1  2,255,000  2,372,458
  7,255,208
TOTAL MUNICIPAL BONDS
(Cost $328,328,795)   340,090,790
MUNICIPAL NOTES  (A) - 1.7%
NEW JERSEY - 1.7%
Essex County Impt. Auth. Rev.
(Pooled Gov't Loan Prog.)
Series 1985, 3.60%, LOC First
Fidelity Bank, Newark, VRDN  VMIG 1 $ 2,200,000 $ 2,200,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.
(Russell Berrie & Co. Inc.) 3.65%,
LOC Citibank, VRDN  A-1+  1,000,000  1,000,000
New Jersey Econ. Dev. Auth. Natural Gas Facs.
Rev. (NUI Corp. Proj.) Series A, 4.05% (AMBAC
Insured) (BPA Bank of New York) VRDN  VMIG 1  500,000  500,000
New Jersey Econ. Dev. Auth. Wtr. Facs. Rev. Rfdg.
(United Wtr. New Jersey, Inc. Proj.)
Series 96-C, 3.80% (AMBAC Insured)
(BPA Bank of New York) VRDN  VMIG 1  1,900,000  1,900,000
New Jersey Sport & Exposition Auth. State
Contract Series 1992 C, 3.65% (MBIA Insured)
BPA Societe Generale, VRDN  VMIG 1  300,000  300,000
TOTAL MUNICIPAL NOTES
(Cost $5,900,000)   5,900,000
TOTAL INVESTMENTS - 100%
(Cost $334,228,795)  $ 345,990,790
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
30 U.S. Treasury Bond Contracts   Sept. 1997 $ 3,288,750 $ 33,478
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.0%
SECURITY TYPE ABBREVIATIONS
 VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for dividends.
3. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $217,750.
6. Restricted securities -- investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
New Jersey Econ. Dev.
Auth. Rev. (Edl. Testing Svc.)
Series B, 6.125% 5/15/15
(MBIA Insured)  8/23/95  $1,956,020
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 75.4% AAA, AA, A 83.0%
Baa 8.9% BBB  10.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D 0.0%The percentage not rated by both S&P and Moody's amounted to 4.1%. The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  27.8%
Transportation   22.3%
Escrowed/Pre-Refunded  9.1%
Water and Sewer  8.8%
Health Care  8.1%
Housing  8.1%
Industrial Development  5.1%
Others (individually less than 5%)   10.7%
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $334,228,795. Net unrealized appreciation aggregated $11,761,995, of which $12,253,723 related to appreciated investment securities and $491,728 related to depreciated investment securities.
At November 30, 1996, the fund was required to defer approximately $406,000 of losses on futures contracts and options.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $334,228,795) -                $ 345,990,790
See accompanying schedule

Cash                                                                     95,782

Interest receivable                                                      6,906,946

Receivable for daily variation on futures contracts                      20,625

Other receivables                                                        25,449

 TOTAL ASSETS                                                            353,039,592

LIABILITIES

Payable for fund shares redeemed                            $ 363,928

Distributions payable                                        331,822

Accrued management fee                                       163,349

Other payables and accrued expenses                          5,302

 TOTAL LIABILITIES                                                       864,401

NET ASSETS                                                              $ 352,175,191

Net Assets consist of:

Paid in capital                                                         $ 339,961,720

Distributions in excess of net investment income                         (56,716)

Accumulated undistributed net realized gain (loss)                       474,714
on investments

Net unrealized appreciation (depreciation) on                            11,795,473
investments

NET ASSETS, for 31,669,475 shares outstanding                           $ 352,175,191

NET ASSET VALUE, offering price and redemption price per                 $11.12
share ($352,175,191 (divided by) 31,669,475 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                           $ 9,836,902

EXPENSES

Management fee                                             $ 953,595

Non-interested trustees' compensation                       7,499

 Total expenses before reductions                           961,094

 Expense reductions                                         (8,480)        952,614

NET INTEREST INCOME                                                        8,884,288

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,018,023

 Futures contracts                                          99,067         1,117,090

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (4,958,605)

 Futures contracts                                          (32,125)       (4,990,730)

NET GAIN (LOSS)                                                            (3,873,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 5,010,648
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS       YEAR ENDED
                                                         ENDED MAY 31,    NOVEMBER 30,
                                                         1997             1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 8,884,288      $ 18,801,068
Net interest income

 Net realized gain (loss)                                 1,117,090        5,230,993

 Change in net unrealized appreciation (depreciation)     (4,990,730)      (5,299,595)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          5,010,648        18,732,466
FROM OPERATIONS

Distributions to shareholders                             (8,884,288)      (18,801,068)
From net interest income

 From net realized gain                                   (4,370,732)      (1,282,410)

 TOTAL DISTRIBUTIONS                                      (13,255,020)     (20,083,478)

Share transactions                                        19,983,857       33,055,289
Net proceeds from sales of shares

 Reinvestment of distributions                            10,492,618       15,679,864

 Cost of shares redeemed                                  (27,426,988)     (56,597,399)

 Redemption fees                                          3,573            10,840

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,053,060        (7,851,406)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,191,312)      (9,202,418)

NET ASSETS

 Beginning of period                                      357,366,503      366,568,921

 End of period                                           $ 352,175,191    $ 357,366,503

OTHER INFORMATION
Shares

 Sold                                                     1,800,011        2,948,047

 Issued in reinvestment of distributions                  943,220          1,398,309

 Redeemed                                                 (2,467,588)      (5,060,397)

 Net increase (decrease)                                  275,643          (714,041)


FINANCIAL HIGHLIGHTS
      SIX MONTHS     YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31, 1997

      (UNAUDITED)    1996                       1995   1994 E   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 11.380    $ 11.420    $ 10.320    $ 11.760    $ 11.240    $ 11.020
beginning of period

Income from                     .283        .588        .623        .637        .640        .694
Investment
Operations
Net interest income

 Net realized and               (.120)      -           1.099       (1.291)     .678        .298
 unrealized gain
(loss)

 Total from investment          .163        .588        1.722       (.654)      1.318       .992

 operations

Less Distributions

 From net interest              (.283)      (.588)      (.623)      (.637)      (.640)      (.694)
 income

 From net realized              (.140)      (040)       -           (.150)      (.160)      (.080)
gain

 Total distributions            (.423)      (.628)      (.623)      (.787)      (.800)      (.774)

Redemption fees                 -           -           .001        .001        .002        .002
added to paid in
capital

Net asset value,               $ 11.120    $ 11.380    $ 11.420    $ 10.320    $ 11.760    $ 11.240
end of period

TOTAL RETURN A                  1.49%       5.37%       17.06%      (5.86)      12.12%      9.33%
                                                                   %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 352,175   $ 357,367   $ 366,569   $ 327,060   $ 422,519   $ 342,734
period (000 omitted)

Ratio of expenses to            .55%        .55%        .55%        .55%        .55%        .51%
average net assets             B                                                           C

Ratio of expenses to            .55%        .52%        .55%        .55%        .55%        .51%
average net assets             B           D
after expense
reductions

Ratio of net interest           5.09%       5.26%       5.64%       5.70%       5.52%       6.22%
income to average              B
net assets

Portfolio turnover rate         17%         57%         36%         8%          25%         33%
                               B


A TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN. B ANNUALIZED
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
D FMR HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)




6. SIGNIFICANT ACCOUNTING POLICIES.
Spartan New Jersey Municipal Income Fund (the fund) is a fund of Fidelity Court Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and futures and options transactions. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
REDEMPTION FEES. Shares held in the fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
7. OPERATING POLICIES.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $2,105,000 or 0.6% of net assets.
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $29,046,795 and $31,484,816, respectively.
The market value of futures contracts opened and closed during the period amounted to $12,077,560 and $12,423,877, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% of the fund's average net assets.
FMR also bears the cost of providing shareholder services to the fund. To offset the cost of providing these services, FMR or its affiliates collect certain transaction fees from the fund's shareholders which amounted to $1,885 for the period. Effective April 1, 1997, these transaction fees were eliminated.
10. EXPENSE REDUCTIONS.
FMR has entered into an arrangement on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,480 under this arrangement.
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
Norm Lind, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Municipal Income
California Insured Municipal Income
Insured Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Municipal Income
New York Insured Municipal Income
Ohio Municipal Income
Spartan Arizona Municipal Income
Spartan California Intermediate
Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal Income
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)


(registered trademark)
CONNECTICUT
MUNICIPAL
FUNDS

SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS



PRESIDENT'S MESSAGE                               3     Ned Johnson on investing
                                                        strategies.

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

 PERFORMANCE                                      4     How the fund has done over time.

 FUND TALK                                        7     The manager's review of fund
                                                        performance, strategy and outlook.

 INVESTMENT CHANGES                               10    A summary of major shifts in the
                                                        fund's investments over the past six
                                                        months
                                                        and one year.

 INVESTMENTS                                      11    A complete list of the fund's
                                                        investments with their market
                                                        values.

 FINANCIAL STATEMENTS                             18    Statements of assets and liabilities,
                                                        operations, and changes in net
                                                        assets,
                                                        as well as financial highlights.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                      22    How the fund has done over time.

 FUND TALK                                        24    The manager's review of fund
                                                        performance, strategy and outlook.

 INVESTMENT CHANGES                               26    A summary of major shifts in the
                                                        fund's investments over the past six
                                                        months
                                                        and one year.

 INVESTMENTS                                      27    A complete list of the fund's
                                                        investments with their market
                                                        values.

 FINANCIAL STATEMENTS                             31    Statements of assets and liabilities,
                                                        operations, and changes in net
                                                        assets,
                                                        as well as financial highlights.

NOTES                                             35    Notes to the financial statements.


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD  OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997            PAST 6   PAST 1   PAST 5   LIFE OF
                                      MONTHS   YEAR     YEARS    FUND

Spartan Connecticut Municipal         1.39%    7.75%    39.21%   107.42%
Income Fund

Lehman Brothers Connecticut 4 Plus    1.60%    7.95%    n/a      n/a
Year Enhanced Municipal Bond Index

Connecticut Municipal                 1.50%    7.39%    37.78%   n/a
Debt Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on October 29, 1987. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index - a total return performance benchmark for Connecticut investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 21 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997                  PAST 1   PAST 5   LIFE OF
                                            YEAR     YEARS    FUND

Spartan Connecticut Municipal               7.75%    6.84%    7.90%
Income Fund

Lehman Brothers Connecticut 4 Plus          7.95%    n/a      n/a
Year Enhanced Municipal Bond Index

Connecticut Municipal                       7.39%    6.62%    n/a
Debt Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns by annualizing the result.)
$10,000 OVER LIFE OF FUND
  1987/10/31      10000.00                    10000.00
  1987/11/30      10121.14                    10261.10
  1987/12/31      10253.38                    10409.99
  1988/01/31      10621.33                    10780.79
  1988/02/29      10727.51                    10894.75
  1988/03/31      10415.77                    10768.37
  1988/04/30      10463.24                    10850.21
  1988/05/31      10515.58                    10818.85
  1988/06/30      10713.46                    10977.13
  1988/07/31      10766.94                    11048.70
  1988/08/31      10821.12                    11058.42
  1988/09/30      11033.66                    11258.58
  1988/10/31      11228.48                    11456.73
  1988/11/30      11123.75                    11351.79
  1988/12/31      11289.82                    11467.92
  1989/01/31      11442.62                    11705.07
  1989/02/28      11333.30                    11571.52
  1989/03/31      11345.51                    11543.86
  1989/04/30      11654.63                    11817.91
  1989/05/31      11899.33                    12063.37
  1989/06/30      12098.25                    12227.19
  1989/07/31      12229.60                    12393.60
  1989/08/31      12100.68                    12272.27
  1989/09/30      12064.54                    12235.70
  1989/10/31      12207.62                    12385.34
  1989/11/30      12387.76                    12602.08
  1989/12/31      12467.78                    12705.17
  1990/01/31      12357.27                    12645.07
  1990/02/28      12469.60                    12757.62
  1990/03/31      12491.34                    12761.44
  1990/04/30      12296.35                    12669.05
  1990/05/31      12602.20                    12945.62
  1990/06/30      12730.24                    13059.41
  1990/07/31      12919.64                    13251.38
  1990/08/31      12687.34                    13058.97
  1990/09/30      12769.37                    13066.41
  1990/10/31      12962.06                    13303.44
  1990/11/30      13241.66                    13570.97
  1990/12/31      13302.08                    13630.00
  1991/01/31      13449.71                    13812.92
  1991/02/28      13534.39                    13933.09
  1991/03/31      13556.04                    13938.11
  1991/04/30      13728.33                    14123.48
  1991/05/31      13850.06                    14249.04
  1991/06/30      13743.00                    14234.94
  1991/07/31      13906.13                    14408.32
  1991/08/31      14057.22                    14598.07
  1991/09/30      14183.28                    14788.14
  1991/10/31      14323.10                    14921.24
  1991/11/30      14357.59                    14962.87
  1991/12/31      14709.45                    15283.97
  1992/01/31      14731.80                    15318.82
  1992/02/29      14739.08                    15323.72
  1992/03/31      14671.72                    15329.39
  1992/04/30      14749.26                    15465.82
  1992/05/31      14951.25                    15647.85
  1992/06/30      15245.81                    15910.42
  1992/07/31      15720.88                    16387.42
  1992/08/31      15498.38                    16227.64
  1992/09/30      15604.48                    16333.77
  1992/10/31      15338.54                    16173.21
  1992/11/30      15752.71                    16462.87
  1992/12/31      15918.26                    16630.96
  1993/01/31      16155.63                    16824.37
  1993/02/28      16812.50                    17432.91
  1993/03/31      16583.73                    17248.65
  1993/04/30      16736.58                    17422.68
  1993/05/31      16834.46                    17520.60
  1993/06/30      17132.68                    17813.02
  1993/07/31      17158.04                    17836.35
  1993/08/31      17547.22                    18207.71
  1993/09/30      17760.01                    18415.09
  1993/10/31      17769.52                    18450.63
  1993/11/30      17613.41                    18288.08
  1993/12/31      17984.08                    18674.15
  1994/01/31      18192.21                    18887.40
  1994/02/28      17691.72                    18398.22
  1994/03/31      16886.79                    17649.04
  1994/04/30      17031.87                    17798.71
  1994/05/31      17133.36                    17953.02
  1994/06/30      17026.95                    17843.33
  1994/07/31      17368.71                    18170.40
  1994/08/31      17407.79                    18233.27
  1994/09/30      17121.76                    17965.60
  1994/10/31      16740.39                    17646.53
  1994/11/30      16273.39                    17327.49
  1994/12/31      16722.36                    17708.86
  1995/01/31      17257.49                    18214.98
  1995/02/28      17785.12                    18744.67
  1995/03/31      17975.02                    18960.05
  1995/04/30      17995.56                    18982.42
  1995/05/31      18555.39                    19588.15
  1995/06/30      18388.43                    19417.74
  1995/07/31      18493.83                    19601.82
  1995/08/31      18751.20                    19850.37
  1995/09/30      18902.35                    19976.02
  1995/10/31      19142.51                    20266.47
  1995/11/30      19431.77                    20602.69
  1995/12/31      19585.33                    20800.68
  1996/01/31      19756.12                    20957.73
  1996/02/29      19659.57                    20816.26
  1996/03/31      19393.70                    20550.23
  1996/04/30      19353.03                    20492.07
  1996/05/31      19315.79                    20483.88
  1996/06/30      19559.55                    20706.95
  1996/07/31      19716.11                    20895.38
  1996/08/31      19694.05                    20890.37
  1996/09/30      19940.60                    21182.83
  1996/10/31      20171.62                    21422.41
  1996/11/30      20528.73                    21814.44
  1996/12/31      20415.19                    21722.82
  1997/01/31      20485.95                    21763.87
  1997/02/28      20658.58                    21963.67
  1997/03/31      20377.29                    21670.89
  1997/04/30      20537.78                    21852.28
  1997/05/30      20813.45                    22180.93
$10,000 OVER LIFE OF FUND: Let's say you invested $10,000 in Spartan Connecticut Municipal Income Fund on October 31, 1987, shortly after the fund started. As the chart shows, by May 31, 1997, the value of your investment would have grown to $20,813 a 108.13% increase on your initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - which reflects the performance of the investment-grade municipal bond market - did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,181 a 121.81% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
TOTAL RETURN COMPONENTS
            SIX        YEARS ENDED NOVEMBER 30,
            MONTHS
            ENDED
            MAY 31,

            1997       1996                        1995   1994   1993   1992


Dividend return               2.55%    5.29%   6.62%    5.27%     6.29%    6.59%

Capital appreciation return   -1.16%   0.35%   12.78%   -12.89%    5.52%   3.12%

Total return                  1.39%    5.64%   19.40%   -7.62%    11.81%   9.71%


TOTAL RETURN COMPONENTS include both returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or gains are reinvested, if any. For the periods through November 30, 1996 capital appreciation and total returns include the effect of a $5 account closeout fee on an average sized account.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.76(cents)   28.20(cents)   56.48(cents)

Annualized dividend rate                 5.07%         5.11%          5.12%

30-day annualized yield                  4.69%         -              -

30-day annualized tax-equivalent yield   7.67%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.05 over the past one month, $11.07 over the past six months and $11.03 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.88% 1997 combined federal and state tax bracket but does not reflect payment of the alternative minimum tax, if applicable.
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with George Fischer, Portfolio Manager of Spartan Connecticut Municipal Income Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the six-month period that ended May 31, 1997, the fund had a total return of 1.39%. For the same period, the Connecticut municipal debt funds average, as tracked by Lipper Analytical Services, returned 1.50%, while the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index returned 1.60%. For the 12 months that ended May 31, 1997, the fund returned 7.75%, the Lipper average returned 7.39% and the index had a total return of 7.95%.
Q. HOW WOULD YOU CHARACTERIZE THE MUNICIPAL BOND MARKET OVER THE PAST SIX
MONTHS?
A. I'd characterize it as a somewhat choppy period for all bonds, although municipals actually performed better than U.S. Treasury bonds. Evidence that the economy was growing at a much-quicker-than-expected pace sent bond prices lower and, correspondingly, bond yields higher. Bond holders, of course, fear a fast-growing economy because they worry that it can whip up inflation, which has been nearly non-existent over the past couple of years. Inflation can spell trouble for bond investors because it can eat away at the fixed-income payments bonds provide. While inflation remained low during the period, investors continued to worry that the future wouldn't be so predictable. Fortunately, there was a limited supply of municipals available and demand for them grew, which helped support municipal prices.
Q. WHAT CHANGES DID YOU MAKE OVER THE PAST SIX MONTHS?
A. Compared to six months ago, the fund has fewer bonds with maturities of about 10 years and more bonds with maturities of about five years. The reason for the switch had to do with the changing shape of the yield curve
- a graphical representation of the yields on bonds with various maturities. The yield curve flattened during the period, which meant that there was a smaller difference in yield between five- and 10-year bonds. So when possible, I sold 10-year bonds. I didn't believe they offered investors adequate reward in the way of yield for their additional interest rate sensitivity. I replaced them with bonds in the five-year maturity range where the risk/reward profile seemed more attractive.
Q. THE FUND HAD SIZABLE HOLDINGS IN GENERAL OBLIGATION BONDS DURING THE PERIOD. WHAT'S YOUR PHILOSOPHY IN EVALUATING THE FUND'S POSITIONS IN THAT SECTOR?
A. Let's start by defining the terms. A general obligation bond, or GO, is a municipal bond backed by the full faith and credit - which includes the taxing power - of a city, county or state. A GO bond is repaid with general revenue such as taxes. In contrast, revenue bonds are repaid by revenue generated from a specific facility, say a toll road or water system. In choosing GOs, I look at different issuers apart from the major Connecticut issuer - the state - for what I believe is a good combination of high income and low risk. Fortunately, there are some local issuers in Connecticut that meet these criteria, although I put an emphasis on staying diversified and not taking on very large positions in any one security. General revenues are sensitive to both the economy and the municipality's fiscal health, both of which were relatively strong during the period in many of the areas the fund emphasized.
Q. OF THE TOTAL AMOUNT OF NEW MUNICIPAL BONDS ISSUED IN CONNECTICUT OVER THE PAST YEAR, ROUGHLY HALF WAS INSURED. WHAT CHALLENGES DID THAT PRESENT TO YOU AS A MUTUAL FUND MANAGER?
A. It made it increasingly more difficult to find relatively higher-yielding bonds. Because of the limited number of opportunities to pick up yield through an analysis of credit quality, I focused on exploiting opportunities that arose due to a bond's structure. For example, I'd analyze a bond's call feature, which determines whether it can be redeemed by its issuer before maturity. Depending on their price and their potential for appreciation, I would overweight non-callable bonds, which can't be redeemed by their issuers before maturity, when I thought the market would reward me for doing so. I also looked for opportunities that arose when bonds were selling at prices cheaper than I believed to be their fair value based on their coupon, maturity or other factors.
Q. WHAT'S YOU OUTLOOK FOR THE NEXT SIX MONTHS?
A. One development I'll be keeping an eye on is the state's takeover of the Hartford school district. The state supreme court ruled that the state needed to take steps to improve school funding in poorer areas of the state, including Hartford. The question is how much money the state will spend to fix the problem in Hartford's school district and other areas. As far as the overall bond market, I think that until investors feel like they have a good handle on where the economy, interest rates and inflation are headed, the bond market will likely remain choppy. The past six months have been a relatively good period for municipal bonds relative to U.S. Treasuries and, by the end of the period, munis seemed fairly valued in relation to their taxable counterparts. I think that the municipal market will need to continue to experience strong demand and weak supply in order to continue outperforming Treasuries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to provide high
current tax-free income for
Connecticut residents
FUND NUMBER: 407
TRADING SYMBOL: FICNX
START DATE: October 29,
1987
SIZE: as of May 31, 1997,
more than $328 million
MANAGER: George Fischer,
since 1996; manager, various
Fidelity and Spartan
municipal income funds;
joined Fidelity in 1989
(checkmark)
GEORGE FISCHER ON THE
CONNECTICUT ECONOMY:
"The Connecticut economy
has continued to do very well
over the past six months,
which has helped to improve
the state's revenue
collections. The previous
engines of job growth -
defense and financial services
- seem to be on the mend.
The defense industry appears
to be turning the corner with
new orders from the
aerospace sector, while the
insurance sector looks like it
has put the worst behind it.
What remains to be seen is
how the state's recent tax cuts
will play out over the next
several years and whether
spending will also be curtailed
so that the budget remains in
balance. So far, the state has
successfully managed this
process, but I'll continue to
keep a close eye on future
developments."
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                        % OF FUND'S    % OF FUND'S
                        INVESTMENTS    INVESTMENTS
                                       IN THESE MARKET
                                       SECTORS
                                       6 MONTHS AGO

General Obligation      33.8           32.7

Health Care             13.2           13.2

Escrowed/Pre-Refunded   10.9           10.5

Education               9.1            8.7

Special Tax             9.0            8.8

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
               6 MONTHS AGO

Years   12.4   13.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   6.7   7.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Aaa 52.7%
Aa, A 33.1%
Baa 11.2%
Short-term
investments 3.0%
Aaa 51.7%
Aa, A 33.8%
Baa 12.9%
Short-term
investments 1.6%
Row: 1, Col: 1, Value: 52.7
Row: 1, Col: 2, Value: 33.1
Row: 1, Col: 3, Value: 11.2
Row: 1, Col: 4, Value: 3.0
Row: 1, Col: 1, Value: 51.7
Row: 1, Col: 2, Value: 33.8
Row: 1, Col: 3, Value: 12.9
Row: 1, Col: 4, Value: 1.6
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

INVESTMENTS MAY 31, 1997 (UNAUDITED)
Showing Percentage of Investments in Securities


MUNICIPAL BONDS - 97.0%
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CONNECTICUT - 94.1%
Branford Gen. Oblig. Unltd. Tax:
7% 6/15/08 (FGIC Insured)  Aaa $ 500,000 $ 580,625
 7% 6/15/09 (FGIC Insured)  Aaa  500,000  580,625
Bridgeport Gen. Oblig.:
Series A:
 5.40% 9/1/08 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  576,813
  5.50% 9/1/09 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  580,250
  5.60% 9/1/10 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  584,375
  5.70% 9/1/11 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  550,000  587,813
  5.70% 9/1/15 (AMBAC Insured)
  (Pre-Refunded to 9/1/05 @ 101) (d)  Aaa  2,000,000  2,130,000
 Series B, 7.75% 11/15/10
 (Pre-Refunded to 11/15/00 @ 102) (d)  Baa  3,235,000  3,623,200
 Unltd. Tax Series A:
 Rfdg. 6.50% 9/1/07 (AMBAC Insured)  Aaa  2,290,000  2,556,213
  7.20% 3/1/98 (Escrowed to Maturity) (d)  Baa  930,000  951,929
  7.40% 3/1/00
  (Pre-Refunded to 3/1/99 @ 102) (d)  Baa  1,080,000  1,156,950
  7.625% 1/15/09
  (Pre-Refunded to 3/1/99 @ 102) (d)  Baa  1,500,000  1,614,375
 6% 9/1/03 (AMBAC Insured)  Aaa  4,475,000  4,760,281
 8.75% 8/15/05 (FGIC Insured)  Aaa  670,000  837,500
 6% 9/1/05 (AMBAC Insured)  Aaa  4,000,000  4,280,000
Connecticut Clean Wtr. Fund Rev.:
Series 1991, 7% 1/1/11  Aaa  2,500,000  2,750,000
 5.875% 11/1/03  Aaa  1,000,000  1,073,750
 5.875% 5/1/04  Aaa  1,000,000  1,075,000
 6.80% 7/1/05  Aaa  1,000,000  1,092,500
 6% 10/1/12 (e)  Aaa  6,000,000  6,390,000
Connecticut Dev. Auth. Health Care Rfdg.
(Duncaster, Inc. Proj.) 6.75% 9/1/15  A2  3,000,000  3,161,250
Connecticut Dev. Auth. Poll. Cont. Rev.
(New England Pwr. Co. Proj.)
7.25% 10/15/15  A2  3,000,000  3,195,000
Connecticut Dev. Auth. Rev.
(Hartford Civic Ctr.) Series A:
 6% 11/15/07  A1  1,525,000  1,631,750
  6% 11/15/08  A1  1,525,000  1,631,750
  6% 11/15/09  A1  1,525,000  1,624,125
  4.75% 11/15/13  A1  1,525,000  1,385,844
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Gen. Oblig.:
Series A:
 6.10% 3/15/02  Aa3 $ 3,000,000 $ 3,187,500
  7% 3/15/03  Aa3  3,000,000  3,345,000
  6.90% 3/15/09
  (Pre-Refunded to 3/15/00 @ 102) (d)  Aa  3,000,000  3,243,750
  (College Savings Plan):
  0% 11/1/06  Aa3  2,800,000  1,743,000
   0% 5/15/07  Aa3  2,250,000  1,355,625
 Series B, 6% 10/1/05  Aa3  6,430,000  6,912,250
 (Cap. Appreciation College Savings Plan):
 Series A, 0% 12/1/07  Aa3  4,000,000  2,345,000
  Unltd. Tax Series B, 0% 11/1/09  Aa3  7,000,000  3,657,500
 6% 3/15/01  Aa3  2,405,000  2,528,256
Connecticut Health & Edl. Facs. Auth. Rev.:
(Bristol Hosp.) Issue A:
 7% 7/1/09 (MBIA Insured)  Aaa  1,750,000  1,881,250
  7% 7/1/20 (MBIA Insured)  Aaa  4,180,000  4,483,050
 (Connecticut College Issue) Series B,
 6.625% 7/1/11 (MBIA Insured)
 (Pre-Refunded to 7/1/01 @ 102) (d)  Aaa  1,200,000  1,315,500
 (Greenwich Hosp.) 5.80% 7/1/26
 (MBIA Insured)  Aaa  5,400,000  5,393,250
 (The Griffin Hosp.) Series A, 6% 7/1/13  Baa2  850,000  831,938
 (Kent School) Series B:
 3.90% 7/1/97 (MBIA Insured)  Aaa  250,000  250,015
  5.10% 7/1/07 (MBIA Insured)  Aaa  265,000  265,994
  5.25% 7/1/08 (MBIA Insured)  Aaa  305,000  307,288
  5.375% 7/1/09 (MBIA Insured)  Aaa  345,000  347,588
  5.40% 7/1/10 (MBIA Insured)  Aaa  685,000  685,856
 (Loomis Chaffee School) Series C,
 5.50% 7/1/26 (MBIA Insured)  Aaa  1,430,000  1,396,038
 (Lutheran Gen. Health Care Sys.) 7.375%
 7/1/19 (Escrowed to Maturity) (d)  Aaa  3,195,000  3,734,156
 (New Britain Mem. Hosp.) Series A,
 7.75% 7/1/22  BBB-  6,500,000  6,971,250
 (Quinnipiac College):
 Series C, 7.75% 7/1/20
  (Pre-Refunded to 7/1/00 @ 102) (d)  BBB-  1,970,000  2,186,700
  Series D, 6% 7/1/13  BBB-  3,500,000  3,443,125
  Series D, 6% 7/1/23  BBB-  1,975,000  1,923,156
 (Sacred Heart Univ.):
 Series A, 6.85% 7/1/22 LOC Fleet Nat'l.
  Bank (Pre-Refunded to 7/1/02 @ 102) (d)  Baa3  1,000,000  1,112,500
  Series C, 6% 7/1/06  Baa3  250,000  253,750
  Series C, 6.50% 7/1/16  Baa3  4,000,000  4,105,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Health & Edl. Facs. Auth. Rev.: - continued
 (St. Mary's Hosp.) Issue B:
 7.60% 7/1/03  A3 $ 900,000 $ 935,730
  7.80% 7/1/09 (AMBAC Insured)  A3  4,525,000  4,700,389
 (St. Raphael Hosp.) Series H:
 6.50% 7/1/11 (AMBAC Insured)  Aaa  2,780,000  3,134,450
  6.50% 7/1/13 (AMBAC Insured)  Aaa  3,125,000  3,515,625
  5.25% 7/1/14 (AMBAC Insured)  Aaa  4,400,000  4,356,000
 (Sharon Healthcare, Inc.) Series A:
 9.20% 7/1/02
  (Pre-Refunded to 7/1/01 @ 103) (d)  AAA  1,500,000  1,798,125
  8.75% 7/1/06
  (Pre-Refunded to 7/1/01 @ 103) (d)  AAA  450,000  532,125
  9% 7/1/13
  (Pre-Refunded to 7/1/01 @ 103) (d)  AAA  1,300,000  1,548,625
 (Veterans Mem. Med. Ctr.) Series A,
 6.25% 7/1/05 (MBIA Insured)  Aaa  2,265,000  2,460,356
 (Yale-New Haven Hosp.):
 Series F, 7.10% 7/1/25 (MBIA Insured)
  (Pre-Refunded to 7/1/00 @ 102) (d)  Aaa  5,000,000  5,468,750
  6% 7/1/03 (MBIA Insured)  Aaa  1,000,000  1,061,250
 (Yale Univ.) 5.929% 6/10/30  Aaa  10,000,000  10,025,000
Connecticut Higher Ed. Supplemental Loan
Auth. Rev. Series A:
 (Family Ed. Loan Prog.) 7.20% 11/15/10  A  850,000  897,813
  7.375% 11/15/05 (b)  A1  500,000  520,000
  7.50% 11/15/10  A1  1,730,000  1,801,363
Connecticut Hsg. Fin. Auth. (Mtg. Fin. Prog.):
Series A, Subseries A-2, 6.45% 5/15/22 (b)  Aa  5,500,000  5,630,625
 Series B, 6.20% 5/15/12  Aa  2,500,000  2,556,250
 Series E, 6.20% 5/15/14  Aa  1,000,000  1,023,750
 Series E, Subseries E-1, 6.30% 5/15/17  Aa  1,950,000  2,013,375
Connecticut Muni. Elec. Energy  Coop.
Pwr. Supply Sys. Rev.:
 6% 1/1/04 (MBIA Insured)  Aaa  3,190,000  3,385,388
  6% 1/1/05 (MBIA Insured)  Aaa  3,380,000  3,591,250
  6% 1/1/06 (MBIA Insured)  Aaa  2,000,000  2,132,500
Connecticut Resources Recovery Auth. Rev.:
Rfdg. Series A, 5.5% 11/15/11
 (MBIA Insured)  Aaa  2,500,000  2,506,250
 (American Refuse Fuel Co.) 8.10% 11/15/15  A2  4,500,000  4,809,375
 5.25% 11/15/08 (MBIA Insured)  Aaa  4,000,000  4,000,000
 5.375% 11/15/10 (MBIA Insured)  Aaa  1,000,000  995,000
Connecticut Spl. Assignment Unemployment
Compensation Advisor Fund Rev. Rfdg.
(Connecticut Unemployment) Ltd. Tax Series A,
5.50% 11/15/00 (AMBAC Insured)  Aaa  2,000,000  2,067,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Spl. Tax. Oblig. Rev.:
(Trans. Infrastructure):
 Series 1991 A, 6.75% 6/1/11
  (Pre-Refunded to 6/1/03 @ 100) (d)  A1 $ 2,395,000 $ 2,652,463
  Series A:
  6.50% 6/1/03  A1  2,800,000  3,031,000
   7.125% 6/1/10  A1  3,550,000  4,171,250
  Series B:
  6.50% 10/1/07  A1  2,250,000  2,494,688
   0% 6/1/08  A1  3,500,000  1,981,875
   6.15% 9/1/09  A1  1,500,000  1,627,500
   6.50% 10/1/10  A1  3,250,000  3,615,625
   6.125% 9/1/12  A1  5,000,000  5,381,250
   6.50% 10/1/12  A1  4,000,000  4,460,000
Eastern Resources Recovery Auth. Solid Waste
Rev. (Wheelabrator Lisbon Proj.) Series A:
 5.50% 1/1/15 (b)  A-  8,000,000  7,510,000
  5% 1/1/24 (b)  A-  1,000,000  985,000
Meriden Gen. Oblig. Unltd. Tax:
6.25% 8/1/05 (FGIC Insured)  Aaa  2,000,000  2,180,000
 6.25% 8/1/06 (FGIC Insured)  Aaa  2,000,000  2,190,000
 7% 10/1/07 (MBIA Insured)  Aaa  500,000  580,625
Milford Gen. Oblig. Unltd. Tax 6.70% 2/1/05  Aa3  400,000  447,000
Monteville Gen. Oblig.:
7% 3/15/13  Aa  220,000  257,125
 7% 3/15/14  Aa  220,000  257,125
Naugatuck Gen. Oblig. Unltd. Tax:
7.25% 9/1/04 (MBIA Insured)  Aaa  215,000  246,981
 6.90% 6/15/07 (FGIC Insured)  Aaa  485,000  555,931
 7.40% 9/1/07 (MBIA Insured)  Aaa  370,000  439,375
 7.40% 9/1/08 (MBIA Insured)  Aaa  370,000  441,225
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)  Aaa  2,000,000  2,140,000
 Unltd. Tax:
 Rfdg. 6% 2/1/12 (MBIA Insured)  Aaa  400,000  427,500
  6%, 4/15/06 (AMBAC Insured)  Aaa  1,615,000  1,732,088
  7% 4/1/07 (MBIA Insured)  Aaa  580,000  665,550
  6% 4/15/07 (AMBAC Insured)  Aaa  1,615,000  1,728,050
  7% 4/1/08 (MBIA Insured)  Aaa  580,000  669,175
 5% 2/1/12 (MBIA Insured)  Aaa  885,000  856,238
 5% 2/1/13 (MBIA Insured)  Aaa  885,000  850,706
New Haven Gen. Oblig.:
 Rfdg. Series A, 5% 8/1/09 (FGIC Insured)  Aaa  1,775,000  1,739,500
 Series A, 7.40% 3/1/12  Baa1  1,000,000  1,135,000
 Unltd. Tax 6% 2/15/05 (FGIC Insured)  Aaa  1,650,000  1,761,375
 8.25% 8/15/01   Baa1  3,280,000  3,497,300
 7% 2/15/03 (FGIC Insured)  Aaa  1,000,000  1,108,750
 7% 2/15/04 (FGIC Insured)  Aaa  1,150,000  1,290,875
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
New Haven Gen. Oblig.: - continued
 7% 2/15/05 (FGIC Insured)  Aaa $ 1,250,000 $ 1,414,063
 6% 8/1/05 (FGIC Insured)  Aaa  3,410,000  3,652,953
Newtown Gen. Oblig. Unltd. Tax:
6% 6/15/05 (MBIA Insured)  Aaa  1,700,000  1,833,875
 6% 6/15/06 (MBIA Insured)  Aaa  1,700,000  1,840,250
North Thompsonville Fire Dist.:
6.75% 6/1/07 (MBIA Insured)  Aaa  180,000  205,200
 6.75% 6/1/08 (MBIA Insured)  Aaa  190,000  216,838
 6.75% 6/1/09 (MBIA Insured)  Aaa  200,000  228,250
 6.75% 6/1/10 (MBIA Insured)  Aaa  215,000  244,831
 6.75% 6/1/11 (MBIA Insured)  Aaa  230,000  262,200
Norwalk Hsg. Auth. Mtg. Rev. (Monterey Village)
Series 1985 B, Section 8, 9% 11/1/99  BBB  145,000  142,100
South Central Connecticut Wtr. Sys.
Auth. Rev. 11th Series:
 5.625% 8/1/05 (FGIC Insured)  Aaa  5,000,000  5,200,000
  5.75% 8/1/12 (FGIC Insured)  Aaa  5,000,000  5,112,500
Stamford Gen. Oblig. Unltd. Tax
6.25% 2/15/03  Aaa  1,725,000  1,860,844
 6.25% 2/15/04  Aaa  1,725,000  1,869,469
 6.25% 2/15/05  Aaa  1,725,000  1,882,406
 6.60% 1/15/07  Aaa  295,000  334,088
 6.60% 1/15/08  Aaa  1,480,000  1,687,200
 6.60% 1/15/09  Aaa  1,000,000  1,140,000
Stratford Gen. Oblig. Unltd. Tax
7% 6/15/08 (FGIC Insured)  Aaa  500,000  579,375
Univ. of Connecticut 5.5% 2/1/06
(FGIC Insured)  Aaa  3,070,000  3,215,825
Voluntown Gen. Oblig. Unltd. Tax:
6.75% 10/1/03  A  210,000  230,475
 6.75% 10/1/04  A  210,000  231,788
 6.80% 10/1/06  A  210,000  236,775
 6.80% 10/1/07  A  210,000  238,088
 6.80% 10/1/08  A  210,000  239,138
 6.80% 10/1/09  A  185,000  211,363
West Hartford Gen. Oblig. Unltd. Tax:
6.50% 7/15/05  Aaa  2,000,000  2,222,500
 6.50% 7/15/06  Aaa  2,000,000  2,235,000
 5% 7/15/11  Aaa  2,000,000  1,942,500
West Haven Impt. Unltd. Tax 6.70%
2/15/04 (MBIA Insured)  Aaa  710,000  788,988
Wolcott Gen. Oblig. Unltd. Tax:
7% 6/15/09 (FGIC Insured)  Aaa  445,000  515,088
 7% 6/15/10 (FGIC Insured)  Aaa  440,000  509,300
Woodstock Spl. Oblig. Rev. (Woodstock
Academy) 7% 3/1/08 (AMBAC Insured)  Aaa  725,000  783,906
   305,499,388
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (A) AMOUNT (NOTE 1)
PUERTO RICO - 2.9%
Puerto Rico Commonwealth Gen. Oblig.
Unltd. Tax 6.40% 7/1/11  Baa1 $ 1,500,000 $ 1,603,125
Puerto Rico Commonwealth Hwy. & Trans.
Auth. Rev. Rfdg. Series V, 6.625% 7/1/12  Baa1  1,750,000  1,879,063
Puerto Rico Elec. Pwr. Auth. Rev.:
Rfdg. Series W, 7% 7/1/07 (MBIA Insured)  Aaa  2,000,000  2,335,000
 7% 7/1/07 (MBIA Insured)  Aaa  2,000,000  2,332,500
Puerto Rico Indl. Med. & Envir. Poll. Cont. Facs.
Fing. Auth. Rev. (Motorola, Inc. Proj.)
 Series A, 6.75% 1/1/14 (f)  Aa3  1,285,000  1,394,225
   9,543,913
TOTAL MUNICIPAL BONDS
(Cost $302,398,609)   315,043,301
MUNICIPAL NOTES (A) - 3.0%
CONNECTICUT - 3.0%
Connecticut Dev. Auth. Poll. Cont. Rev.
(Connecticut Lt. & Pwr. Co. Proj.):
 Series 1993 A, 3.65% LOC Deutsche Bank  VMIG 1  3,800,000  3,800,000
  Series 1993 B, 3.90% LOC Union Bank of
  Switzerland, VRDN (b)  VMIG 1  1,400,000  1,400,000
Connecticut Health & Edl. Facs. Auth.
Rev. (Yale Univ.) Series M,
3.55% 6/30/97, CP mode  VMIG 1  2,000,000  1,999,800
Connecticut Spl. Tax Oblig. Rev. (2nd Lien)
(Trans. Infrastructure) Series 1, 3.85%
LOC Industrial Bank of Japan, VRDN  VMIG 1  2,500,000  2,500,000
TOTAL MUNICIPAL NOTES
(Cost $9,699,800)   9,699,800
TOTAL INVESTMENTS - 100%
(Cost $312,098,409)  $ 324,743,101
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
78 Treasury Bond Contracts   Sept. 97 $ 8,501,864 $ 48,886
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.6%
SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
8. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
9. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
10. Security collateralized by an amount sufficient to pay interest and principal.
11. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $410,025.
12. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,394,225 or 0.4% of net assets.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 82.0% AAA, AA, A 83.3%
Baa 6.7% BBB  9.2%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  33.8%
Health Care  13.2
Escrowed/Pre-Refunded  10.9
Education  9.1
Special Tax  9.0
Electric Revenue  6.8
Water and Sewer  6.3
Others (individually less than 5%)   10.9
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $312,098,409. Net unrealized appreciation aggregated $12,644,692, of which $13,586,100 related to appreciated investment securities and $941,408 related to depreciated investment securities.
At November 30, 1996, the fund was required to defer approximately $1,854,185 of losses on futures contracts.
SPARTAN CONNECTICUT MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $312,098,409) -                $ 324,743,101
See accompanying schedule

Interest receivable                                                      5,358,271

Receivable for daily variation on futures contracts                      39,647

 TOTAL ASSETS                                                            330,141,019

LIABILITIES

Payable to custodian bank                                   $ 190,072

Payable for fund shares redeemed                             491,755

Distributions payable                                        309,297

Accrued management fee                                       152,581

Other payables and accrued expenses                          5,192

 TOTAL LIABILITIES                                                       1,148,897

NET ASSETS                                                              $ 328,992,122

Net Assets consist of:

Paid in capital                                                         $ 316,904,583

Accumulated undistributed net realized gain (loss) on                    (606,039)
investments

Net unrealized appreciation (depreciation) on                            12,693,578
investments

NET ASSETS, for 29,647,485 shares outstanding                           $ 328,992,122

NET ASSET VALUE, offering price and redemption price                     $11.10
per share ($328,992,122 (divided by) 29,647,485 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                           $ 9,239,416

EXPENSES

Management fee                                             $ 895,204

Non-interested trustees' compensation                       6,009

 Total expenses before reductions                           901,213

 Expense reductions                                         (7,271)        893,942

NET INTEREST INCOME                                                        8,345,474

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      1,224,686

 Futures contracts                                          105,202        1,329,888

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (5,442,044)

 Futures contracts                                          48,886         (5,393,158)

NET GAIN (LOSS)                                                            (4,063,270)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 4,282,204
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS      YEAR ENDED
                                                         ENDED           NOVEMBER 30,
                                                         MAY 31, 1997    1996
                                                         (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 8,345,474     $ 17,455,439
Net interest income

 Net realized gain (loss)                                 1,329,888       3,260,268

 Change in net unrealized appreciation (depreciation)     (5,393,158)     (2,313,786)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          4,282,204       18,401,921
FROM OPERATIONS

Distributions to shareholders                             (8,345,474)     (17,455,439)
From net interest income

 From net realized gain                                   (296,996)       -

 TOTAL DISTRIBUTIONS                                      (8,642,470)     (17,455,439)

Share transactions                                        20,653,662      29,600,748
Net proceeds from sales of shares

 Reinvestment of distributions                            6,729,960       13,513,939

 Cost of shares redeemed                                  (28,659,371)    (68,305,755)

 Redemption fees                                          8,132           15,649

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (1,267,617)     (25,175,419)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (5,627,883)     (24,228,937)

NET ASSETS

 Beginning of period                                      334,620,005     358,848,942

 End of period                                           $ 328,992,122   $ 334,620,005

OTHER INFORMATION
Shares

 Sold                                                     1,864,864       2,674,315

 Issued in reinvestment of distributions                  607,589         1,222,501

 Redeemed                                                 (2,589,059)     (6,175,401)

 Net increase (decrease)                                  (116,606)       (2,278,585)


FINANCIAL HIGHLIGHTS
      SIX MONTHS     YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31, 1997

      (UNAUDITED)    1996                       1995   1994 E   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 11.240    $ 11.200    $ 9.960     $ 11.840    $ 11.220    $ 10.880
beginning of period

Income from Investment          .282        .569        .617        .640        .680        .689
Operations
Net interest income

 Net realized and               (.130)      .039        1.270       (1.472)     .619        .338
 unrealized gain
(loss)

 Total from investment          .152        .608        1.887       (.832)      1.299       1.027
 operations



Less Distributions              (.282)      (.569)      (.617)      (.640)      (.680)      (.689)
From net interest
 income

 From net                       (.010)      -           (.020)      (.410)      -           -
 realized gain

 In excess of net               -           -           (.010)      -           -           -
 realized gain

 Total distributions            (.292)      (.569)      (.647)      (1.050)     (.680)      (.689)

Redemption fees added           .000        .001        .000        .002        .001        .002
to paid in capital

Net asset value, end           $ 11.100    $ 11.240    $ 11.200    $ 9.960     $ 11.840    $ 11.220
of period

TOTAL RETURN B, C               1.39%       5.65%       19.41%      (7.61)      11.81%      9.72%
                                                                   %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 328,992   $ 334,620   $ 358,849   $ 315,582   $ 450,113   $ 413,748
(000 omitted)

Ratio of expenses to            .55%        .55%        .55%        .55%        .55%        .55%
average net assets             A

Ratio of expenses to            .55%        .52%        .55%        .55%        .55%        .55%
average net assets             A           D
after expense
reductions

Ratio of net interest           5.09%       5.15%       5.73%       5.83%       5.81%       6.21%
income to average              A
net assets

Portfolio turnover rate         9%          30%         39%         11%         45%         11%
                               A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the fund's $5 account closeout fee on an average sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997       PAST 6   PAST 1   PAST 5   LIFE OF
                                 MONTHS   YEAR     YEARS    FUND

Spartan Connecticut Municipal    1.52%    3.04%    14.66%   20.07%
 Money Market Fund

Connecticut Tax-Free             1.43%    2.83%    13.47%   26.81%
 Money Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on March 4, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Connecticut tax-free money market funds average, which reflects the performance of mutual funds with similar objectives tracked by IBC Financial Data, Inc. The past six months average represents a peer group of 11 mutual funds. (The periods covered by IBC Financial Data Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997             PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

Spartan Connecticut Municipal          3.04%    2.77%    2.97%
 Money Market Fund

Connecticut Tax-Free                   2.83%    2.56%    3.11%
 Money Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
      6/2/97   3/3/97   12/2/96   9/2/96   5/27/96



Spartan Connecticut        3.26%   2.89%    3.06%    3.02%    3.19%
Municipal
Money Market Fund



Connecticut Tax-Free       2.91%   2.72%    2.84%    2.70%    2.91%
Money Market Funds
Average



Spartan Connecticut        5.31%   4.68%    4.97%    4.90%    5.19%
Municipal
Money Market Fund -
Tax-equivalent



Portion of fund's income   9.73%   20.77%   17.51%   18.51%   13.63%
subject to state taxes


YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Connecticut tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1996 federal and state income tax rate of 38.88% and reflects that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free
investments are usually lower
than yields on taxable
investments. However, a
straight comparison between
the two may be misleading
because it ignores the way
taxes reduce taxable returns.
Tax-equivalent yield - the
yield you'd have to earn on a
similar taxable investment to
match the tax-free yield -
makes the comparison more
meaningful. Keep in mind that
the U.S. Government neither
insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money market fund will
maintain a $1 share price.
(checkmark)
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Deborah Watson, Portfolio Manager of Spartan Connecticut Municipal Money Market Fund
Q. WHAT HAS THE INVESTMENT ENVIRONMENT BEEN LIKE, DEB?
A. At the beginning of the period, most market participants expected the Federal Reserve Board to keep short-term interest rates steady as a result of moderate economic growth and no signs of inflation. However, that sentiment changed during the first quarter of 1997, as unemployment fell and fears arose that higher labor costs would translate into higher prices. Fed Chairman Alan Greenspan, speaking before the Joint Economic Committee of Congress on March 20, said that the Fed's objective was to fight inflation pre-emptively. That is, he indicated the Fed might raise rates to head off potential inflation in the future, even though any increase in price indices had been marginal. Shortly thereafter on March 25, the Fed followed through and raised the rate banks charge each other for overnight loans - known as the fed funds rate - by 0.25% to 5.50%. As the Fed's May meeting approached, many in the market expected the Fed to raise rates again.
Q. BUT THE FED HELD OFF . . .
A. That's right. Preliminary information indicated that economic growth started to slow in the second quarter. In addition, such price indices as the producer price index (PPI) and the consumer price index (CPI) continued to show no signs of inflation. As a result, the Fed stood pat and indicated that it was reverting to its usual posture - waiting to react to inflation news before changing rates - rather than maintaining its pre-emptive strategy.
Q. WHAT WAS YOUR STRATEGY OVER THIS PERIOD?
A. At the beginning of the period, the fund's average maturity was at 52 days. It rolled down somewhat through January, as I focused new investments on shorter-term securities due to the limited supply of longer-term instruments in the Connecticut market. I maintained the maturity in the 37- to 40-day range through the end of April. Toward the end of the period, I sought to extend it by purchasing longer-term investments that offered attractive yields because they incorporated the expectation of future interest rate increases. In addition, the yield advantage offered by longer-term fixed-rate securities compared to shorter-term variable rate notes tends to be more pronounced in the Connecticut market than elsewhere. As a result, it's often advantageous to buy the longer securities. By the end of May, the fund's average maturity was 48 days.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on May 31, 1997, was 3.27%, compared to 3.05% six months earlier. The latest yield was the equivalent of a taxable yield of 5.35% for Connecticut investors in the 38.88% combined federal and state tax bracket, and does not reflect that a portion of the fund's income was subject to state income taxes. The fund's total return during the six-month period was 1.52%. That beat the total return of 1.43% for the Connecticut tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I think the Fed and the markets will continue to scrutinize every economic number released. Any indications of economic weakening continuing into the third quarter should postpone additional rate increases by the Fed. However, I believe it is quite possible for growth to pick up in the second half of the year, and we may see the Fed raise rates at that time. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: high current tax-free
income and stability by
investing mainly in
high-quality, short-term
Connecticut municipal
money market securities
FUND NUMBER: 425
TRADING SYMBOL: SPCXX
START DATE: March 4, 1991
SIZE: as of May 31, 1997,
more than $189 million
MANAGER: Deborah Watson,
since 1996; manager,
various Fidelity and Spartan
state municipal money
market funds; joined Fidelity
in 1982
(checkmark)
WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall.
When the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future
tax or other revenues and
payable from those specific
sources.
NOTE TO SHAREHOLDERS:
effective July  1, 1997, after
the period covered by this
report, Scott Orr was named
Portfolio Manager of Spartan
Connecticut Municipal Money
Market Fund.
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND    % OF FUND    % OF FUND
            ASSETS       ASSETS       ASSETS
            5/31/97      11/30/96     5/31/96

  0 - 30    62           73           59

 31 - 90    24            3           28

 91 - 180    3           12            8

181 - 397   11           12            5

WEIGHTED AVERAGE MATURITY
                               5/31/97   11/30/96   5/31/96

Spartan Connecticut            48 days   52 days    47 days
Municipal Money Market
Fund

Connecticut Tax-Free           46 days   57days     27 days
Money Market Funds Average *

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
Row: 1, Col: 1, Value: 16.0
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 9.0
Row: 1, Col: 4, Value: 12.0
Row: 1, Col: 5, Value: 51.0
Variable rate demand
notes (VRDNs) 60%
Commercial paper
(including CP mode) 17%
Tender bonds 11%
Municipal
notes 6%
Other 6%
Variable rate demand
notes (VRDNs) 51%
Commercial paper
(including CP mode) 12%
Tender bonds 9%
Municipal
notes 12%
Other 16%
Row: 1, Col: 1, Value: 6.0
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 11.0
Row: 1, Col: 4, Value: 17.0
Row: 1, Col: 5, Value: 60.0
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

INVESTMENTS MAY 31, 1997 (UNAUDITED)
Showing Percentage of Investments in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CALIFORNIA - 0.5%
Kern County Gen. Oblig. TRAN 4.50% 10/2/97  $ 1,000,000 $ 1,003,236
CONNECTICUT - 77.6%
Clipper Tax Exempt Trust Participating VRDN,
Series 94-1, 3.91% (Liquidity Facility State Street
Bank & Trust Co.) (c)   4,898,125  4,898,126
Connecticut Dev. Auth. Arpt. Facs. Rev.
(Bradley Arpt. Hotel) VRDN:
 Series 1997 A, 3.80%, LOC Kredietbank N.V.   1,200,000  1,200,000
  Series 1997 B, 3.80%, LOC Royal Bank of Canada   1,000,000  1,000,000
Connecticut Dev. Auth. Health Care Rev.
(Corp. for Independent Living Proj.) Series 1990, 3.70%,
LOC Chase Bank, VRDN   8,500,000  8,500,000
Connecticut Dev. Auth. Ind. Dev. VRDN:
(Rojo Enterprises LLC) 4.10%, LOC Fleet Bank NA   1,000,000  1,000,000
 (W.E. Bassett Co. Proj.) Series 1986, 4.10%,
 LOC Bank of Boston (b)   1,000,000  1,000,000
Connecticut Dev. Auth. Poll. Cont. Rev. VRDN
(Lt. & Pwr. Co. Proj.):
 Series 1993 A, 3.80%, LOC Deutsche Bank   2,900,000  2,900,000
  Series 1993 B, 3.90%,
  LOC Union Bank of Switzerland (b)   7,500,000  7,500,000
  Series 1996 A, 4% (BPA Societe Generale, France)
  (AMBAC Insured) (b)   4,700,000  4,700,000
 (United Illuminating Co. Proj.) Series 1996 A, 3.80%
 LOC Union Bank of Switzerland (b)   1,300,000  1,300,000
Connecticut Dev. Auth. Solid Waste Disp. Facs. Rev. VRDN:
(Exeter Energy Proj.):
 Series 1989 A, 3.85%, LOC Sanwa Bank (b)   2,600,000  2,600,000
  Series 1989 B, 3.85%, LOC Sanwa Bank (b)   2,800,000  2,800,000
  Series 1989 C, 3.85%, LOC Sanwa Bank (b)   400,000  400,000
 (Rand-Whitney Containerboard Proj.) 3.60%,
 LOC Chase Manhattan Bank (b)   3,300,000  3,300,000
Connecticut Gen. Oblig.:
Bonds:
 4.75% 8/15/97   880,000  881,660
  5% 6/15/98   1,000,000  1,012,574
  Series 1996 D, 3.75% 12/01/97   2,250,000  2,251,859
  Series 1997 A, 6% 3/01/98   3,000,000  3,053,476
 Econ. Recovery Notes:
 4.75%, 6/15/97   700,000  700,274
  5% 12/15/97   2,400,000  2,416,980
 Participating VRDN, Series MGT-27, 3.95%,
 (Liquidity Facility Morgan Guaranty Trust Co.) (c)   775,000  775,000
 (BPA Bayerische Landesbank) Series B, 3.90%, VRDN   3,000,000  3,000,000
Connecticut Health & Ed. Facs. Auth. Rev.:
 Participating VRDN, (Yale Univ.) Series BT-203, 4%
 (Liquidity Facility Bankers Trust) (c)   3,000,000  3,000,000
 (Charlotte Hungerford Hosp.) Series B, 3.60%,
 LOC Bank of Boston, VRDN   2,900,000  2,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
CONNECTICUT - CONTINUED
Connecticut Health & Ed. Facs. Auth. Rev. Bonds:
 (Yale Univ.):
  Series L, 3.55% 6/30/97, CP mode  $ 1,900,000 $ 1,900,000
  Series N, 3.55% 6/30/97, CP mode   2,700,000  2,700,000
  Series O, 3.55% 6/30/97, CP mode   3,200,000  3,200,000
  Series S, 3.60% 7/15/97, CP mode   1,000,000  1,000,000
  Series S, 3.80% 7/21/97, CP mode   7,000,000  7,000,000
Connecticut Hsg. Fin. Auth.:
Bonds (Hsg. Mtg. Fin. Prog.):
 Series 1989 D, 3.85% 7/21/97, CP mode (b)   1,800,000  1,800,000
  Series 1989 D, 3.80% 8/13/97, CP mode (b)   800,000  800,000
  Series 1990 C, 3.65% 7/25/97
  (BPA Sakura Bank Ltd.), CP mode (b)   1,600,000  1,600,000
 Participating VRDN, Series PT-81, 4.05%,
 (Liquidity Facility Rabobank Nederland, N.V.) (b)(c)   1,480,000
1,480,000
 Series 1995 G, 3.80% (BPA Morgan Guaranty Trust Co.)
 (AMBAC Insured) VRDN    5,200,000  5,200,000
Connecticut Muni. Elec. Energy Coop. Rev. Bonds
(Pwr. Supply Sys.) Series 1995 A:
 3.25% 6/11/97, LOC Fleet Bank NA, CP mode   1,100,000  1,100,000
  3.70% 7/18/97, LOC Fleet Bank NA, CP mode   500,000  500,000
Connecticut Reg. School (District #14) BAN 4% 6/4/98   1,700,000  1,706,562
Connecticut Second Lien Spl. Tax Oblig.
(Transport Infrastructure Purp.) Series1, 3.85%,
LOC Commerzbank, VRDN   16,080,000  16,080,000
Connecticut Spl. Assessment Unemployment Rev. Bonds
Series 1993 C, 3.90%, tender 7/1/97 (FGIC Insured)
(Liquidity Facility FGIC Security Purchase Inc.)   15,600,000  15,600,319
Danbury Gen. Oblig. BAN:
3.75% 8/08/97   390,000  390,358
 3.75% 8/08/97   4,300,000  4,301,335
East Haven Gen. Oblig. BAN:
4.00% 9/3/97   1,200,000  1,200,446
 4.25% 9/3/97   3,000,000  3,003,122
Guilford Gen. Oblig. BAN 4.25% 10/15/97   725,000  726,435
Hartford Redev. Auth. (Underwood Towers Proj.) 3.65%,
(FSA Insured) (BPA Barclays Bank) VRDN   1,600,000  1,600,000
New Canaan Gen. Oblig. BAN 3.75% 3/10/98   5,200,000  5,212,402
Newtown Gen. Oblig. Bonds 6% 6/15/97 (MBIA Insured)   81,5000  815,816
Stamford Gen. Oblig. BAN 4% 4/01/98   5,100,000  5,116,014
Stamford Hsg. Auth. Mutimodal Rev. (Morgan Street Proj.)
Series 1994, 3.90%, LOC Deutsche Bank, VRDN (b)   2,500,000  2,500,000
   149,622,758
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PUERTO RICO - 13.0%
Puerto Rico Commonwealth Hwy. & Trans. Auth.
Participating VRDN (c):
 Series PA-114, 3.85%
  (Liquidity Merrill Lynch & Co. Inc.)   $ 4,235,000 $ 4,235,000
  Series PA-125, 3.85%
  (Liquidity Merrill Lynch & Co. Inc.)    1,610,000  1,610,000
Puerto Rico Commonwealth Pub. Impt.:
Gen. Oblig. Bonds, Series 1989 A,
 7% 7/01/97, (FGIC Insured)   1,400,000  1,404,114
 Participating VRDN (c):
 Series BT-165, 3.91%
  (Liquidity Facility Bankers Trust Co.)    2,142,000  2,142,000
  Series PA-97, 3.85%, (MBIA Insured)
  (Liquidity Facility Merrill Lynch & Co.)    2,145,000  2,145,000
  Series PT-63, 3.85%,
  (Liquidity Facility Bayerische Hypotheken)    3,655,000  3,655,000
 Rev. Rfdg. Bonds: Series 1987, 7.25% 7/1/97   400,000  409,207
Puerto Rico Gov't. Dev. Bank Rev., 3.55%,
LOC Credit Suisse First Boston   1,000,000  1,000,000
Puerto Rico Elec. Pwr. Auth. Rev.:
Bonds:
 Series K, 9.25% 7/1/97   500,000  512,253
  9.375% 7/1/97   1,650,000  1,690,749
 Participating VRDN, Series BT-105, 3.725%
 (Liquidity Facility Bankers Trust Co.) (c)   3,978,000  3,978,000
 (Muni. Sec. Trust Rec. SGA 44) Series AA,
 3.80%, tender 8/08/97,
 (Liquidity Facility Societe Generale France)   1,235,000  1,235,000
Puerto Rico Ind. Med. Higher Ed. & Cont. Facs. Fin. Auth.
Bonds (Inter. American Univ.) Series 1988, 3.55% 6/19/97,
 LOC Bank Of Tokyo-Mitsubishi Ltd., CP mode   1,000,000  1,000,000
   25,016,323
OTHER - 8.9%
Municipal Central Cash Fund (d)(e)   17,063,592  17,063,593
TOTAL INVESTMENTS - 100%  $ 192,705,910
Total Cost for Income Tax Purposes  $ 192,705,910
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
TRAN - Tax and Revenue Anticipation
  Notes
CP - Commercial Paper
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
4. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
5. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
INCOME TAX INFORMATION
On November 30, 1996, the fund had a capital loss carryforward of approximately $4,000 which will expire on November 30, 2002.
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value -                                      $ 192,705,910
See accompanying schedule

Cash                                                                       93,957

Receivable for investments sold                                            1,800,380

Interest receivable                                                        1,516,549

 TOTAL ASSETS                                                              196,116,796

LIABILITIES

Payable for investments purchased                           $ 6,822,576

Distributions payable                                        14,820

Accrued management fee                                       78,486

Other payables and accrued expenses                          1,163

 TOTAL LIABILITIES                                                         6,917,045

NET ASSETS                                                                $ 189,199,751

Net Assets consist of:

Paid in capital                                                           $ 189,204,014

Accumulated net realized gain (loss) on investments                        (4,263)

NET ASSETS, for 189,204,014 shares outstanding                            $ 189,199,751

NET ASSET VALUE, offering price and redemption price per                   $1.00
share ($189,199,751 (divided by) 189,204,014 shares)



STATEMENT OF OPERATIONS
 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                     $ 3,285,905

EXPENSES

Management fee                                          $ 462,914

Non-interested trustees' compensation                    1,704

 Total expenses before reductions                        464,618

 Expense reductions                                      (1,964)     462,654

NET INTEREST INCOME                                                  2,823,251

REALIZED AND UNREALIZED GAIN (LOSS)                                  (312)
Net realized gain (loss) on investment securities

Increase (decrease) in net unrealized gain from                      (353)
accretion of market discount

NET GAIN (LOSS)                                                      (665)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 2,822,586

STATEMENT OF CHANGES IN NET ASSETS

                                                           SIX MONTHS       YEAR ENDED
                                                           ENDED            NOVEMBER 30,
                                                           MAY 31, 1997     1996
                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 2,823,251      $ 5,492,417
Net interest income

 Net realized gain (loss)                                   (312)            9,482

 Increase (decrease) in net unrealized gain from            (353)            353
 accretion of market discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            2,822,586        5,502,252
FROM OPERATIONS

Distributions to shareholders from net interest income      (2,823,251)      (5,492,417)

Share transactions at net asset value of $1.00 per share    105,440,185      204,280,325
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     2,757,791        5,308,500

 Cost of shares redeemed                                    (105,971,863)    (198,246,723)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           2,226,113        11,342,102
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   2,225,448        11,351,937

NET ASSETS

 Beginning of period                                        186,974,303      175,622,366

 End of period                                             $ 189,199,751    $ 186,974,303


FINANCIAL HIGHLIGHTS
      SIX MONTHS     YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31, 1997

      (UNAUDITED)    1996                       1995   1994   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
beginning of period

Income from                     .015        .030        .034        .023        .022        .030
Investment
Operations
Net interest income



Less Distributions

 From net interest              (.015)      (0.30)      (.034)      (.023)      (.022)      (.030)
 income

Net asset value, end           $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
of period

TOTAL RETURN B, C               1.52%       3.08%       3.41%       2.28%       2.21%       3.08%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of             $ 189,200   $ 186,974   $ 175,622   $ 167,056   $ 163,102   $ 86,672
period (000 omitted)

Ratio of expenses to            .50% A      .50%        .50%        .50%        .24%        .02%
average net assets                                                             D           D

Ratio of net interest           3.04% A     3.04%       3.36%       2.25%       2.17%       2.90%
income to average
net assets


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Connecticut Municipal Income Fund (the income fund) is a fund of Fidelity Court Street Trust. Spartan Connecticut Municipal Money Market Fund (the money market fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the money market fund and the income fund:
SECURITY VALUATION.
 INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities including restricted securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of market discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain
(loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the income fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the funds are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the caption "Other Information" at the end of each applicable fund's schedule of investments. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $14,404,136 and $19,723,101, respectively.
The market value of futures contracts opened and closed during the period amounted to $16,806,294 and $8,409,632, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of
 .55% and .50% of average net assets for the income and money market funds, respectively.
FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $790 and $1,163 for the income and money market funds, respectively. Effective April 1, 1997, the transaction fees were eliminated for the income fund. SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the income and money market funds' expenses were reduced by $7,271 and $1,964 respectively, under these arrangements. MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Sarah H. Zenoble, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant
Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates * - INCOME FUND
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy * - INCOME FUND
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-6666
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINES FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)FIDELITY

MUNICIPAL INCOME
FUND

SEMIANNUAL REPORT
MAY 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3     Ned Johnson on investing
                             strategies.

PERFORMANCE            4     How the fund has done over time.

FUND TALK              7     The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES     10    A summary of major shifts in the
                             fund's investments over the past six
                             months.

INVESTMENTS            11    A complete list of the fund's
                             investments with their market
                             values.

FINANCIAL STATEMENTS   34    Statements of assets and liabilities,
                             operations, and changes in net
                             assets,
                             as well as financial highlights.

NOTES                  38    Notes to the financial statements.




THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN
EFFECTIVE
PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Through the first five months of 1997, stock and bond markets experienced the kind of short-term volatility that can affect them from time to time. After climbing steadily upward for more than two years, stock prices saw a sharp correction in late March and early April. Returns in the bond market were essentially stagnant as the Federal Reserve Board implemented a long-expected increase in short-term interest rates at the end of March. While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. CUMULATIVE TOTAL RETURNS
PERIODS ENDED MAY 31, 1997             PAST 6   PAST 1   PAST 5   PAST 10
                                       MONTHS   YEAR     YEARS    YEARS

Fidelity Municipal Income              1.48%    8.30%    36.46%   114.82%

Lehman Brothers Municipal Bond Index   1.68%    8.28%    41.75%   123.43%

General Municipal Debt Funds Average   1.36%    7.60%    38.02%   113.73%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED MAY 31, 1997             PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

Fidelity Municipal Income              8.30%    6.41%    7.95%

Lehman Brothers Municipal Bond Index   8.28%    7.23%    8.37%

General Municipal Debt Funds Average   7.60%    6.65%    7.87%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
  1987/05/31      10000.00                    10000.00
  1987/06/30      10168.99                    10293.60
  1987/07/31      10298.63                    10398.59
  1987/08/31      10346.63                    10421.99
  1987/09/30       9860.76                    10037.73
  1987/10/31       9827.75                    10073.27
  1987/11/30      10035.27                    10336.28
  1987/12/31      10202.16                    10486.26
  1988/01/31      10557.21                    10859.78
  1988/02/29      10689.91                    10974.57
  1988/03/31      10435.27                    10847.26
  1988/04/30      10511.64                    10929.70
  1988/05/31      10587.86                    10898.11
  1988/06/30      10714.55                    11057.55
  1988/07/31      10825.51                    11129.65
  1988/08/31      10875.43                    11139.44
  1988/09/30      11114.69                    11341.07
  1988/10/31      11328.30                    11540.67
  1988/11/30      11232.71                    11434.96
  1988/12/31      11449.18                    11551.94
  1989/01/31      11610.70                    11790.83
  1989/02/28      11540.46                    11656.30
  1989/03/31      11564.24                    11628.44
  1989/04/30      11937.39                    11904.50
  1989/05/31      12189.91                    12151.75
  1989/06/30      12308.36                    12316.78
  1989/07/31      12398.07                    12484.41
  1989/08/31      12343.07                    12362.18
  1989/09/30      12290.38                    12325.35
  1989/10/31      12419.08                    12476.08
  1989/11/30      12648.44                    12694.42
  1989/12/31      12753.61                    12798.26
  1990/01/31      12619.22                    12737.72
  1990/02/28      12784.45                    12851.09
  1990/03/31      12798.92                    12854.94
  1990/04/30      12568.69                    12761.87
  1990/05/31      12915.49                    13040.46
  1990/06/30      13053.42                    13155.09
  1990/07/31      13255.49                    13348.47
  1990/08/31      13117.61                    13154.65
  1990/09/30      13216.57                    13162.15
  1990/10/31      13392.24                    13400.91
  1990/11/30      13775.10                    13670.40
  1990/12/31      13834.36                    13729.87
  1991/01/31      14014.55                    13914.12
  1991/02/28      14102.27                    14035.17
  1991/03/31      14147.64                    14040.23
  1991/04/30      14341.20                    14226.96
  1991/05/31      14467.51                    14353.44
  1991/06/30      14468.28                    14339.23
  1991/07/31      14678.46                    14513.88
  1991/08/31      14808.13                    14705.03
  1991/09/30      14926.48                    14896.49
  1991/10/31      15066.83                    15030.56
  1991/11/30      15099.72                    15072.49
  1991/12/31      15242.23                    15395.95
  1992/01/31      15398.69                    15431.05
  1992/02/29      15430.21                    15435.99
  1992/03/31      15445.33                    15441.70
  1992/04/30      15593.01                    15579.13
  1992/05/31      15742.67                    15762.50
  1992/06/30      15960.96                    16026.99
  1992/07/31      16370.45                    16507.48
  1992/08/31      16152.56                    16346.53
  1992/09/30      16195.93                    16453.44
  1992/10/31      15926.26                    16291.70
  1992/11/30      16339.56                    16583.49
  1992/12/31      16516.49                    16752.80
  1993/01/31      16747.64                    16947.64
  1993/02/28      17364.00                    17560.64
  1993/03/31      17238.20                    17375.02
  1993/04/30      17402.18                    17550.33
  1993/05/31      17503.18                    17648.97
  1993/06/30      17760.74                    17943.53
  1993/07/31      17766.92                    17967.03
  1993/08/31      18152.98                    18341.11
  1993/09/30      18415.51                    18550.01
  1993/10/31      18434.91                    18585.81
  1993/11/30      18286.52                    18422.07
  1993/12/31      18681.86                    18810.96
  1994/01/31      18887.32                    19025.78
  1994/02/28      18406.19                    18533.02
  1994/03/31      17554.56                    17778.35
  1994/04/30      17645.76                    17929.11
  1994/05/31      17755.74                    18084.56
  1994/06/30      17655.25                    17974.06
  1994/07/31      17988.44                    18303.53
  1994/08/31      18053.78                    18366.86
  1994/09/30      17785.57                    18097.23
  1994/10/31      17414.07                    17775.82
  1994/11/30      16870.75                    17454.44
  1994/12/31      17290.20                    17838.61
  1995/01/31      17879.61                    18348.44
  1995/02/28      18397.05                    18882.01
  1995/03/31      18445.25                    19098.96
  1995/04/30      18454.48                    19121.50
  1995/05/31      19030.07                    19731.67
  1995/06/30      18737.20                    19560.00
  1995/07/31      18872.82                    19745.43
  1995/08/31      19103.93                    19995.80
  1995/09/30      19251.33                    20122.38
  1995/10/31      19528.18                    20414.96
  1995/11/30      19898.25                    20753.64
  1995/12/31      20087.59                    20953.08
  1996/01/31      20253.93                    21111.28
  1996/02/29      20169.92                    20968.78
  1996/03/31      19911.55                    20700.80
  1996/04/30      19830.51                    20642.21
  1996/05/31      19835.76                    20633.96
  1996/06/30      20070.40                    20858.66
  1996/07/31      20259.36                    21048.47
  1996/08/31      20264.51                    21043.42
  1996/09/30      20502.27                    21338.03
  1996/10/31      20743.93                    21579.36
  1996/11/30      21169.32                    21974.27
  1996/12/31      21080.84                    21881.97
  1997/01/31      21101.39                    21923.33
  1997/02/28      21284.26                    22124.59
  1997/03/31      21008.55                    21829.67
  1997/04/30      21182.54                    22012.38
  1997/05/30      21482.27                    22343.45
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Municipal Income Fund on May 31, 1987. As the chart shows, by May 31, 1997, the value of the investment would have grown to $21,482 - a 114.82% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,343 - a 123.43% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in
bonds will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS
      SIX MONTHS    YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31,

      1997          1996                        1995   1994   1993   1992

Dividend return        2.69%   5.30%   6.54%    7.54%     6.33%    6.70%

Capital appreciation   -1.21   1.09%   11.41%   -15.28%    5.59%   1.51%
 return                %

Total return           1.48%   6.39%   17.95%   -7.74%    11.92%   8.21%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any.
DIVIDENDS AND YIELD

PERIODS ENDED MAY 31, 1997               PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      5.16(cents)   32.84(cents)   64.15(cents)

Annualized dividend rate                 4.98%         5.39%          5.28%

30-day annualized yield                  4.84%         -              -

30-day annualized tax-equivalent yield   7.56%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.19 over the past one month, $12.21 over the past six months and $12.16 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW


An interview with David Murphy, Portfolio Manager of Fidelity Municipal Income Fund
Q. HOW DID THE FUND PERFORM, DAVE?
A. For the six- and 12-month periods that ended May 31, 1997, the fund had total returns of 1.48% and 8.30%, respectively. For the same six- and 12-month periods, the Lehman Brothers Municipal Bond Index returned 1.68% and 8.28%, respectively. Additionally, the general municipal debt funds average returned 1.36% for the same six-month period and 7.60% for the same 12-month period, according to Lipper Analytical Services.
Q. THE PAST SIX MONTHS HAVEN'T BEEN THAT GREAT FOR BONDS . . .
A. That's true, but municipal bonds have performed better than many types of taxable bonds, including U.S. Treasuries. While all bonds came under pressure during the past six months because interest rates rose, municipals were able to best Treasuries because of favorable supply and demand factors. A lot of the outperformance of munis relative to Treasuries occurred toward the end of the period when the available supply of tax-free bonds dropped. From a demand standpoint, it appeared that some investors began to question the high levels of the stock market and re-directed a portion of their investment dollars into munis. Additionally, a record number of munis are expected to be redeemed - or called - by their issuers before maturity in June and July of this year. Investors began buying replacements for the bonds that were scheduled to be redeemed, which also boosted demand.
Q. WHAT WERE SOME OF THE KEY ELEMENTS OF YOUR STRATEGY?
A. In terms of which maturity ranges I targeted, I added more bonds with maturities of between one and five years, because I felt that bonds in this maturity range had become cheap and offered an appropriate amount of yield given their maturity. I also sold some bonds with maturities of 20 years and longer. Here's why: The yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - flattened. By that I mean that up to about a 20-year maturity, an investor would be paid an appropriate amount of additional income for each additional year of maturity. It is this additional income that compensates the investor for the additional risk taken on by investing in the longer maturity part of the market. But for bonds with maturities of 20 years or longer, the extra income for each successive year to maturity was not, in my opinion, attractive enough for the level of risk inherent in these bonds.
Q. WERE THERE PARTICULAR SECTORS THAT WERE KEYS TO YOUR STRATEGY?
A. Yes. Relative to the fund's benchmark index, I had a heavier weighting in industrial development bonds. These are bonds from corporate entities that are issued through municipal authorities for the purpose of economic development, pollution control or some other reason that is for the public good. Within the industrial development bond sector, I found attractive opportunities in energy companies. Many energy companies I emphasized did quite well, boosted by rising oil prices which, in turn, helped boost profits. Two of the best performers were bonds issued by Lower Neches Valley, Texas for Mobil Oil and those issued by Lake Charles, Louisiana for PanEnergy, which is in the process of being acquired by Duke Power, a utility company with a strong credit rating. On the flip side, I sold some airline bonds because the fund had enjoyed strong performance from these holdings as the industry returned to profitability. In my view, most of their potential gains had already been realized and I didn't see much further upside.
Q. DID YOU FOCUS ON A PARTICULAR STATE?
A. I increased the fund's holdings in New York, based on my evaluation that there would be somewhat of a scarcity of bonds issued in the state in the second quarter of 1997. After that scarcity materialized and the bonds performed well relative to other munis, I began to sell some of them, anticipating more normalized supply levels. I also sold some of the fund's holdings in bonds from California, which enjoyed relatively strong performance. Although it seemed appropriate to take some profits, the fund remained overweighted in the state relative to its benchmark. The state is enjoying a substantial budget surplus for fiscal year 1998. With the strong economy and higher tax revenues, the state probably won't need to scramble to balance its budget next year.
Q. WERE THERE BONDS FROM A PARTICULAR ISSUER THAT HELPED THE FUND? ANY THAT
HURT?
A. Bonds issued by New York City performed well relative to other bonds in the marketplace. The city's economy continues to expand and tax revenues have risen, thanks primarily to handsome Wall Street bonuses and rising tax receipts generated by capital gains on investments. I like the fact that the city has been reasonably conservative in its budgeting, not relying on a continuation of a dramatic boost from Wall Street next year. On the negative side, bonds issued by Michigan Health Care Corporation continued to be mired in bankruptcy proceedings and hurt the fund's performance. The issuer is in the process of liquidating assets to meet its debt obligations.
Q. WHAT'S YOUR OUTLOOK?
A. During the past several years, the amount of municipal bonds outstanding has shrunk considerably. More recently, the low supply has helped the municipal market outperform the taxable bond market. I think that the total available supply will increase slightly by the end of this year. The question is, will there be enough demand to digest that supply? In my view, that will depend on how investors perceive the attractiveness of municipals relative to other fixed-income and equity choices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: a high level of income
free from federal income tax
FUND NUMBER: 037
TRADING SYMBOL: FHIGX
START DATE: December 1,
1977
SIZE: as of May 31, 1997,
more than $1.7 billion
MANAGER: David Murphy,
since 1995; manager,
Fidelity Limited Term
Municipal Income Fund,
since 1989; Fidelity
Municipal Income and
Spartan Municipal Income
funds, since 1995; Fidelity
Michigan Municipal Income
Fund, since 1996; Fidelity
Aggressive Municipal,
Spartan Aggressive
Municipal Income and
Spartan Maryland Municipal
Income funds, since April
1997; joined Fidelity in 1989
(checkmark)
DAVID MURPHY ON
OPPORTUNITIES IN ELECTRIC UTILITY
MUNICIPALS:
"The electric utility industry is
in the early stages of a
transformation from one where
electric providers enjoy
monopolistic strongholds on a
given service area to one
where competition will
probably reign. Given the
changing environment, I have
been focusing on electric
utilities that are either
well-prepared to deal with
increased competition or
those that I believe can meet
competitive challenges down
the road, but have been too
severely penalized by the
market today. Even though it
seems inevitable that
competition will increase, I
believe there will be
opportunities to invest
profitably in this sector."
INVESTMENT CHANGES


TOP FIVE STATES AS OF MAY 31, 1997
                % OF        % OF FUND'S
                FUND'S      INVESTMENTS
                INVESTMEN   IN THESE STATES
                TS          6 MONTHS AGO

New York        16.7        15.0

California      13.3        14.9

Massachusetts   9.0         8.5

Texas           8.3         9.7

Illinois        6.5         7.6

TOP FIVE MARKET SECTORS AS OF MAY 31, 1997
                      % OF FUND'S    % OF FUND'S
                      INVESTMENTS    INVESTMENTS
                                     IN THESE MARKET
                                     SECTORS
                                     6 MONTHS AGO

General Obligations   27.2           25.8

Electric Revenue      12.6           13.8

Health Care           10.6           9.8

Transportation        10.3           8.5

Special Tax           10.2           9.9

AVERAGE YEARS TO MATURITY AS OF MAY 31, 1997
               6 MONTHS AGO

Years   12.9   14.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF MAY 31, 1997
              6 MONTHS AGO

Years   7.1   7.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF MAY 31, 1997 AS OF NOVEMBER 30, 1996
35.9
Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 2.2
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 17.8
Row: 1, Col: 5, Value: 37.2
Row: 1, Col: 6, Value: 36.9
Row: 1, Col: 1, Value: 3.6
Row: 1, Col: 2, Value: 2.2
Row: 1, Col: 3, Value: 2.0
Row: 1, Col: 4, Value: 16.2
Row: 1, Col: 5, Value: 35.9
Row: 1, Col: 6, Value: 42.1
Aaa 43.1%
Aa, A 35.9%
Baa 16.2%
Caa, C 0.4%
Non-rated 0.8%
Short-term investments 3.6%
Aaa 37.9%
Aa, A 37.2%
Baa 17.8%%
Caa, C 0.4%
Non-rated 1.8%
Short-term investments 4.9%
Row: 1, Col: 1, Value: 2.6
Row: 1, Col: 2, Value: 11.6
Row: 1, Col: 3, Value: 8.9
Row: 1, Col: 4, Value: 21.0
Row: 1, Col: 5, Value: 33.3
Row: 1, Col: 6, Value: 22.6
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT MAY 31, 1997 AND NOVEMBER 30, 1996 ACCOUNT FOR 0.8% AND 1.8% RESPECTIVELY, OF THE FUND'S INVESTMENTS. INVESTMENTS MAY 31, 1997 (UNAUDITED)

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL BONDS - 96.4%
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
ALABAMA - 1.4%
Alabama Bldg. Renovation Fin. Auth.
Spl. Tax Rev. 7.45% 9/1/11  A $ 3,000 $ 3,289
Alabama Mental Health Fin. Auth.
Spl. Tax 7.375% 5/1/09 (Pre-Refunded to
5/1/99 @ 102) (g)  A  3,000  3,221
Birmingham Jefferson Civic Ctr. Auth. Spl. Tax
(Cap. Outlay) 7.25% 1/1/12  A  5,875  6,066
Cullman Med. Park South Med. Clinic Board Rev.
(Cullman Reg'l. Med. Ctr.)
Series A, 6.50% 2/15/13  Baa3  6,500  6,565
Mobile Wtr. & Swr. Commissioners Wtr. & Swr.
Rev. Rfdg. 6.50% 1/1/09  A  4,600  4,945
  24,086
ALASKA - 1.6%
Alaska Student Loan Corp. Student Loan Rev.
Series A:
 7.30% 7/1/00 (AMBAC Insured) (f)  Aaa  3,100  3,340
  5.55% 7/1/03 (AMBAC Insured)  Aaa  1,300  1,318
  5.65% 7/1/04 (AMBAC Insured) (f)  Aaa  1,300  1,320
  6% 7/1/04 (AMBAC Insured)  Aaa  2,000  2,070
North Slope Borough (Cap. Appreciation):
Series A, 0% 6/30/01 (MBIA Insured)  Aaa  5,000  4,106
 Series B:
 0% 1/1/02 (MBIA Insured)  Aaa  12,000  9,570
  0% 1/1/03 (MBIA Insured)  Aaa  9,000  6,784
  28,508
ARIZONA - 1.2%
Chandler Gen. Oblig. Rfdg. (Cap. Appreciation):
0% 7/1/05 (FGIC Insured)  Aaa  5,700  3,798
 0% 7/1/06 (FGIC Insured)  Aaa  5,700  3,598
 0% 7/1/07 (FGIC Insured)  Aaa  5,700  3,399
 0% 7/1/08 (FGIC Insured)  Aaa  1,700  954
Maricopa County Ind. Dev. Auth. Hosp. Facs.
Rev. Rfdg. (Samaritan Health Svcs.) Series A,
7% 12/1/16 (MBIA Insured)  Aaa  2,000  2,340
Phoenix Gen. Oblig. Rfdg. 6% 7/1/02  Aa1  1,840  1,953
Pima County Ctfs. Prtn. 4.90% 1/1/06
(MBIA Insured)  Aaa  2,000  1,995
Salt River Proj. Agric. Impt. & Pwr.
Dist. Elec. Sys. Rev. Reg. Linked Stripes & Stars
5.05% 1/1/11  Aa  2,400  2,288
  20,325
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
ARKANSAS - 0.6%
Arkansas Dev. Fin. Auth. Rev. (Cap. Asset)
Series B, 7.10% 3/1/08  A $ 4,500 $ 4,854
North Little Rock Elec. Rev. Rfdg. Series A,
6.50% 7/1/10 (MBIA Insured)  Aaa  3,840  4,310
Pulaski County Health Facs. Board Rev. Rfdg.
(Sisters Charity Nazareth Corp.)
6.05% 11/1/09 (MBIA Insured)  Aaa  1,750  1,870
  11,034
CALIFORNIA - 13.3%
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
Series A, 5.70% 8/1/16 (MBIA Insured)  Aaa  2,365  2,368
 Series G (f):
 5.90% 2/1/09 (MBIA Insured)  Aaa  1,000  1,014
  5.90% 8/1/09 (MBIA Insured)  Aaa  2,000  2,028
 Rfdg. Series R, 6.15% 8/1/27
 (MBIA Insured) (g)  Aaa  3,000  3,019
California Poll. Cont. Fing. Auth. Resource
Recovery Rev. (Waste Management Inc.)
7.15% 2/1/11  A1  5,235  5,654
California Rural Home Mtg. Fin. Auth. Lease Rev.
Series A, 4.45% 8/1/01 (MBIA Insured)  Aaa  8,000  7,940
California Gen. Oblig.:
6.50% 3/1/02 (AMBAC Insured)  Aaa  2,000  2,163
 6.80% 4/1/03  A1  2,500  2,766
 7% 8/1/04  A1  2,000  2,260
 7% 3/1/06  A1  1,365  1,565
 7% 10/1/06  A1  8,975  10,355
 6% 9/1/07  A1  2,000  2,163
 7% 8/1/09  A1  5,000  5,819
 7% 10/1/09  A1  1,000  1,166
 6.30% 9/1/10  A1  4,000  4,410
 5.25% 10/1/13  A1  2,000  1,965
 4.75% 9/1/18 (FSA Insured)  Aaa  4,040  3,550
 6.25% 10/1/19  A1  12,800  13,712
California Pub. Works Board Lease Rev.:
Rfdg.:
  (California Commty. Colleges) Series D,
  5.375% 3/1/11  A  3,000  2,959
  (State Archives Bldg. Complex) Series A,
  5.375% 12/1/10  A  5,000  4,969
  (Various California State Univ. Proj.) Series A,
  5.50% 6/1/10  A1  18,250  18,592
  (Dept. Correction State Prison D-Susanville)
  5.375% 6/1/18  A  1,500  1,412
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
California Pub. Works Board Lease Rev.: - continued
Rfdg.: - continued
  (Various California State Univ. Proj.):
  Series A, 5.25% 12/1/13  A $ 3,750 $ 3,586
   Series B, 6% 10/1/14  A  4,000  4,115
California Statewide Commtys. Dev. Corp. Ctfs. of
Prtn. (J. Paul Getty) 5% 10/1/23  Aaa  5,195  4,708
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg.
(Wtr. Sys. Impt. Proj.) Series A, 7.25% 8/1/09
(MBIA Insured)  Aaa  1,800  2,138
Encinitas Unified School Dist. (Cap. Appreciation):
0% 8/1/06 (MBIA Insured)  Aaa  1,000  630
 0% 8/1/07 (MBIA Insured)  Aaa  1,500  889
 0% 8/1/08 (MBIA Insured)  Aaa  1,250  697
Long Beach Hbr. Rev. (f):
8.50% 5/15/03 (MBIA Insured)  Aaa  5,000  5,931
 8% 5/15/04 (MBIA Insured)  Aaa  6,305  7,440
 6% 5/15/06 (MBIA Insured)  Aaa  3,000  3,203
 5.125% 5/15/18  Aa  5,000  4,619
Los Angeles Wastewater Sys. Rev. Rfdg. Series A,
5% 2/1/11 (FGIC Insured)  Aaa  2,985  2,884
Los Angeles County Metropolitan Trans. Auth.
Sales Tax Rev. Rfdg. (Proposition A-2nd Tier)
5.625% 7/1/13 (MBIA Insured)  Aaa  3,380  3,426
Los Angeles County Metropolitan Trans. Auth. Rev.
Rfdg. (Union Station) Series A, 5.20% 7/1/12
(FSA Insured)  Aaa  4,355  4,284
Los Angeles County Pub. Wks. Fing. Auth. Lease
Rev. (Multi Cap. Facs. Projs.) Series IV,
4.75% 12/1/10 (MBIA Insured)  Aaa  5,000  4,688
Metropolitan Wtr. Dist. Southern California
Wtrwks. Rev.:
 4.75% 7/1/21 (MBIA Insured)  Aaa  8,770  7,685
  5.75% 7/1/21 (MBIA Insured)  Aaa  2,000  2,008
Northern California Pwr. Agcy. Pub. Pwr. Rev.
Rfdg. (Geothermal Proj.) Series A,
5.80% 7/1/09 (AMBAC Insured)  Aaa  9,500  10,046
Riverside County Asset Leasing Corp. Leasehold
Rev. (Riverside County Hosp. Proj.) Series A,
6% 6/1/03  A3  1,500  1,564
Sacramento City Fing. Auth. (Cap. Appreciation)
(Tax Allocation Comb. Proj.) Series B,
0% 11/1/06 (MBIA Insured)  Aaa  2,810  1,756
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
San Diego County Regulation Trans. Commission
Sales Tax Rev. Second SR-Series A:
 6.25% 4/1/02 (FGIC Insured)  Aaa $ 1,100 $ 1,177
  6.25% 4/1/03 (FGIC Insured)  Aaa  5,000  5,388
San Francisco City & County Arpt. Commty. Int'l.
Arpt. Rev. Second Series Issue 10A:
 5.50% 5/1/13 (MBIA Insured)  Aaa  5,955  5,858
  5.55% 5/1/14 (MBIA Insured)  Aaa  5,875  5,780
San Francisco City & County Swr. Rev. Rfdg.
5.90% 10/1/08 (AMBAC Insured)  Aaa  5,000  5,256
San Francisco Bldg. Auth. Lease Rev. (Dept. Gen.
Svcs. Lease) Series A, 5% 10/1/13  A  5,500  5,101
Santa Margarita/Dana Point Auth. Rev. (Impt.
Dist. 3&3A, 4&4A) Series B, 7.25% 8/1/08
(MBIA Insured)  Aaa  1,770  2,106
Santa Rosa Waste Wtr. Rev. Rfdg. & Sub Reg'l
Waste Wtr. Proj. Series A, 4.75% 9/1/16
(FGIC Insured)  Aaa  4,000  3,580
South Orange County Pub. Fing. Auth. Spl. Tax
Rev.:
 (Foothill Area) Series C, 8% 8/15/08
  (FGIC Insured)  Aaa  2,500  3,120
  (Sr. Lien) Series A, 7% 9/1/11 (MBIA Insured)  Aaa  3,490  4,079
Southern California Pub. Pwr. Auth. Pwr. Proj. Rev.
Rfdg. (Mead Phoenix Proj.) Series A,
4.875% 7/1/20 (AMBAC Insured)  Aaa  4,640  4,112
University of California Rev. Rfdg. (Multiple Purp.
Projs.) Series B, 5% 9/1/11 (MBIA Insured)  Aaa  5,000  4,800
University of California Rev. (Multiple Purpose
Projs.) Series D, 6.10% 9/1/10
(MBIA Insured)  Aaa  2,000  2,100
Upland Ctfs. of Prtn. (San Antonio Commty.
Hosp.) 5% 1/1/18  A  3,000  2,625
  233,228
COLORADO - 3.3%
Aurora Gen. Oblig. Rfdg. 4.75% 11/1/14  A1  3,040  2,721
Colorado Health Facs. Auth. Rev. Rfdg.:
(Rocky Mountain Adventist):
 6.25% 2/1/04  Baa  2,500  2,594
  6.625% 2/1/22  Baa  4,700  4,818
 (Hosp. - Swedish Med. Ctr.) Series A,
 7.25% 10/1/08 (Pre-Refunded to
 10/1/00 @ 102) (g)  Aaa  1,000  1,101
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
COLORADO - CONTINUED
Colorado Springs Arpt. Rev. (Cap. Appreciation)
Series C:
 0% 1/1/02 (MBIA Insured)  Aaa $ 1,550 $ 1,246
  0% 1/1/04 (MBIA Insured)  Aaa  1,530  1,105
  0% 1/1/09 (MBIA Insured)  Aaa  1,655  892
  0% 1/1/10 (MBIA Insured)  Aaa  1,500  758
Denver City & County Arpt. Rev.:
0%, 10/15/03 (MBIA Insured) (f)  Aaa  5,000  3,600
 Series A:
 6.60% 11/15/97 (f)  Baa  1,200  1,213
  6.90% 11/15/98  Baa  6,250  6,469
  7% 11/15/99  Baa  1,750  1,840
  8% 11/15/17  Baa  3,200  3,309
 Series B, 7.50% 11/15/25 (f)  Baa  5,500  5,664
 Series D:
 0% 11/15/04 (MBIA Insured)  Aaa  7,500  5,091
  (Cap. Appreciation) 0% 11/15/05
  (MBIA Insured)  Aaa  3,000  1,920
Highlands Ranch Metropolitan Dist. #2:
5.50% 6/15/00 (FSA Insured)  Aaa  1,725  1,777
 6% 6/15/03 (FSA Insured)  Aaa  2,050  2,183
Jefferson County Ctfs. of Prtn. Rfdg. 6.65%
12/1/08 (MBIA Insured)  Aaa  3,000  3,281
Jefferson County Single Family Mtg. Rev.
Series 1991-A, 8.875% 10/1/13
(MBIA Insured)  Aaa  225  238
Univ. of Colorado Rev. (Biomedical Research
Bldg. Proj.) 7% 6/1/09  A2  5,725  6,274
  58,094
CONNECTICUT - 0.4%
Connecticut Health & Edl. Facs. Auth. Rev.
(New Britain Mem. Hosp.) Series A,
7.50% 7/1/06  BBB-  4,685  4,995
Norwalk Hsg. Auth. Mtg. Rev. (Monterey Village)
Series 1985-B, Section 8, 9% 11/1/99  BBB  1,790  1,755
  6,750
DISTRICT OF COLUMBIA - 1.4%
District of Columbia Gen. Oblig.:
5.40% 6/1/06 (AMBAC Insured)  Aaa  3,350  3,388
 6% 6/1/11 (MBIA Insured)  Aaa  2,000  2,070
 Rfdg. Series A, 5.875% 6/1/05
 (AMBAC Insured)  Aaa  2,635  2,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
DISTRICT OF COLUMBIA - CONTINUED
District of Columbia Hosp. Rev.
(Hosp. for Sick Children) Series A,
8.875% 1/1/21  - $ 5,750 $ 6,109
District of Columbia Redev. Land Agcy. Spl. Tax
Rev. (Washington D.C. Sports Arena)
5.625% 11/1/10  Baa  4,630  4,503
District of Columbia Rev. Rfdg. (Georgetown
Univ.) Series A, 6% 4/1/18 (MBIA Insured) (i)  Aaa  6,300  6,308
  25,128
FLORIDA - 4.4%
Broward County Resources Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  8,250  8,982
Dade County Aviation Rev. (Miami Int'l Arpt.)
Series B, 6% 10/1/24 (MBIA Insured) (f)  Aaa  3,750  3,797
Florida Board of Ed. Cap. Outlay Rfdg. (Pub. Ed.)
Series D, 4.75% 6/1/17  Aa2  5,605  4,981
Florida Division Bond Fin. Dept. Gen. Svcs. Rev.
(Dept. Natural Resources - Preservation 2000)
Series A, 6.25% 7/1/10 (MBIA Insured)  Aaa  4,750  5,059
Florida Muni. Pwr. Agcy. Rev. Rfdg.:
(All Requirement Pwr. Supply) 6.25%
 10/1/19 (AMBAC Insured) (Pre-Refunded to
 10/1/01 @102) (g)  Aaa  2,000  2,170
 (Stanton II Proj.) 4.50% 10/1/27
 (AMBAC Insured)  Aaa  5,000  4,100
Hillsborough County Util. Rev. Rfdg.
(Cap. Appreciation) Series A, 0% 8/1/98
(MBIA Insured)  Aaa  4,110  3,925
Jacksonville Elec. Auth. Rev. (g):
6% 7/1/01   Aaa  4,280  4,414
 6.80% 7/1/12   Aaa  3,000  3,326
Jacksonville Health Facs. Auth. Ind. Dev. Rev.
Rfdg. (Cypress Village Proj.) (Nat'l. Benevolent
Assoc.) 7% 12/1/22  Baa1  2,000  2,093
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub Lien)
6.50% 10/1/05 (FGIC Insured)  Aaa  5,000  5,538
Orange County Tourist Dev. Tax Rfdg. Series A,
6.50% 10/1/10 (AMBAC Insured)  Aaa  5,000  5,438
Orlando Util. Commission Wtr. & Elec. Rev.
Series B, 5.25% 10/1/23  Aa  5,465  5,123
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
FLORIDA - CONTINUED
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev. (f)(i):
 6% 4/1/06 (AMBAC Insured)  Aaa $ 3,090 $ 3,210
  6% 4/1/08 (AMBAC Insured)  Aaa  5,000  5,206
Tampa Cap. Impt. Prog. Rev. Series A,
8.25% 10/1/18  Aa  10,000  10,424
  77,786
GEORGIA - 1.1%
Atlanta Downtown Dev. Auth. Rev. Rfdg.
(Underground Atlanta Proj.):
 6.25% 10/1/12  Aa  2,500  2,619
  6.25% 10/1/16  Aa  3,000  3,120
Dalton Util. Rev. Rfdg. Series 1997, 4% 1/1/98
(MBIA Insured)  Aaa  2,000  2,002
Georgia Gen. Oblig.:
6.25% 4/1/03  Aaa  5,500  5,940
 Impt. Series B, 7.20% 3/1/05  Aaa  3,000  3,461
 Series B, 6.10% 3/1/05  Aaa  2,000  2,168
  19,310
HAWAII - 0.4%
Hawaii Gen. Oblig.:
5% 12/1/00 (FGIC Insured)  Aaa  4,860  4,945
 5.50% 12/1/02 (FGIC Insured)  Aaa  2,625  2,737
  7,682
IDAHO - 0.3%
Boise Urban Renewal Parking Agcy. Rev. (Tax
Increment) Series A, B, C, 8.125% 9/1/15  A  2,600  2,711
Idaho Falls Rfdg. Elec. Deferred Interest:
0% 4/1/06 (FGIC Insured)  Aaa  2,000  1,283
 0% 4/1/13 (FGIC Insured)  Aaa  1,500  627
  4,621
ILLINOIS - 6.1%
Chicago Gen. Oblig. Rfdg Series B, 5% 1/1/11
(AMBAC Insured)  Aaa  7,200  6,930
Chicago School Board of Ed. (School Reform):
6.25% 12/1/09 (MBIA Insured)  Aaa  4,750  5,207
 6.25% 12/1/11 (MBIA Insured)  Aaa  1,000  1,090
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
ILLINOIS - CONTINUED
Chicago Midway Arpt. Rev. Series B (f):
6% 1/1/08 (MBIA Insured)  Aaa $ 2,170 $ 2,281
 6% 1/1/10 (MBIA Insured)  Aaa  2,435  2,526
 6.125% 1/1/11 (MBIA Insured)  Aaa  2,580  2,693
 5.25% 1/1/14 (MBIA Insured)  Aaa  3,060  2,880
Chicago Ill Motor Fuel Tax Rev. Rfdg. Series A,
5.375% 1/1/14 (AMBAC Insured)  Aaa  4,000  3,930
Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev. Rfdg.
(Int'l. Terminal) Series A, 7.50% 1/1/17 (f)  A  4,500  4,815
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.
(Gen. Arpt. Proj.) (Second Lien) Series A:
  6.375% 1/1/15 (MBIA Insured)  Aaa  6,700  7,110
  5.50% 1/1/16 (AMBAC Insured)  Aaa  10,000  9,650
Chicago Park Dist. Rfdg. 6.25% 1/1/09
(FGIC Insured)  Aaa  2,250  2,444
Illinois Health Facs. Auth. Rev.:
Rfdg. (OSF Healthcare Sys.) 6% 11/15/13  A1  5,000  5,019
 (Memorial Hosp.):
 6.875% 5/1/00  BBB  900  923
  7.125% 5/1/10  BBB  4,000  4,210
 Rfdg. (Lutheran Gen. HealthCare Sys.) Series C:
 7% 4/1/14  A1  1,500  1,680
  6% 4/1/18  A1  3,000  3,034
Illinois Reg'l Trans. Auth. Rfdg. 5.25% 6/1/10
(MBIA Insured)  Aaa  3,295  3,187
Lake County Forest Preserve Dist. Unltd. Tax
(Cap. Appreciation):
 0% 12/1/07  Aa2  10,440  6,107
  0% 12/1/08  Aa2  12,505  6,878
Metropolitan Pier & Exposition Auth. Dedicated
Tax Rev. (McCormick Place Expansion Proj.):
 Series A, 0% 6/15/09 (FGIC Insured)  Aaa  10,000  5,188
  0% 6/15/10 (FGIC Insured)  Aaa  7,250  3,516
  0% 6/15/12 (FGIC Insured)  Aaa  250  192
  (Cap. Appreciation) Series A (c):
  0% 6/15/07 (FGIC Insured) (Pre-Refunded
   to 6/15/03 @102) (g)  Aaa  4,705  5,176
   0% 6/15/07 (FGIC Insured)  Aaa  95  103
   0% 6/15/12 (FGIC Insured)
  (Pre-Refunded to 6/15/03 @ 102) (g)  Aaa  11,570  9,473
  106,242
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
INDIANA - 0.4%
Indianapolis Econ. Dev. Rev. Rfdg. & Impt.
(Nat'l Benevolent Assoc.) 7.625% 10/1/22  Baa1 $ 3,000 $ 3,180
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc. Proj.) 6.75% 12/1/07
(AMBAC Insured)  Aaa  3,080  3,488
  6,668
KANSAS - 0.5%
Kansas City Util. Sys. Rev. (Cap. Appreciation):
0% 9/1/10 (AMBAC Insured) (g)  Aaa  3,825  1,874
 0% 9/1/10 (AMBAC Insured)   Aaa  2,865  1,390
Kansas Dept. Trans. Hwy. Rev. 7.25% 3/1/05  Aa  4,750  5,522
  8,786
KENTUCKY - 0.8%
Jefferson County Cap. Projs. Corp. Rev. (Muni.
Multiple Rfdg. Lease) Series A, 0% 8/15/11  A1  5,250  2,349
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Rfdg.
(Revitalization) (Cap. Appreciation) 0% 1/1/02
(FGIC Insured)  Aaa  7,760  6,227
Owensboro Elec. Lt. & Pwr. Rev. Series B,
0% 1/1/07 (AMBAC Insured)  Aaa  10,000  6,113
  14,689
LOUISIANA - 2.4%
Lake Charles Hbr. & Term. Dist. Port Facs. Rev.
Rfdg. (Trunkline Leasing Co. Proj.) Series 1992,
7.75% 8/15/22  Baa2  21,000  23,756
Louisiana Gen. Oblig.:
Series A, 6.75% 5/15/03 (MBIA Insured)  Aaa  4,320  4,752
 6% 8/1/01 (FGIC Insured)  Aaa  3,000  3,161
Louisiana Offshore Term. Auth. Deepwtr. Port Rev.
Rfdg. (1st Stage) (Loop, Inc. Proj.) Series E,
7.60% 9/1/10  Baa1  2,300  2,510
Monroe - West Monroe Pub. Trust Fing. Auth. Mtg.
Rev. Rfdg. (Cap. Appreciation) Series C,
0% 8/20/14  AA-  9,000  3,330
St. John Baptist Parish Sales Tax Dist. Rfdg.
Series 1989, 7.80% 12/1/14  Baa  2,700  2,933
St. Tammany Pub. Trust Fing. Auth. Rev. Rfdg.
(Cap. Appreciation) Series C, 0% 7/20/14  Aaa  4,650  1,727
  42,169
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
MARYLAND - 0.3%
Howard County Mtg. Rev. (Heartlands Elderly
Apts. Proj.) 8.875% 12/1/10 (MBIA Insured)
(FHA Guaranteed)  Aaa $ 250 $ 262
Maryland Gen. Oblig. 1st Series A-M,
6.50% 7/1/00  Aaa  3,000  3,184
Prince George's County Solid Waste Mgmt. Sys.
5.25% 6/15/13 (FSA Insured)  Aaa  1,500  1,451
  4,897
MASSACHUSETTS - 9.0%
Boston Gen. Oblig. Rev. (Boston City Hosp.)
Series A, 7.625% 2/15/21
(FHA Guaranteed) (FSA Insured)  Aaa  5,500  6,112
Boston Wtr. & Swr. Commission Rev. Gen. Sr.
Series, Series A, 5.40% 11/1/08  A  2,000  2,028
Massachusetts Ed. Loan Auth. Ed. Loan Rev.
Issue E Series B:
 6.05% 7/1/08 (AMBAC Insured)  Aaa  4,115  4,274
  6.15% 7/1/10 (AMBAC Insured)  Aaa  1,650  1,702
  6.25% 7/1/11 (AMBAC Insured)  Aaa  1,000  1,031
  6.30% 7/1/12 (AMBAC Insured)  Aaa  1,000  1,028
Massachusetts Muni. Wholesale Elec. Co.
Pwr. Supply Sys. Rev.:
 Rfdg. Series A, 5.10% 7/1/08
  (AMBAC Insured)  Aaa  3,575  3,544
  5% 7/1/10 (AMBAC Insured)  Aaa  3,000  2,861
Massachusetts Gen. Oblig.:
Consolidated Loan:
 Series A, 5% 1/1/12  A1  4,000  3,830
  Series C, 5.37% 9/1/14 (MBIA Insured)  Aaa  8,500  8,390
 Rfdg. Series A:
 6.25% 7/1/03  A1  8,200  8,846
  6.25% 7/1/04  A1  6,000  6,503
 Series A, 5.50% 2/1/11 (MBIA Insured)  Aaa  8,595  8,616
 Series B, 5.40% 11/1/07 (MBIA Insured)  Aaa  6,000  6,173
Massachusetts Health & Edl. Facs. Auth. Rev.:
(Baystate Medical Center) Series D, 5%
 7/1/12 (FGIC Insured)  Aaa  5,820  5,507
 (Harvard Univ.) Series P, 6.50% 11/1/03  Aaa  1,100  1,218
 (New England Med. Ctr.) Series G, 5.375%
 7/1/24 (MBIA Insured)  Aaa  1,725  1,643
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Rev.:
 (Atlanticare Med. Ctr.) Series A,
 10.125% 11/1/14  - $ 6,800 $ 7,132
(Cap. Appreciation) (Massachusetts Biomedical):
Series A-1, 0% 8/1/03  A1  23,300  16,922
 Series A-2:
 0% 8/1/04  A1  5,000  3,425
  0% 8/1/06  A1  26,800  16,214
  0% 8/1/09  A  15,800  7,880
  0% 8/1/10  A  11,000  5,115
Massachusetts Hsg. Fin. Agcy. Rev. Rfdg.
(Rental) Series A, 6.65% 7/1/19
(AMBAC Insured) (f)  Aaa  2,000  2,095
Massachusetts Tpk. Auth. Tpk. Rev. Series A,
5.125% 1/1/23 (FGIC Insured)  Aaa  6,500  5,956
New England Ed. Loan Marketing Corp. Rfdg.
(Student Loan):
 Series A, 5.70% 7/1/05 (f)  A1  14,125  14,337
  Series B, 5.40% 6/1/00  A1  1,500  1,524
  Series G:
  5% 8/1/00  A1  2,500  2,516
   5.20% 8/1/02  A1  2,000  2,014
  158,436
MICHIGAN - 1.5%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A  3,000  2,873
Detroit Hosp. Fing. Auth. Facs. Rev. (Michigan
Healthcare Corp. Proj.) 10% 12/1/20 (a)  C  36,735  6,612
Michigan Hsg. Dev. Auth. Single Family Mtg.
Rev. Series A:
 7.50% 6/1/15  AA+  470  487
  7.70% 12/1/16  AA+  1,475  1,530
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Bay Med.
Ctr.) Series A, 8.25% 7/1/12  A3  1,000  1,123
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Rfdg.
(William Beaumont Hosp.) 5.50% 1/1/14  Aa3  3,695  3,658
Univ. of Michigan Rev. Rfdg. (Univ. Hosp.)
Series A, 5.75% 12/1/12  Aa2  5,750  5,772
Western Townships Util. Auth. Swr. Disp. Sys.:
Ltd. Tax 8.20% 1/1/18  BBB+  2,000  2,135
 Rfdg. 0% 1/1/05 (FSA Insured)  Aaa  2,810  1,910
  26,100
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
MINNESOTA - 2.4%
Centennial Independent School Dist. #12 Rfdg.
Series B, 4.875% 2/1/12 (FGIC Insured)  Aaa $ 2,610 $ 2,434
Maplewood Health Care Fac. Rev.
(Healtheast, Inc. Proj.) 5.80% 11/15/03  Baa2  1,000  1,001
Minneapolis & St. Paul Hsg. & Redev. Auth.
Healthcare Sys. Rev. Rfdg. (Healthspan Health
Sys. Corp.) Series A, 4.75% 11/15/18
(AMBAC Insured)  Aaa  5,750  5,003
Minneapolis Gen. Oblig. Rfdg. (Sales Tax)
6.25% 4/1/07  Aaa  1,500  1,603
Minnesota Hsg. Fin. Agcy. (Single Family Mtg.)
Series B, 5.80% 7/1/25 (f)  Aa2  4,000  3,950
Rochester Health Care Facs. Rev. (Mayo
Foundation/Mayo Med. Ctr.) Series I:
 5.90% 11/15/09  AA+  2,000  2,130
  5.90% 11/15/10  AA+  2,250  2,385
St. Paul Hsg. & Redev. Auth. Hosp. Rev.
(Healtheast, Inc. Proj.) Series D,
9.75% 11/1/17  Baa  10,180  10,597
Univ. of Minnesota Rfdg. 4.80% 8/15/03  Aa3  10,000  10,000
Western Muni. Pwr. Agcy. Minnesota Pwr. Supply
Rev. Rfdg. Series A, 5.50% 1/1/11
(AMBAC Insured)  Aaa  2,500  2,528
  41,631
MISSISSIPPI - 0.3%
Hinds County Ctfs. of Prtn. (Welfare Dept. Proj.)
7.75% 3/1/09 (Pre-Refunded
to 3/1/99 @102) (g)  A  1,095  1,180
Hinds County Mtg. Rev. Rfdg. (Methodist Hosp. &
Rehabilitation) 5.60% 5/1/12 (AMBAC Insured)  Aaa  4,000  4,060
Mississippi Home Corp. Single Family Sr. Rev. Rfdg.
Series 1990 A, 9.25% 3/1/12 (FGIC Insured)  Aaa  310  332
  5,572
MISSOURI - 0.1%
Kansas City School Dist. Bldg. Corp. Insured
Leasehold Rev. (Cap. Impt. Project)
5% 2/1/14 (FGIC Insured)  Aaa  2,230  2,107
MONTANA - 0.4%
Montana Board of Investment Payroll Tax
(Workers Compensation) Series 1991,
6.875% 6/1/11 (MBIA Insured) (g)  Aaa  6,200  6,859
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
NEBRASKA - 0.9%
Douglas County Hosp. Auth. #1 (Immanuel Med.
Ctr., Inc.) 6.90% 9/1/11 (AMBAC Insured)  Aaa $ 3,250 $ 3,543
Nebraska Pub. Pwr. Dist. Rev. Rfdg.
(Pwr. Supply Sys.):
 Series B, 5.25% 1/1/13 (MBIA Insured)  Aaa  3,650  3,527
  Series C, 5% 1/1/10 (MBIA Insured)  Aaa  5,880  5,703
Scotts Bluff County Hosp. Auth. #1 Hosp. Rev.
(Reg'l West Med. Ctr. Proj.)
6.45% 12/15/04  A  3,000  3,210
  15,983
NEW HAMPSHIRE - 0.2%
New Hampshire Tpk. Sys. Rev. Rfdg. Series A,
7% 11/1/06 (FGIC Insured)  Aaa  2,500  2,878
NEW JERSEY - 1.3%
Camden County Muni. Util. Auth. Swr. Rev. Rfdg.
6% 7/15/06 (FGIC Insured)  Aaa  1,060  1,141
New Jersey Trans. Corp. (Cap. Grant Anticipation
Notes) Series A, 5.40% 9/1/02
(FSA Insured)  Aaa  9,945  10,206
New Jersey Trans. Trust Fund Auth. (Trans. Sys.)
Series A, 6% 6/15/04 (AMBAC Insured)  Aaa  7,800  8,346
Passaic County Util. Auth. Solid Waste Disp. Rev.
0% 3/1/01 (MBIA Insured)  Aaa  3,580  3,021
  22,714
NEW MEXICO - 1.1%
Albuquerque Arpt. Rev. Rfdg.:
6.25% 7/1/03 (AMBAC Insured)  Aaa  1,100  1,176
 6.75% 7/1/10 (AMBAC Insured)  Aaa  1,700  1,893
 6.75% 7/1/12 (AMBAC Insured)  Aaa  1,935  2,165
Farmington Poll. Cont. Rev. Rfdg. (Pub. Svc. Co.
San Juan) Series C, 5.70% 12/1/16
(AMBAC Insured)  Aaa  6,750  6,708
New Mexico Edl. Assistance Foundation Student
Loan Rev. 5.25% 4/1/05 (AMBAC Insured)  Aaa  3,790  3,785
Univ. of New Mexico Rev. Rfdg. Series A,
6% 6/1/21  A1  3,400  3,557
  19,284
NEW YORK - 16.6%
Metropolitan Trans. Auth. Commuter Facs. Rev.
Series A, 6% 7/1/21 (FGIC Insured)  Aaa  2,890  2,980
Metropolitan Trans. Auth. Svc. Contract
(Commuter Facs.) Series O:
 5.75% 7/1/08  Baa1  1,000  1,028
  5.75% 7/1/13  Baa1  7,650  7,736
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
NEW YORK - CONTINUED
Metropolitan Trans. Auth. Trans. Facs. Rev.:
6.10% 7/1/21 (FSA Insured)  Aaa $ 5,000 $ 5,175
 Rfdg. Series K:
 6.30% 7/1/06 (MBIA Insured)  Aaa  3,500  3,859
  6.30% 7/1/07 (MBIA Insured)  Aaa  5,000  5,538
New York City Muni. Assistance Corp.
Series E, 6% 7/1/04  Aa2  16,500  17,511
New York City Gen. Oblig.:
 7.875% 8/1/00  Baa1  4,940  5,354
 5.50% 8/1/01  Baa1  5,000  5,075
 6% 8/1/18 (FSA Insured) (g)  Aaa  4,900  4,907
 Rfdg.:
 Series A, 6.375% 8/1/05  Baa1  5,000  5,263
  Series H, 5.40% 8/1/04  Baa1  3,580  3,584
  Unltd. Tax Series C, 6.50% 8/1/07  Baa1  3,000  3,165
 Series A, 7% 8/1/03  Baa1  2,000  2,178
 Series B, 7.50% 2/1/02  Baa1  2,000  2,190
 Series C, 6.40% 8/1/03  Baa1  4,120  4,357
 Series E, 5.40% 2/15/03  Baa1  10,285  10,336
 Series F:
 8.10% 11/15/99  Baa1  2,000  2,158
  6.10% 2/15/02 (g)  Baa1  1,495  1,583
  6.10% 2/15/02  Baa1  995  1,032
 Series G, 5.60% 2/1/02  Baa1  10,720  10,894
 Series H:
 6.90% 2/1/01 (g)  Aaa  775  838
  6.90% 2/1/01  Baa1  1,110  1,175
 Series J, 6% 2/15/04  Baa1  3,000  3,101
 Series L, 4.75% 8/1/98  Baa1  9,100  9,157
New York City Muni. Wtr. Fin. Auth. Wtr. &
Swr. Sys. Rev.:
 6% 6/15/19 (FGIC Insured)  Aaa  2,300  2,320
  Series B, 5.875% 6/15/26  A2  1,325  1,323
New York City Trust Cultural Resource Rev.
 (American Museum of Nat'l History)
Series A, 5.65% 4/1/27 (MBIA Insured)  Aaa  3,500  3,491
New York State Ctfs. of Prtn. 4.90% 3/1/99  Baa1  2,965  2,980
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York Dorm. Auth. Rev. (State Univ. Edl. Facs.):
5.75% 5/15/09  Baa1 $ 2,465 $ 2,496
 Rfdg.:
 Series A:
  6.50% 5/15/04  Baa1  3,000  3,236
   5.50% 5/15/08  Baa1  3,500  3,531
   5.50% 5/15/09  Baa1  4,000  4,020
   5.875% 5/15/11  Baa1  7,000  7,140
   5.50% 5/15/13  Baa1  6,000  5,903
  Series B:
  5.25% 5/15/05  Baa1  1,000  1,001
   5.25% 5/15/10  Baa1  6,600  6,419
   5.25% 5/15/11  Baa1  7,000  6,790
   5% 5/15/18  Baa1  6,000  5,370
New York Envir. Facs. Corp. Poll.
Cont. Rev. Rfdg. (State Wtr. Revolving Fund)
(New York City Muni. Wtr.) 5.75% 6/15/12  Aa2  2,000  2,075
New York State Local Govt. Assistance Corp.:
Series A, 0% 4/1/08  A3  2,000  1,118
 Series B:
 0% 4/1/08  A3  5,000  2,794
  6% 4/1/18  A3  16,640  16,848
 Series C, 6.50% 4/1/15  A3  4,600  4,778
 Series D, 7% 4/1/18 (Pre-Refunded to
 4/1/02 @ 102) (g)  Aaa  6,700  7,504
 Rfdg.:
 Spl. Tax Series A, 5.375% 4/1/16  A3  11,000  10,533
  Series C, 5.50% 4/1/17  A3  26,600  26,168
  Series E:
  6% 4/1/14  A3  8,335  8,752
   5.25% 4/1/16  A3  11,500  10,983
New York State Tollway Auth. Gen. Rev.
(Spl. Oblig.) Series A, 0% 1/1/05  BBB  8,500  5,557
New York State Thruway Auth. Hwy. & Bridge
Trust Fund Series A, 6.25% 4/1/04
(MBIA Insured)  Aaa  2,345  2,538
New York Urban Dev. Corp. Rev. Rfdg.
5.75% 4/1/11  Baa1  2,300  2,331
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.
(Sr. Lien) 5.10% 6/1/09 (MBIA Insured)  Aaa  3,000  2,989
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth. Rev.
(Gen. Purp.):
 Series A, 4.75% 1/1/19  Aa $ 3,155 $ 2,776
  Rfdg. Series Y, 5.50% 1/1/17  Aa  7,600  7,629
  291,567
NEW YORK & NEW JERSEY - 0.0%
Port Auth. New York & New Jersey Consolidated
104 3rd Series, 4.75% 1/15/26
(AMBAC Insured)  Aaa  310  270
NORTH CAROLINA - 1.3%
North Carolina Eastern Muni. Pwr. Agcy. Pwr.
Sys. Rev. Rfdg.:
 Series A, 6.25% 1/1/03  Baa1  2,000  2,073
  Series B, 7% 1/1/08  Baa1  10,015  11,029
  Series C:
  5.50% 1/1/07  Baa1  5,950  5,890
   7% 1/1/07  Baa1  3,000  3,289
  22,281
NORTH DAKOTA - 0.2%
Mercer County Poll. Cont. Rev. Rfdg. (Montana
Dakota Utils. Co. Proj.) 6.65% 6/1/22
(FGIC Insured)  Aaa  3,750  3,998
OHIO - 0.6%
Loveland City School Dist. Unltd. Tax
6.65% 12/1/15  A  3,500  3,767
Ohio Bldg. Auth. (Workers Compensation West
Green Bldg.) Series A, 4.75% 4/1/14  A2  3,500  3,141
Ohio Tpk. Commission Tpk. Rev. Series A,
5.70% 2/15/13 (MBIA Insured)  Aaa  2,750  2,805
  9,713
OREGON - 0.3%
Oregon Health Hsg. Edl. & Cultural Facs. Auth. Rev.
(Lewis & Clark College):
 6% 10/1/13 (MBIA Insured)  Aaa  1,750  1,831
  Series A, 6.125% 10/1/24 (MBIA Insured)  Aaa  1,000  1,040
Portland Swr. Sys. Rev. Rfdg. Series A,
5.25% 3/1/10  A1  2,000  1,997
  4,868
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
PENNSYLVANIA - 3.4%
Butler County Hosp. Auth. Rev. (North Hills
Passavant Hosp.) Series A, 6.80% 6/1/06
(FSA Insured) (Pre-Refunded to
6/1/01 @ 102) (g)  Aaa $ 5,000 $ 5,494
Cumberland County Muni. Auth. Rev.
(Carlisle Hosp.) 6.80% 11/15/23  Baa  4,600  4,761
Delaware County Ind. Dev. Auth. Rev. Rfdg.
(Resource Recovery Facs.) Series A,
6.10% 7/1/13  Baa1  6,850  6,927
Northumberland County Auth. Commonwealth
Lease Rev. 0% 10/15/13 (MBIA Insured)  Aaa  11,830  4,717
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg.
Series 44C, 6.65% 10/1/21  Aa  10,000  10,400
Philadelphia Wtr. & Wastewtr. Rev.:
6.75% 8/1/04 (MBIA Insured)  Aaa  2,000  2,233
 6.75% 8/1/05 (MBIA Insured)  Aaa  1,500  1,684
 Rfdg. 5% 6/15/12 (FGIC Insured)  Aaa  3,000  2,843
Philadelphia Hosp. & Higher Ed. Facs. Auth.
Hosp. Rev. Rfdg. 5.70% 7/1/01  Baa2  3,035  3,099
Philadelphia Muni. Auth. Rev. Rfdg. Lease
Series D, 6.125% 7/15/08  Baa  4,000  4,070
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.
Rfdg. Series A, 4.75% 9/1/16 (FGIC Insured)  Aaa  10,000  8,925
Wyoming Ind. Dev. Auth. Poll. Rfdg. (Proctor &
Gamble Paper Proj.) 5.55% 5/1/10  Aa2  4,300  4,401
  59,554
RHODE ISLAND - 0.2%
Rhode Island Depositors Econ. Protection Corp.
Spl. Oblig. Rfdg. Series A, 5.75% 8/1/12
(MBIA Insured)  Aaa  2,645  2,738
SOUTH CAROLINA - 1.5%
Piedmont Muni Pwr. Agcy. Elec. Rev. Rfdg.:
5.60% 1/1/09 (MBIA Insured) (g)  Aaa  2,295  2,393
 5.60% 1/1/09 (MBIA Insured)  Aaa  2,945  3,022
 5.50% 1/1/10 (MBIA Insured) (g)  Aaa  1,135  1,165
 5.50% 1/1/10 (MBIA Insured)  Aaa  1,455  1,470
 5.25% 1/1/11 (MBIA Insured)  Aaa  4,625  4,538
South Carolina Ed. Assistance Auth. Insured
Student Loan Rev. 6.625% 9/1/06  Aa  6,075  6,447
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
SOUTH CAROLINA - CONTINUED
South Carolina Pub. Svc. Auth. Rev. Rfdg.
Series A:
 6.375% 7/1/21 (AMBAC Insured)  Aaa $ 3,750 $ 3,914
  6.25% 2/1/06 (MBIA Insured)  Aaa  3,665  3,985
  26,934
SOUTH DAKOTA - 0.1%
Spearfish School Dist. #40-2 Unltd. Tax
(Lawrence County) 7.30% 7/1/11  A  1,500  1,673
TENNESSEE - 0.3%
Shelby County Gen. Oblig. Rfdg. Series A,
6.75% 4/1/04  Aa2  3,000  3,319
Tennessee Gen. Oblig. Series A, 7% 3/1/03  Aaa  2,355  2,629
  5,948
TEXAS - 8.3%
Allen Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 2/15/04 (PSF Guaranteed)  Aaa  2,120  1,524
  0% 2/15/05 (PSF Guaranteed)  Aaa  2,120  1,442
Austin Gen. Oblig. Rfdg. (Pub. Impt.) Series B,
0% 9/1/98 (MBIA Insured)  Aaa  2,000  1,905
Austin Util. Sys. Rev. Rfdg. Series A,
0% 11/15/01 (MBIA Insured)  Aaa  3,000  2,430
Brazos River Auth. Poll. Cont. Rev. Coll.
(Texas Util. Elec. Co.) 9.25% 3/1/18 (f)  Baa1  4,900  5,157
Cedar Hill Independent School Dist.
0% 8/15/09 (PSF Guaranteed)  Aaa  1,575  819
Conroe Independent School Dist.:
0% 2/15/08 (PSF Guaranteed)  Aaa  3,345  1,915
 0% 2/15/10 (PSF Guaranteed)  Aaa  1,805  914
Cypress-Fairbanks Independent School Dist. Rfdg.
Unltd. Tax:
 0% 2/1/04 (PSF Guaranteed)  Aaa  3,000  2,160
  Series A, 0% 2/15/12 (PSF Guaranteed)  Aaa  5,000  2,225
Dallas-Fort Worth Reg'l. Arpt. Rev. Rfdg.
(Joint Dallas/Fort Worth Int'l. Arpt.)
6.50% 11/1/05 (FGIC Insured)  Aaa  2,295  2,545
Dallas Gen. Oblig. (Cap. Appreciation)
0% 2/15/03  Aaa  4,000  3,040
Dallas Hsg. Corp. Cap. Proj. Rev. Rfdg.
(Section 8 Assorted Projs.):
 7.70% 8/1/05  A  1,100  1,145
  7.85% 8/1/13  A  1,000  1,048
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
TEXAS - CONTINUED
Dallas Independent School Dist. Rfdg. Unltd. Tax
(Cap. Appreciation) 0% 8/15/07
(PSF Guaranteed)  Aaa $ 2,300 $ 1,366
Lower Colorado River Auth. Rev. Rfdg. (g):
(Cap. Appreciation) 0% 1/1/09 (MBIA Insured)  Aaa  2,000  1,095
 (Jr. Lien) 5.25% 1/1/15  Aaa  6,000  5,925
Lower Neches Valley Auth. Ind. Dev. Corp. Envir.
Rev. (Mobil Oil Refining Corp. Proj.)
6.35% 4/1/26  Aa2  9,500  9,916
Lower Neches Valley Auth. Ind. Dev. Corp. Swr.
Facs. Rev. (Mobil Oil Refining Corp. Proj.)
6.40% 3/1/30 (f)  Aa2  25,455  26,569
Port Arthur Hsg. Fin. Corp. Single Family Mtg.
Rev. Rfdg. 8.70% 3/1/12  A  800  860
Port Dev. Corp. Ind. Rev. Rfdg. (Cargill, Inc. Proj.)
7.70% 3/1/07  Aa2  1,000  1,061
Round Rock Independent School Dist.:
Series A, 7.50% 8/1/03 (PSF Guaranteed)  Aaa  1,300  1,490
 Unltd. Tax 6.50% 8/1/04 (PSF Guaranteed)  Aaa  1,025  1,131
San Antonio Elec. & Gas Rev.:
 0% 2/1/05 (AMBAC Insured)  Aaa  3,850  2,613
 6% 2/1/14  Aa1  2,500  2,541
 Rfdg.:
 5.75% 2/1/11  Aa1  17,000  17,276
  5.25% 2/1/10  Aa1  5,000  4,975
  Series B, 0% 2/1/08 (FGIC Insured)  Aaa  4,340  2,479
San Antonio Wtr. Rev. 0% 5/1/12
(AMBAC Insured) (Pre-Refunded to
5/1/00 @ 42.652) (g)  Aaa  5,500  2,056
Spring Branch Gen. Oblig. 0% 2/1/06
(PSF Guaranteed)  Aaa  5,710  3,683
Spring Independent School Dist. 0% 2/15/02
(PSF Guaranteed)  Aaa  3,000  2,389
Texarkana Health Facs. Dev. Corp. Hosp. Rev.
(Wadley Regional Med. Ctr. Proj.) 7%
10/1/05 (MBIA Insured)  Aaa  1,750  1,883
Texas A&M Univ. Permanent Univ. Fund
5.50% 7/1/04  Aaa  3,850  4,009
Texas Muni. Pwr. Agcy. Rev. Rfdg.
0% 9/1/05 (AMBAC Insured)  Aaa  13,000  8,564
Texas Gen. Oblig.:
Rfdg. (Veterans Land) 7.40% 12/1/20  Aa  2,500  2,738
 Series B, 5.25% 10/1/13  Aa  3,000  2,955
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
TEXAS - CONTINUED
Texas Pub. Fin. Auth.:
6% 10/1/05  Aa $ 4,000 $ 4,310
 Rfdg. Series A, 0% 10/1/01 (AMBAC Insured)  Aaa  7,000  5,702
  145,855
UTAH - 1.2%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Rfdg.:
 Series B, 5.75% 7/1/16 (MBIA Insured)  Aaa  16,000  16,100
  Series G, 0% 7/1/12 (Pre-Refunded to
  1/1/03 @ 101) (c)(g)  Aaa  1,660  1,691
 Series A, 6.50% 7/1/08 (AMBAC Insured)  Aaa  3,100  3,468
  21,259
VERMONT - 0.3%
Vermont Muni. Bond Bank (g):
Series B, 7.20% 12/1/20 (Pre-Refunded to
 12/1/99 @ 102)  A  3,000  3,251
 Series 1991-1, 6.875% 12/1/22
 (Pre-Refunded to 12/1/01 @ 102)  A  2,385  2,645
  5,896
VIRGINIA - 1.1%
Lynchburg Ind. Dev. Auth. Facs. 1st Mtg. Rev.
Rfdg. (Central Health, Inc.) 8.125% 1/1/16  A1  3,000  3,146
Peninsula Ports Auth. Hosp. Facs. Auth. Rev.
Rfdg. (Whittaker Mem. Proj.) 8.70% 8/1/23
(FHA Guaranteed)  Aa  1,500  1,538
Richmond Gen. Oblig. Rfdg. Series B,
5.50% 1/15/04 (FGIC Insured)  Aaa  1,725  1,796
Richmond Redev. & Hsg. Auth. Mtg. Rev.
(Multi-Family Hsg. Pinebrook Proj.)
9.25% 10/1/20 (GNMA Coll.)  Aaa  750  764
Upper Occoquan Swr. Auth. Rev. 5.15% 7/1/20
(MBIA Insured)  Aaa  8,000  7,610
Virginia Beach Dev. Auth. Hosp. Facs. Rev.
(Virginia Beach Gen. Hosp. Proj.)
5.125% 2/15/18 (AMBAC Insured)  Aaa  2,800  2,646
Virginia Hsg. Dev. Auth. Multi Family Hsg.
5.95% 5/1/09  Aa1  1,890  1,918
Virginia Resources Auth. Wtr. & Swr. Sys. Rev.
Series A, 7.70% 11/1/10  Aa  180  193
  19,611
MUNICIPAL BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
WASHINGTON - 3.2%
Port Seattle Rev. Series B (f):
5.50% 9/1/09 (FGIC Insured)  Aaa $ 4,010 $ 4,025
 5.60% 9/1/10 (FGIC Insured)  Aaa  2,230  2,238
Snohomish County (School Dist. 201)
6.75% 12/1/06 (AMBAC Insured)  Aaa  2,405  2,688
Washington Gen. Oblig.:
6% 7/1/04  Aa  2,000  2,133
 (Motor Vehicle Fuel Tax) Series B, 7% 9/1/05  Aa  2,655  3,017
 Series A, 6.50% 7/1/03  Aa  1,000  1,090
Washington Pub. Pwr. Supply Sys. Nuclear
Proj. #2 Rev.:
 7.07% 7/1/10 (FGIC Insured) (h)  Aaa  7,500  7,275
  5.40% 7/1/12  Aa1  23,950  22,721
  Rfdg. Series C, 0% 7/1/05  Aa1  16,080  10,432
Washington Pub. Pwr. Supply Sys. Nuclear
Proj. #3 Rev. Rfdg. Series B, 7.375% 7/1/04  Aa1  1,000  1,089
  56,708
WYOMING - 0.7%
Natrona County Hosp. Rev. (Wyoming Med.
Ctr. Proj.) 8.125% 9/15/10  Baa1  4,500  4,838
Wyoming Farm Loan Board Cap. Facs. Rev. (g):
0% 10/1/04  AA-  3,995  2,777
 0% 10/1/05  AA-  3,995  2,630
 0% 10/1/06  AA-  3,695  2,305
  12,550
TOTAL MUNICIPAL BONDS
(Cost $1,650,338)   1,692,990
MUNICIPAL NOTES (E) - 0.7%
FLORIDA - 0.2%
Florida Hsg. Fin. Agency Multi-Family
Hsg. Rev. Rfdg. (Brandon-Oxford)
Series 90C, 4.20%, VRDN  A-1  4,000  4,000
ILLINOIS - 0.4%
Chicago Gen. Oblig. Series 1997, 3.65%, tender
2/5/98, LOC Morgan Guaranty Trust Co.  VMIG 1  4,500  4,494
Illinois Dev. Fin. Auth. Multi-Family Hsg.
Rev. Rfdg. (Garden Glen Apts.)
Series 93, 4.20%, VRDN  A-1  2,800  2,800
  7,294
MUNICIPAL NOTES - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS (B) AMOUNT (000S) (000S)
NEW YORK - 0.1%
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(The Holling Press, Inc.) Series 1989 F, 4.15%,
LOC Marine Midland Bank, VRDN (f)  - $ 760 $ 760
TOTAL MUNICIPAL NOTES
(Cost $18,812)   12,054
CASH EQUIVALENTS - 2.9%
 SHARES
Municipal Central Cash Fund
(Cost $51,214) (d)    51,214,494  51,214
TOTAL INVESTMENTS - 100%
(Cost $1,720,364)  $ 1,756,258
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
6. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
7. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
8. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
9. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.90%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
10. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
11. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
12. Security collateralized by an amount sufficient to pay interest and principal.
13. Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
14. Security purchased on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 75.5% AAA, AA, A 78.7%
Baa 15.1% BBB  13.4%
Ba 0.0% BB  0.0%
B 0.0% B  0.3%
Caa 0.0% CCC  0.0%
Ca, C 0.4% CC, C  0.0%
  D  0.4%
The percentage not rated by both S&P and Moody's amounted to 0.8%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  27.2%
Electric Revenue  12.6
Health Care  10.6
Transportation  10.3
Special Tax  10.2
Others (individually less than 5%)   29.1
TOTAL  100.0%
INCOME TAX INFORMATION
At May 31, 1997, the aggregate cost of investment securities for income tax purposes was $1,720,364,000. Net unrealized appreciation aggregated $35,894,000, of which $70,204,000 related to appreciated investment securities and $34,310,000 related to depreciated investment securities.
At November 30, 1996, the fund was required to defer approximately $11,584,000 of losses on futures contracts and options.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

(EXCEPT PER-SHARE AMOUNT) MAY 31, 1997 (UNAUDITED)

ASSETS

Investment in securities, at value (cost $1,720,364) -               $ 1,756,258
See accompanying schedule

Receivable for investments sold                                       12,261

Interest receivable                                                   24,324

Other receivables                                                     12

 TOTAL ASSETS                                                         1,792,855

LIABILITIES

Payable for investments purchased:                        $ 27,366
Regular delivery

 Delayed delivery                                          14,675

Payable for fund shares redeemed                           1,388

Distributions payable                                      1,906

Accrued management fee                                     577

Other payables and accrued expenses                        278

 TOTAL LIABILITIES                                                    46,190

NET ASSETS                                                           $ 1,746,665

Net Assets consist of:

Paid in capital                                                      $ 1,718,724

Accumulated undistributed net realized gain (loss)                    (7,953)
on investments

Net unrealized appreciation (depreciation) on                         35,894
investments

NET ASSETS, for 142,568 shares outstanding                           $ 1,746,665

NET ASSET VALUE, offering price and redemption price                  $12.25
per share ($1,746,665 (divided by) 142,568 shares)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

INTEREST INCOME                                                        $ 49,182

EXPENSES

Management fee                                             $ 3,477

Transfer agent, accounting and custodian fees and           1,274
expenses

Non-interested trustees' compensation                       2

Registration fees                                           25

Audit                                                       32

Legal                                                       21

Miscellaneous                                               5

 Total expenses before reductions                           4,836

 Expense reductions                                         (7)         4,829

NET INTEREST INCOME                                                     44,353

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      2,814

 Futures contracts                                          723         3,537

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (22,820)

 Futures contracts                                          431         (22,389)

NET GAIN (LOSS)                                                         (18,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 25,501
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS     YEAR ENDED
                                                          ENDED          NOVEMBER 30,
                                                          MAY 31, 1997   1996
                                                          (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS

Operations                                                $ 44,353       $ 95,300
Net interest income

 Net realized gain (loss)                                  3,537          5,236

 Change in net unrealized appreciation (depreciation)      (22,389)       13,878

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           25,501         114,414
FROM OPERATIONS

Distributions to shareholders                              (48,044)       (91,609)
From net interest income

 From net realized gain                                    (3,537)        (581)

 In excess of net realized gain                            (845)          -

 TOTAL DISTRIBUTIONS                                       (52,426)       (92,190)

Share transactions                                         135,785        392,501
Net proceeds from sales of shares

 Reinvestment of distributions                             38,904         67,659

 Cost of shares redeemed                                   (238,466)      (446,159)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (63,777)       14,001
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  (90,702)       36,225

NET ASSETS

 Beginning of period                                       1,837,367      1,801,142

 End of period (including undistributed net investment    $ 1,746,665    $ 1,837,367
income of $0 and $3,691, respectively)

OTHER INFORMATION
Shares

 Sold                                                      11,115         32,502

 Issued in reinvestment of distributions                   3,183          5,558

 Redeemed                                                  (19,556)       (36,692)

 Net increase (decrease)                                   (5,258)        1,368


FINANCIAL HIGHLIGHTS
      SIX MONTHS     YEARS ENDED NOVEMBER 30,
      ENDED
      MAY 31, 1997

      (UNAUDITED)    1996                       1995   1994 C   1993   1992


SELECTED PER-SHARE DATA

Net asset value,               $ 12.430    $ 12.300   $ 11.040   $ 13.230   $ 12.720   $ 12.690
beginning of period

Income from Investment          .303        .648 D     .677       .755       .764       .811
Operations
Net interest income

 Net realized and               (.125)      .109       1.260      (1.690)    .700       .190
 unrealized gain
(loss)

 Total from investment          .178        .757       1.937      (.935)     1.464      1.001
 operations



Less Distributions              (.328) D    (.623)     (.677)     (.755)     (.764)     (.811)
From net interest
income

 From net realized gain         (.024)      (.004)     -          (.500)     (.190)     (.160)

 In excess of net               (.006)      -          -          -          -          -
 realized gain

 Total distributions            (.358)      (.627)     (.677)     (1.255)    (.954)     (.971)

Net asset value, end           $ 12.250    $ 12.430   $ 12.300   $ 11.040   $ 13.230   $ 12.720
of period

TOTAL RETURN B                  1.48%       6.39%      17.95%     (7.74)     11.92%     8.21%
                                                                 %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period      $ 1,747     $ 1,837    $ 1,801    $ 1,693    $ 2,128    $ 2,075
(in millions)

Ratio of expenses to            .55% A      .56%       .57%       .56%       .56%       .57%
average net assets

Ratio of net interest           5.01% A     5.32%      5.69%      6.21%      5.85%      6.40%
income to average
net assets

Portfolio turnover rate         35% A       53%        50%        48%        53%        47%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE DECEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D NET INTEREST INCOME PER SHARE IN 1996 REFLECTS A PAYMENT RECEIVED FROM AN ISSUER IN BANKRUPTCY WHICH WAS DISTRIBUTED IN 1997.
NOTES TO FINANCIAL STATEMENTS
For the period ended May 31, 1997 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Municipal Income Fund (the fund) is a fund of Fidelity Court Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses deferred due to wash sales and futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss).
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by FMR Texas, an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $359,669,000 and $301,444,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $63,490,000 and $110,662,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of
 .39% of average net assets.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. The Bank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT AND ACCOUNTING FEES - CONTINUED of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $1,019,000 and $210,000, respectively.
For the period, the transfer agent fees were equivalent to an annualized rate of .12% of average net assets.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $6,000, respectively, under these arrangements.
6. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Municipal Income Fund has approved Agreements and Plans of Reorganization ("Agreements") between the fund and Spartan Municipal Income Fund, Spartan Arizona Municipal Income fund, and Spartan Maryland Municipal Income Fund ("Target Funds") ("Reorganizations"). The Agreements provide for the transfer of all of the assets and the assumption of all of the liabilities of each Target Fund in exchange solely for the number of shares of the fund having the same aggregate net asset value as the outstanding shares of the Target Funds at the close of business on the day that the Reorganizations are effective. A Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the Investment Company Act of 1940) of outstanding voting securities of the Target Fund to which the Reorganization relates. A Special Meeting of Shareholders ("Meeting") of the Target Funds will be held on October 6, 1997 to vote on the Agreements. A detailed description of the proposed transactions and voting information will be sent to shareholders of the Target Funds in August, 1997. If the Agreements are approved at the Meeting, the Reorganizations are expected to become effective on or about October 23, 1997.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
 To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN
A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President
David Murphy, Vice President
Arthur S. Loring, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Thomas R. Williams *
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
(registered trademark)
FIDELITY'S MUNICIPAL BOND FUNDS
Aggressive Municipal
California Insured Municipal Income
California Municipal Income
Limited Term Municipal Income
Massachusetts Municipal Income
Michigan Municipal Income
Minnesota Municipal Income
Municipal Income
New York Insured Municipal Income
New York Municipal Income
Ohio Municipal Income
Spartan(registered trademark) Aggressive Municipal
Spartan Arizona Municipal Income
Spartan California Intermediate Municipal
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Intermediate Municipal
Spartan New York Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate Municipal
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
* INDEPENDENT TRUSTEES
 AUTOMATED LINE FOR QUICKEST SERVICE